UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE AB PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2016

Date of reporting period: February 29, 2016

ITEM 1.     REPORTS TO STOCKHOLDERS.

FEB    02.29.16

SEMI-ANNUAL REPORT

AB TAX-MANAGED WEALTH

STRATEGIES

+	AB WEALTH APPRECIATION STRATEGY
+	AB BALANCED WEALTH STRATEGY
+	AB CONSERVATIVE WEALTH STRATEGY

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

April 10, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AB Tax-Managed Wealth Strategies (the “Strategies” and individually a “Strategy”) for the semi-annual reporting period ended February 29, 2016.

All of the Strategies invest in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. These Underlying Portfolios include the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies through investments allocated to various sub-advisers selected and overseen by AllianceBernstein L.P. (the “Adviser”). These investments will be primarily in four different alternative investment strategies—long/short equity, special situations, credit and global macro. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. As part of their diversification investments, the Strategies invest in the Volatility Management Portfolio, which is managed by the Adviser. This Underlying Portfolio is designed to reduce the overall effect of equity market volatility on the Strategies’

portfolios and the effects of adverse market conditions on their performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategies’ investments in equity securities.

For the Strategies’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (US and non-US), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

The Strategies also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and may invest in the securities of companies in emerging markets.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated

AB TAX-MANAGED WEALTH STRATEGIES •	1

separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Strategies may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Strategies may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps.

AB Tax-Managed Wealth Appreciation Strategy

Investment Objective and Policies

AB Tax-Managed Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. The Strategy may also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy’s investments. The Strategy targets a weighting of approximately 73% in equity securities of companies, or traditional equity investments, and approximately 28% in diversification investments. In managing the Strategy, the Adviser efficiently diversifies between growth and value equity investment styles, between US and non-US markets and among diversification investments. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each) for the traditional equity component of the Strategy, with approximately 60% of each equity style invested in US companies and the remaining 40% in non-US companies.

The Adviser will allow the relative weightings of the Strategy’s investments in traditional equity growth and value, and in US and non-US company securities to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Strategy invests approximately 8% of its assets in the Multi-Manager Alternative Strategies Fund, approximately 5% in the Multi-Asset Real Return Portfolio and approximately 15% in the Volatility Management Portfolio.

AB Tax-Managed Balanced Wealth Strategy

Investment Objective and Policies

AB Tax-Managed Balanced Wealth Strategy’s investment objective is to

2	• AB TAX-MANAGED WEALTH STRATEGIES

achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy may also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy’s investments. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity investment styles and in diversification investments to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 29% equity securities of companies, or traditional equity investments, 41% traditional tax-exempt debt securities and 30% diversification investments (a portion of which includes tax-exempt debt securities) with a goal of providing moderate upside potential without excessive volatility. Within the Strategy’s traditional equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in US companies and the remaining 40% in non-US companies.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company securities to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Strategy invests approximately 6% of its assets in the Multi-Manager Alternative Strategies Fund, approximately 3% in the Multi-Asset Real Return Portfolio and approximately 11% in the Volatility Management Portfolio.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax exempt interest dividends (currently requires that at least 50% of the Strategy’s assets be invested in tax-exempt debt securities). In the event that the Internal Revenue Code or the related rules, regulations and interpretations of the Internal Revenue Service should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy may become 60% equity securities and 40% debt securities.

AB TAX-MANAGED WEALTH STRATEGIES •	3

In selecting tax-exempt fixed-income investments for the Strategy’s debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties. These fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes fixed-income research analysts and economists. The Strategy’s fixed-income securities will primarily be investment grade debt securities, but may also include lower-rated securities (“junk bonds”). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade.

With the goal of protecting against inflation risk in addition to its investment in the Multi-Asset Real Return Underlying Portfolio, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-indexed securities, including inflation-indexed municipal securities, (ii) enter into inflation Consumer Price Index (“CPI”) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s direct investments are “inflation-indexed”.

The Strategy may invest up to 10% of its total assets in the securities of companies in emerging markets.

AB Tax-Managed Conservative Wealth Strategy

Investment Objective and Policies

AB Tax-Managed Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy may also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy’s investments. The Strategy targets a weighting of 19% equity securities of companies, or traditional equity investments, 58% traditional tax-exempt debt securities and 24% diversification investments with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity investment styles and in diversification investments to produce the desired risk/return profile of the Strategy. Within the traditional equity component, the Strategy’s targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in US companies and the remaining 40% in non-US companies.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company

4	• AB TAX-MANAGED WEALTH STRATEGIES

securities to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Strategy invests approximately 4% of its assets in the Multi-Manager Alternative Strategies Fund, approximately 1% in the Multi-Asset Real Return Portfolio and approximately 9% in the Volatility Management Portfolio.

In selecting tax-exempt fixed-income investments for the Strategy’s traditional debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and that may include subspecialties. In selecting debt securities for the Strategy, these fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes fixed-income research analysts and economists. All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

With the goal of protecting against inflation risk in addition to its investment in the Multi-Asset Real Return Underlying Portfolio, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-indexed securities, including inflation-indexed municipal securities, (ii) enter into inflation CPI swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s direct investments are “inflation-indexed”.

The Strategy may invest up to 10% of its total assets in the securities of companies in emerging markets.

Investment Results

The tables on pages 11-13 show performance for each Strategy compared to its respective benchmarks for the six- and 12-month periods ended February 29, 2016. Each Strategy’s blended benchmark is as follows: AB Tax-Managed Wealth Appreciation Strategy, 60% Standard & Poor’s (“S&P”) 500 Index / 40% Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-US; AB Tax-Managed Balanced Wealth Strategy, 50% Barclays 5-Year General Obligation

AB TAX-MANAGED WEALTH STRATEGIES •	5

(“GO”) Municipal Bond Index / 50% S&P 500 Index; and AB Tax-Managed Conservative Wealth Strategy, 70% Barclays 5-Year GO Municipal Bond Index / 30% S&P 500 Index.

All share classes of the Tax-Managed Wealth Appreciation, Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies underperformed the primary and blended benchmarks for both periods, before sales charges. Versus the secondary benchmark, all share classes of the Tax-Managed Wealth Appreciation Strategy outperformed for both periods; for the six-month period, all share classes of the Balanced Wealth Strategy underperformed, while all share classes outperformed for the 12-month period; Class B and C shares of the Tax-Managed Conservative Wealth Strategy underperformed for the six-month period, while all share classes outperformed for the 12-month period.

For both periods, on an absolute level, all components negatively impacted the performance of the Tax-Managed Wealth Appreciation Strategy as the environment for equities was particularly difficult. The US growth, non-US value and non-US growth components did outperform their respective style benchmarks. The Volatility Management, Multi-Asset Real Return Strategy and Multi-Manager Alternative Strategies Fund all detracted from performance.

All equity components of the Tax-Managed Balanced Wealth Strategy negatively impacted performance, while the intermediate-term municipal bond and inflation-protection fixed-income components contributed on an absolute level, for both periods. The US growth, non-US value and non-US growth components did outperform their respective style benchmarks. The Volatility Management, Multi-Asset Real Return Strategy and Multi-Manager Alternative Strategies Fund all detracted from performance.

The fixed-income components of the Tax-Managed Conservative Wealth Strategy contributed on an absolute level, including short-term and intermediate-term municipals and the inflation protection components, for both periods. The US growth, non-US value and non-US growth components did outperform their respective style benchmarks, but posted negative absolute returns. The Volatility Management, Multi-Asset Real Return Strategy and Multi-Manager Alternative Strategies Fund all detracted from performance.

The Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy utilized derivatives in the form of futures and forwards for hedging and investment purposes. In the Tax-Managed Wealth Appreciation Strategy and the Balanced Wealth Strategy, futures detracted from performance, while forwards added to performance in absolute terms, for both periods; both forwards and futures contributed to performance of the Tax-Managed Conservative Wealth Strategy. The Tax-Managed Balanced Wealth Strategy and the Tax-Managed

6	• AB TAX-MANAGED WEALTH STRATEGIES

Conservative Wealth Strategy utilized inflation swaps and interest rate swaps for hedging and investment purposes; interest rate swaps detracted for both periods and inflation swaps detracted for the six-month period. For the 12-month period, inflation swaps detracted in the Tax-Managed Balanced Wealth Strategy and contributed in the Tax-Managed Conservative Wealth Strategy. The Tax-Managed Conservative Wealth Strategy utilized credit default swaps for hedging and investment purposes, which added to performance for both periods.

Market Review and Investment Strategy

Global equities charted a rocky path over the six-month period. Markets mainly rallied through the first half, recovering losses from August’s sharp sell-off. However, 2016 ushered in another dramatic pullback that punished stocks worldwide. The steep decline led to losses for the period, with international and emerging market equities hit hardest. US dollar-based investors also saw a strong US dollar dampen their returns. As 2015 drew to a close, markets fluctuated as concerns over uneven global growth gave way to hopes for central bank intervention. A US interest rate hike, the first in nine years, helped offset negative sentiment due to inaction from the European Central Bank and a further retrenchment in commodities and oil. However, uncertainty spilled over into the new year, which began on a sour note as concerns about China’s fiscal policy, slowing growth and oversupply in oil sparked a fresh bout of turmoil in financial markets worldwide. While February offered a modest respite, investors remained cautious by the end of the reporting period.

Bond markets were volatile for the six-month period, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. Oil prices reached their lowest level since 2003, causing volatility within government bond yields. Adding to the volatility was the rate hike by the US Federal Reserve (the “Fed”). Fixed-income returns diverged between regions and sectors: credit securities generally underperformed developed-market Treasuries; developed-market Treasuries generally outperformed emerging-market local currency Treasuries; and investment-grade securities generally outperformed high-yield, which posted some of the worst returns across the fixed-income markets, specifically within the energy and commodities sectors.

A glut of supply overwhelmed solid demand to drive the price of oil to record lows. Commodities suffered and inflation expectations, measured by the spread between the yield on nominal Treasuries and Treasury Inflation-Protected Securities, fell sharply and the US dollar rose, all of which was negative for inflation assets. In February, however, commodity prices and market inflation expectations bounced back backed by a dovish Fed policy and a reversal in the sentiment around China.

AB TAX-MANAGED WEALTH STRATEGIES •	7

Natural resources stocks were similarly weighed down by the collapse in commodity prices, high volatility, and headwinds from a strong dollar. With the Fed moving to a more dovish stance in the new year, this trend was reversed. Metal and mining stocks were especially strong.

Real estate investment trusts (“REITs”) were expensive and faced the risk of interest rate hikes. The rate risk, however, began to diminish and REITs outperformed over the six-month period.

The municipal components may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of February 29, 2016, the Strategies’ percentages of total investments in insured bonds and in insured bonds that have been prefunded (a type of bond issued to fund another callable bond, where the issuer actually decides to exercise its right to buy its bonds back before the scheduled maturity date) are as follows:

Portfolio	Insured Bonds*	Prerefunded/ ETM† Bonds*
Tax-Managed Balanced Wealth Strategy	6.82%	0.00%
Tax-Managed Conservative Wealth Strategy	8.24%	0.00%

*	Breakdowns expressed as a percentage of investments in municipal bonds.

†	Escrowed to maturity.

The Fund’s Senior Investment Management Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Strategies. The municipal components generally invest in investment-grade securities, as the underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

8	• AB TAX-MANAGED WEALTH STRATEGIES

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index, the MSCI ACWI ex-US, and the Barclays 5-Year GO Municipal Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI ex-US (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. Net returns include the reinvestment of dividends after deduction of non-US withholding tax; gross returns include reinvestment of dividends prior to such deduction. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies’ shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The Strategies allocate their investments among multiple asset classes which will include US and foreign securities. The Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies will include both equity and fixed-income securities.

Market Risk: The value of the Strategies’ assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: The Strategies’ investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened if the Strategies invest in securities of emerging market countries.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce their returns.

Capitalization Risk: Investments in small- and mid-capitalization companies by the Underlying Portfolios may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies and may be subject to counterparty risk to a greater degree than more traditional investments.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Strategies’ net asset value (“NAV”), when one of these investments is performing more poorly than another.

Credit Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) An issuer or guarantor of a fixed-income security, or the counterparty to a

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	9

Disclosures and risks

DISCLOSURES AND RISKS

(continued from previous page)

derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategies’ investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Strategies may be subject to a heightened risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Municipal Market Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategies’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategies invest more of their assets in a particular state’s municipal securities, the Strategies may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategies’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

These risks are fully discussed in the Strategies’ prospectus. As with all investments, you may lose money by investing in the Strategies.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

10	• AB TAX-MANAGED WEALTH STRATEGIES

Disclosures and Risks

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 29, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Tax-Managed Wealth Appreciation Strategy*
Class A	-5.44%	-11.21%

Class B†	-5.81%	-11.90%

Class C	-5.85%	-11.89%

Advisor Class‡	-5.30%	-10.99%

Primary Benchmark: S&P 500 Index	-0.92%	-6.19%

Secondary Benchmark: MSCI ACWI ex-US	-9.29%	-17.37%

Blended Benchmark: 60% S&P 500 Index / 40% MSCI ACWI ex-US	-4.34%	-10.78%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for the six- and 12-month periods ended February 29, 2016, by 0.01% and 0.05%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

‡      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	11

Historical Performance

AB TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 29, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Tax-Managed Balanced Wealth Strategy*
Class A	-1.42%	-4.57%

Class B†	-1.76%	-5.33%

Class C	-1.70%	-5.26%

Advisor Class‡	-1.20%	-4.29%

Primary Benchmark: Barclays 5-Year GO Municipal Bond Index	2.82%	3.11%

Secondary Benchmark: S&P 500 Index	-0.92%	-6.19%

Blended Benchmark: 50% Barclays 5-Year GO Municipal Bond Index/50% S&P 500 Index	1.07%	-1.45%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for the six- and 12-month periods ended February 29, 2016, by 0.01% and 0.05%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

‡      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

12	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 29, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Tax-Managed Conservative Wealth Strategy*
Class A	-0.87%	-3.11%

Class B†	-1.17%	-3.67%

Class C	-1.21%	-3.71%

Advisor Class‡	-0.73%	-2.79%

Primary Benchmark: Barclays 5-Year GO Municipal Bond Index	2.82%	3.11%

Secondary Benchmark: S&P 500 Index	-0.92%	-6.19%

Blended Benchmark: 70% Barclays 5-Year GO Municipal Bond Index / 30% S&P 500 Index	1.80%	0.40%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for the six- and 12-month periods ended February 29, 2016, by 0.01% and 0.04%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

‡      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	13

Historical Performance

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-11.21%	-14.99%
5 Years	3.88%	2.98%
10 Years	1.95%	1.51%

Class B Shares
1 Year	-11.90%	-15.21%
5 Years	3.11%	3.11%
10 Years(a)	1.36%	1.36%

Class C Shares
1 Year	-11.89%	-12.72%
5 Years	3.13%	3.13%
10 Years	1.22%	1.22%

Advisor Class Shares*
1 Year	-10.99%	-10.99%
5 Years	4.17%	4.17%
10 Years	2.24%	2.24%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.24%, 2.01%, 2.00% and 1.00% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.17%, 1.93%, 1.92% and 0.92% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2016. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

14	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-8.69%
5 Years	4.40%
10 Years	2.01%

Class B Shares
1 Year	-9.01%
5 Years	4.53%
10 Years(a)	1.85%

Class C Shares
1 Year	-6.31%
5 Years	4.56%
10 Years	1.71%

Advisor Class Shares*
1 Year	-4.36%
5 Years	5.63%
10 Years	2.75%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	15

Historical Performance

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
Returns

Class A Shares
1 Year	-10.26%
5 Years	3.69%
10 Years	1.54%

Class B Shares
1 Year	-10.38%
5 Years	4.05%
10 Years(a)	1.50%

Class C Shares
1 Year	-7.75%
5 Years	4.03%
10 Years	1.39%

Advisor Class Shares*
1 Year	-6.08%
5 Years	4.84%
10 Years	2.22%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)

Class A Shares
1 Year	-3.68%
5 Years	3.35%
10 Years	1.57%

Class B Shares
1 Year	-3.95%
5 Years	3.50%
10 Years(a)	1.44%

Class C Shares
1 Year	-2.38%
5 Years	3.51%
10 Years	1.34%

Advisor Class Shares*
1 Year	-1.15%
5 Years	4.32%
10 Years	2.15%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

16	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

AB TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.57%	-8.62%
5 Years	3.07%	2.18%
10 Years	2.83%	2.39%

Class B Shares
1 Year	-5.33%	-8.98%
5 Years	2.32%	2.32%
10 Years(a)	2.24%	2.24%

Class C Shares
1 Year	-5.26%	-6.17%
5 Years	2.35%	2.35%
10 Years	2.11%	2.11%

Advisor Class Shares*
1 Year	-4.29%	-4.29%
5 Years	3.38%	3.38%
10 Years	3.14%	3.14%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.35%, 2.11%, 2.11% and 1.11% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.30%, 2.05%, 2.05% and 1.05% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2016. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	17

Historical Performance

AB TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.44%
5 Years	2.85%
10 Years	2.66%

Class B Shares
1 Year	-5.76%
5 Years	3.00%
10 Years(a)	2.51%

Class C Shares
1 Year	-2.91%
5 Years	3.02%
10 Years	2.37%

Advisor Class Shares*
1 Year	-1.03%
5 Years	4.04%
10 Years	3.40%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

18	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

AB TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.41%
5 Years	2.35%
10 Years	2.35%

Class B Shares
1 Year	-6.56%
5 Years	2.60%
10 Years(a)	2.24%

Class C Shares
1 Year	-3.79%
5 Years	2.60%
10 Years	2.13%

Advisor Class Shares*
1 Year	-2.07%
5 Years	3.50%
10 Years	3.06%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)

Class A Shares
1 Year	-2.04%
5 Years	2.36%
10 Years	2.29%

Class B Shares
1 Year	-2.58%
5 Years	2.39%
10 Years(a)	2.09%

Class C Shares
1 Year	-0.79%
5 Years	2.42%
10 Years	1.98%

Advisor Class Shares*
1 Year	0.58%
5 Years	3.32%
10 Years	2.91%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	19

Historical Performance

AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.11%	-7.21%
5 Years	2.06%	1.18%
10 Years	2.32%	1.88%

Class B Shares
1 Year	-3.67%	-7.39%
5 Years	1.36%	1.36%
10 Years(a)	1.75%	1.75%

Class C Shares
1 Year	-3.71%	-4.63%
5 Years	1.35%	1.35%
10 Years	1.60%	1.60%

Advisor Class Shares*
1 Year	-2.79%	-2.79%
5 Years	2.36%	2.36%
10 Years	2.63%	2.63%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.79%, 2.55%, 2.54% and 1.54% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios exclusive of interest expense to 1.15%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2016. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

20	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.07%
5 Years	1.60%
10 Years	2.05%

Class B Shares
1 Year	-5.31%
5 Years	1.79%
10 Years(a)	1.91%

Class C Shares
1 Year	-2.49%
5 Years	1.77%
10 Years	1.77%

Advisor Class Shares*
1 Year	-0.54%
5 Years	2.79%
10 Years	2.80%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	21

Historical Performance

AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
Returns

Class A Shares
1 Year	-5.88%
5 Years	1.03%
10 Years	1.65%

Class B Shares
1 Year	-6.01%
5 Years	1.33%
10 Years(a)	1.56%

Class C Shares
1 Year	-3.23%
5 Years	1.29%
10 Years	1.44%

Advisor Class Shares*
1 Year	-1.42%
5 Years	2.18%
10 Years	2.37%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)

Class A Shares
1 Year	-1.76%
5 Years	1.36%
10 Years	1.85%

Class B Shares
1 Year	-2.30%
5 Years	1.42%
10 Years(a)	1.66%

Class C Shares
1 Year	-0.54%
5 Years	1.43%
10 Years	1.54%

Advisor Class Shares*
1 Year	0.95%
5 Years	2.31%
10 Years	2.48%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

22	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AB Tax-Managed Wealth Appreciation Strategy

	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$945.60	$4.50	0.93%
Hypothetical**	$1,000	$1,020.24	$4.67	0.93%
Class B
Actual	$1,000	$941.90	$8.30	1.72%
Hypothetical**	$1,000	$1,016.31	$8.62	1.72%
Class C
Actual	$1,000	$941.50	$8.11	1.68%
Hypothetical**	$1,000	$1,016.51	$8.42	1.68%
Advisor Class
Actual	$1,000	$947.00	$3.29	0.68%
Hypothetical**	$1,000	$1,021.48	$3.42	0.68%

AB TAX-MANAGED WEALTH STRATEGIES •	23

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

AB Tax-Managed Balanced Wealth Strategy

	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$985.80	$5.63	1.14%
Hypothetical**	$1,000	$1,019.19	$5.72	1.14%
Class B
Actual	$1,000	$982.40	$9.46	1.92%
Hypothetical**	$1,000	$1,015.32	$9.62	1.92%
Class C
Actual	$1,000	$983.00	$9.32	1.89%
Hypothetical**	$1,000	$1,015.47	$9.47	1.89%
Advisor Class
Actual	$1,000	$988.00	$4.40	0.89%
Hypothetical**	$1,000	$1,020.44	$4.47	0.89%

AB Tax-Managed Conservative Wealth Strategy

	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$991.30	$5.45	1.10%
Hypothetical**	$1,000	$1,019.39	$5.52	1.10%
Class B
Actual	$1,000	$988.30	$9.00	1.82%
Hypothetical**	$1,000	$1,015.81	$9.12	1.82%
Class C
Actual	$1,000	$987.90	$9.00	1.82%
Hypothetical**	$1,000	$1,015.81	$9.12	1.82%
Advisor Class
Actual	$1,000	$992.70	$4.06	0.82%
Hypothetical**	$1,000	$1,020.79	$4.12	0.82%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

24	• AB TAX-MANAGED WEALTH STRATEGIES

Expense Example

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $655.0

*	All data are as of February 29, 2016. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by MSCI and S&P. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

AB TAX-MANAGED WEALTH STRATEGIES •	25

Portfolio Summary

AB TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $140.2

*	All data are as of February 29, 2016. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the GICS which was developed by MSCI and S&P. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

26	• AB TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

AB TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

*	All data are as of February 29, 2016. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Ratings Services, Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Strategy considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the prerefunded category includes bonds which are secured by US government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

AB TAX-MANAGED WEALTH STRATEGIES •	27

Portfolio Summary

AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $44.7

*	All data are as of February 29, 2016. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details.)

Please note: The sector classifications presented herein are based on GICS which was developed by MSCI and S&P. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

28	• AB TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

*	All data are as of February 29, 2016. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using S&P Ratings Services, Moody’s and Fitch. The Strategy considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

AB TAX-MANAGED WEALTH STRATEGIES •	29

Portfolio Summary

AB TAX-MANAGED WEALTH APPRECIATION

PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 70.8%
Information Technology – 14.5%
Communications Equipment – 0.8%
Arista Networks, Inc.(a)	23,510	$1,611,375
Cisco Systems, Inc.	75,668	1,980,988
Palo Alto Networks, Inc.(a)	9,720	1,407,359

		4,999,722

Electronic Equipment, Instruments & Components – 0.8%
Amphenol Corp. – Class A	44,175	2,344,367
China Railway Signal & Communication Corp., Ltd. – Class H(a)(b)	1,324,010	697,873
Keysight Technologies, Inc.(a)	61,478	1,603,961
Largan Precision Co., Ltd.	8,000	604,856
PAX Global Technology Ltd.	193,000	203,064

		5,454,121

Internet Software & Services – 3.4%
Alphabet, Inc. – Class A(a)	2,335	1,674,709
Alphabet, Inc. – Class C(a)	10,904	7,608,485
Baidu, Inc. (Sponsored ADR)(a)	10,820	1,876,404
Facebook, Inc. – Class A(a)	73,271	7,834,135
Tencent Holdings Ltd.	144,700	2,649,517
Twitter, Inc.(a)	44,550	807,246

		22,450,496

IT Services – 2.1%
Cognizant Technology Solutions Corp. – Class A(a)	37,160	2,117,377
Tata Consultancy Services Ltd.	52,720	1,672,782
Vantiv, Inc. – Class A(a)	24,180	1,258,327
Visa, Inc. – Class A	74,524	5,394,792
Wirecard AG	25,690	1,013,516
Worldpay Group PLC(a)(b)	228,046	910,585
Xerox Corp.	130,011	1,249,406

		13,616,785

Semiconductors & Semiconductor Equipment – 2.8%
Advanced Semiconductor Engineering, Inc.	513,000	580,450
Applied Materials, Inc.	120,808	2,279,647
ARM Holdings PLC	53,160	730,501
ASML Holding NV	14,600	1,330,028
Infineon Technologies AG	77,540	941,136
Intel Corp.	68,450	2,025,435
Novatek Microelectronics Corp.	256,000	1,052,571
NVIDIA Corp.	100,448	3,150,050
SCREEN Holdings Co., Ltd.	181,000	1,344,103

30	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Sumco Corp.	135,800	$862,727
Taiwan Semiconductor Manufacturing Co., Ltd.	261,000	1,167,697
Tokyo Electron Ltd.	10,900	657,024
Xilinx, Inc.	39,082	1,845,452

		17,966,821

Software – 2.9%
Adobe Systems, Inc.(a)	14,640	1,246,596
ANSYS, Inc.(a)	15,022	1,247,126
Aspen Technology, Inc.(a)	39,470	1,301,326
Constellation Software, Inc./Canada	8,870	3,700,881
Dassault Systemes	25,220	1,910,367
Microsoft Corp.	75,853	3,859,401
Mobileye NV(a)	33,913	1,100,816
Nintendo Co., Ltd.	6,200	867,839
Oracle Corp.	57,107	2,100,395
ServiceNow, Inc.(a)	23,138	1,272,359
Tableau Software, Inc. – Class A(a)	12,930	590,255

		19,197,361

Technology Hardware, Storage & Peripherals – 1.7%
Apple, Inc.	67,484	6,525,028
Hewlett Packard Enterprise Co.	100,100	1,328,327
HP, Inc.	126,936	1,356,946
Samsung Electronics Co., Ltd.	2,110	2,011,499

		11,221,800

		94,907,106

Financials – 12.8%
Banks – 4.8%
Axis Bank Ltd.	99,480	548,337
Banco Macro SA (ADR)(a)	12,220	821,184
Bank Hapoalim BM	72,400	353,672
Bank of America Corp.	334,873	4,192,610
Bank of Baroda	259,160	501,610
Bank of Montreal	9,030	498,218
Bank of Queensland Ltd.	180,032	1,352,304
Citigroup, Inc.	13,573	527,311
Citizens Financial Group, Inc.	53,330	1,025,536
CYBG PLC(a)	230,894	607,389
Danske Bank A/S	65,620	1,790,923
Fifth Third Bancorp	12,631	192,749
HDFC Bank Ltd.	63,430	1,034,533
ING Groep NV	156,373	1,864,175
Intesa Sanpaolo SpA	253,420	640,106
JPMorgan Chase & Co.	57,302	3,226,103
KB Financial Group, Inc.	26,222	627,823
Mitsubishi UFJ Financial Group, Inc.	584,000	2,520,138

AB TAX-MANAGED WEALTH STRATEGIES •	31

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

OTP Bank PLC	22,630	$470,786
PNC Financial Services Group, Inc. (The)	16,440	1,336,737
Shinhan Financial Group Co., Ltd.	14,070	433,742
SunTrust Banks, Inc.	8,050	267,099
Toronto-Dominion Bank (The)	22,900	887,396
UniCredit SpA	154,760	574,870
US Bancorp	17,777	684,770
Wells Fargo & Co.	99,873	4,686,041

		31,666,162

Capital Markets – 1.5%
Amundi SA(a)(b)	11,420	475,811
Azimut Holding SpA	29,230	560,870
Bank of New York Mellon Corp. (The)	15,300	541,467
BlackRock, Inc. – Class A	3,520	1,098,099
Credit Suisse Group AG (REG)(a)	62,496	836,459
E*TRADE Financial Corp.(a)	15,549	364,779
Goldman Sachs Group, Inc. (The)	7,102	1,061,962
Morgan Stanley	24,159	596,727
Partners Group Holding AG	4,553	1,648,008
UBS Group AG	181,119	2,766,951

		9,951,133

Consumer Finance – 1.1%
Capital One Financial Corp.	42,194	2,773,412
Discover Financial Services	30,593	1,420,127
OneMain Holdings, Inc.(a)	43,890	990,597
Shriram Transport Finance Co., Ltd.	45,288	529,969
Synchrony Financial(a)	62,431	1,682,516

		7,396,621

Diversified Financial Services – 0.5%
Berkshire Hathaway, Inc. – Class B(a)	9,400	1,261,198
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	170,700	493,963
Challenger Ltd./Australia	150,840	806,866
GRENKELEASING AG	4,190	830,924

		3,392,951

Insurance – 3.6%
Admiral Group PLC	85,580	2,055,035
Aflac, Inc.	6,766	402,712
AIA Group Ltd.	692,800	3,523,599
Allstate Corp. (The)	38,582	2,448,414
American Financial Group, Inc./OH	11,875	796,575
American International Group, Inc.	32,055	1,609,161
Aviva PLC	97,746	593,083
Chubb Ltd.	2,234	258,094
Dongbu Insurance Co., Ltd.	10,360	565,087
First American Financial Corp.	19,305	714,864

32	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

FNF Group	36,638	$1,208,321
Hartford Financial Services Group, Inc. (The)	6,610	278,413
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	5,460	1,071,776
NN Group NV	32,865	1,012,348
Ping An Insurance Group Co. of China Ltd. – Class H	91,500	388,388
Progressive Corp. (The)	9,400	300,048
Prudential PLC	148,100	2,579,041
Reinsurance Group of America, Inc. – Class A	9,981	899,288
Suncorp Group Ltd.	72,493	577,728
Travelers Cos., Inc. (The)	15,264	1,641,185
Zurich Insurance Group AG(a)	2,950	624,842

		23,548,002

Real Estate Investment Trusts (REITs) – 0.2%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	545,530	473,266
RLJ Lodging Trust	34,836	730,511

		1,203,777

Real Estate Management & Development – 0.6%
Ayala Land, Inc.	1,065,700	734,744
China Overseas Land & Investment Ltd.	166,000	494,841
Global Logistic Properties Ltd.	1,242,000	1,561,572
LendLease Group	85,780	795,167
SM Prime Holdings, Inc.	265,800	115,608

		3,701,932

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Ltd.	163,580	2,548,172
LIC Housing Finance Ltd.	79,037	487,127

		3,035,299

		83,895,877

Consumer Discretionary – 11.8%
Auto Components – 1.5%
Continental AG	6,570	1,307,675
Goodyear Tire & Rubber Co. (The)	39,368	1,185,764
Hankook Tire Co., Ltd.	25,300	1,091,762
Lear Corp.	13,803	1,398,934
Magna International, Inc. – Class A	67,952	2,639,935
Plastic Omnium SA	19,320	613,564
Sumitomo Electric Industries Ltd.	78,300	938,949
Valeo SA	6,050	836,428

		10,013,011

Automobiles – 0.8%
General Motors Co.	25,027	736,795
Honda Motor Co., Ltd.	49,800	1,280,800

AB TAX-MANAGED WEALTH STRATEGIES •	33

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Isuzu Motors Ltd.	63,800	$638,295
Peugeot SA(a)	84,500	1,267,802
Tata Motors Ltd.(a)	93,618	410,054
Tata Motors Ltd. – Class A(a)	143,026	491,288
Toyota Motor Corp.	8,500	443,169

		5,268,203

Diversified Consumer Services – 0.1%
TAL Education Group (ADR)(a)	14,296	739,818

Hotels, Restaurants & Leisure – 0.8%
IMAX China Holding, Inc.(a)(b)	105,600	626,358
Melco International Development Ltd.	607,000	707,538
Starbucks Corp.	50,860	2,960,560
Yum! Brands, Inc.	11,010	797,895

		5,092,351

Household Durables – 0.0%
PulteGroup, Inc.	8,900	152,991

Internet & Catalog Retail – 1.0%
Ctrip.com International Ltd. (ADR)(a)	21,150	865,458
JD.com, Inc. (ADR)(a)	14,330	368,424
Priceline Group, Inc. (The)(a)	3,248	4,109,402
Vipshop Holdings Ltd. (ADR)(a)	71,300	792,143

		6,135,427

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	30,700	611,817
Mattel, Inc.	5,224	169,885

		781,702

Media – 2.8%
AMC Networks, Inc. – Class A(a)	30,021	1,967,576
Comcast Corp. – Class A	98,869	5,707,708
CTS Eventim AG & Co. KGaA	44,668	1,563,483
Liberty Global PLC – Series C(a)	34,767	1,250,221
Naspers Ltd. – Class N	17,445	2,062,702
Thomson Reuters Corp.	5,543	202,874
Time Warner Cable, Inc. – Class A	4,164	794,741
Twenty-First Century Fox, Inc. – Class A	5,947	160,688
Vivendi SA	62,189	1,290,001
Walt Disney Co. (The)	35,558	3,396,500

		18,396,494

Multiline Retail – 1.0%
B&M European Value Retail SA	422,771	1,676,448
Dollar General Corp.	19,606	1,455,746
Dollar Tree, Inc.(a)	43,370	3,480,443

		6,612,637

34	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 2.5%
Foot Locker, Inc.	17,809	$1,113,062
GameStop Corp. – Class A	39,100	1,205,062
Home Depot, Inc. (The)	46,088	5,720,443
Kingfisher PLC	97,080	448,442
L Brands, Inc.	16,280	1,380,381
L’Occitane International SA	182,500	365,526
O’Reilly Automotive, Inc.(a)	5,040	1,312,013
Ross Stores, Inc.	13,356	734,313
Sports Direct International PLC(a)	148,782	833,071
TJX Cos., Inc. (The)	10,022	742,630
Ulta Salon Cosmetics & Fragrance, Inc.(a)	14,607	2,412,930

		16,267,873

Textiles, Apparel & Luxury Goods – 1.2%
Cie Financiere Richemont SA	23,895	1,517,348
HUGO BOSS AG	12,924	735,083
Kering	2,130	370,605
NIKE, Inc. – Class B	66,239	4,079,660
Samsonite International SA	261,000	764,846

		7,467,542

		76,928,049

Health Care – 9.9%
Biotechnology – 2.0%
Alexion Pharmaceuticals, Inc.(a)	18,294	2,575,795
Biogen, Inc.(a)	23,945	6,211,812
Gilead Sciences, Inc.	46,040	4,016,990

		12,804,597

Health Care Equipment & Supplies – 1.9%
Align Technology, Inc.(a)	33,017	2,180,112
Edwards Lifesciences Corp.(a)	12,630	1,098,810
Essilor International SA	4,390	521,460
Intuitive Surgical, Inc.(a)	11,760	6,621,586
Sartorius AG (Preference Shares)	8,776	2,253,123

		12,675,091

Health Care Providers & Services – 2.0%
Aetna, Inc.	25,101	2,726,722
Express Scripts Holding Co.(a)	11,400	802,332
Premier, Inc. – Class A(a)	37,275	1,212,183
Quest Diagnostics, Inc.	11,843	787,915
Ramsay Health Care Ltd.	16,267	767,051
UnitedHealth Group, Inc.	59,921	7,136,591

		13,432,794

Life Sciences Tools & Services – 0.9%
Eurofins Scientific SE	9,200	3,272,531
Illumina, Inc.(a)	8,814	1,324,215
Mettler-Toledo International, Inc.(a)	4,219	1,328,605

		5,925,351

AB TAX-MANAGED WEALTH STRATEGIES •	35

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 3.1%
Aspen Pharmacare Holdings Ltd.(a)	54,130	$956,653
GlaxoSmithKline PLC	66,160	1,282,184
Johnson & Johnson	44,953	4,729,505
Merck & Co., Inc.	35,035	1,759,107
Novo Nordisk A/S – Class B	38,622	1,988,440
Pfizer, Inc.	138,168	4,099,445
Roche Holding AG	9,510	2,438,509
Shire PLC	35,020	1,826,979
Sun Pharmaceutical Industries Ltd.	82,480	1,031,722

		20,112,544

		64,950,377

Industrials – 7.0%
Aerospace & Defense – 1.1%
Airbus Group SE	16,480	1,063,565
L-3 Communications Holdings, Inc.	13,796	1,618,409
Northrop Grumman Corp.	3,800	730,436
Rockwell Collins, Inc.	14,540	1,273,268
United Technologies Corp.	12,644	1,221,663
Zodiac Aerospace	60,840	1,013,336

		6,920,677

Airlines – 1.1%
Air Canada(a)	60,930	325,140
Alaska Air Group, Inc.	13,934	1,029,722
Delta Air Lines, Inc.	33,382	1,610,348
International Consolidated Airlines Group SA	169,850	1,291,319
Japan Airlines Co., Ltd.	26,900	962,523
JetBlue Airways Corp.(a)	68,774	1,513,028
Qantas Airways Ltd.(a)	245,871	675,378

		7,407,458

Building Products – 0.1%
AO Smith Corp.	8,600	605,268

Commercial Services & Supplies – 0.6%
Babcock International Group PLC	209,684	2,653,090
Regus PLC	323,592	1,298,280

		3,951,370

Construction & Engineering – 0.1%
IRB Infrastructure Developers Ltd.	83,146	261,970
Quanta Services, Inc.(a)	17,748	360,107

		622,077

Electrical Equipment – 0.5%
Acuity Brands, Inc.	6,747	1,413,024
Eaton Corp. PLC	37,824	2,144,999

		3,558,023

36	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.9%
Danaher Corp.	22,534	$2,011,610
General Electric Co.	72,112	2,101,344
Rheinmetall AG	12,200	866,496
Roper Technologies, Inc.	4,860	816,140

		5,795,590

Machinery – 0.8%
Hoshizaki Electric Co., Ltd.	28,800	2,228,891
IHI Corp.	371,000	660,569
ITT Corp.	32,705	1,153,178
JTEKT Corp.	97,100	1,325,630

		5,368,268

Marine – 0.1%
AP Moeller – Maersk A/S – Class B	316	415,288

Professional Services – 1.0%
Bureau Veritas SA	97,149	1,935,328
Capita PLC	171,759	2,381,706
Robert Half International, Inc.	19,170	755,106
Teleperformance	20,719	1,599,578

		6,671,718

Road & Rail – 0.4%
Canadian National Railway Co.	7,330	425,822
CAR, Inc.(a)	147,000	167,704
Central Japan Railway Co.	9,500	1,699,708

		2,293,234

Trading Companies & Distributors – 0.3%
Brenntag AG	10,540	508,737
Bunzl PLC	41,220	1,103,184
WESCO International, Inc.(a)	12,941	570,051

		2,181,972

		45,790,943

Consumer Staples – 5.2%
Beverages – 0.4%
Asahi Group Holdings Ltd.	10,700	314,442
Monster Beverage Corp.(a)	20,302	2,547,901

		2,862,343

Food & Staples Retailing – 1.9%
Alimentation Couche-Tard, Inc. – Class B	11,590	524,420
Costco Wholesale Corp.	12,820	1,923,384
CP ALL PCL	586,800	712,296
CVS Health Corp.	50,596	4,916,413
Delhaize Group	19,670	1,989,143
Lenta Ltd. (GDR)(a)(b)	142,422	802,047

AB TAX-MANAGED WEALTH STRATEGIES •	37

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Magnit PJSC (Sponsored GDR)(b)	10,364	$347,194
Olam International Ltd.	689,805	782,720
X5 Retail Group NV (GDR)(a)(b)	22,764	424,549

		12,422,166

Food Products – 0.8%
Archer-Daniels-Midland Co.	9,579	334,882
Bunge Ltd.	2,357	117,190
First Resources Ltd.	187,900	254,506
Ingredion, Inc.	8,983	909,259
JBS SA	167,900	476,662
Mondelez International, Inc. – Class A	25,445	1,031,286
Tyson Foods, Inc. – Class A	18,054	1,168,996
Universal Robina Corp.	78,970	328,653
WhiteWave Foods Co. (The)(a)	11,594	448,920

		5,070,354

Household Products – 0.2%
Kimberly-Clark Corp.	1,180	153,754
Procter & Gamble Co. (The)	18,689	1,500,540

		1,654,294

Personal Products – 0.7%
Estee Lauder Cos., Inc. (The) – Class A	29,612	2,704,464
Hengan International Group Co., Ltd.	103,500	819,298
Unilever PLC	17,980	768,151

		4,291,913

Tobacco – 1.2%
Altria Group, Inc.	29,939	1,843,344
British American Tobacco PLC	91,396	4,972,329
Imperial Brands PLC	11,601	598,795
Philip Morris International, Inc.	6,660	606,260

		8,020,728

		34,321,798

Energy – 3.2%
Energy Equipment & Services – 0.4%
Aker Solutions ASA(b)	48,460	143,750
Schlumberger Ltd.	34,244	2,455,980

		2,599,730

Oil, Gas & Consumable Fuels – 2.8%
California Resources Corp.	589	331
Canadian Natural Resources Ltd.	13,150	274,857
Chevron Corp.	8,865	739,696
EOG Resources, Inc.	28,159	1,823,014
Exxon Mobil Corp.	57,691	4,623,934
HollyFrontier Corp.	35,110	1,187,420
JX Holdings, Inc.	406,000	1,577,044

38	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

LUKOIL PJSC (Sponsored ADR)	10,360	$366,043
Occidental Petroleum Corp.	6,263	431,020
Phillips 66	8,397	666,638
QEP Resources, Inc.	77,373	755,160
Royal Dutch Shell PLC – Class A	122,230	2,788,558
TOTAL SA	22,215	995,686
Tupras Turkiye Petrol Rafinerileri AS(a)	28,310	723,355
Valero Energy Corp.	24,565	1,475,865

		18,428,621

		21,028,351

Utilities – 2.4%
Electric Utilities – 1.5%
American Electric Power Co., Inc.	25,400	1,568,450
Edison International	22,279	1,518,537
EDP – Energias de Portugal SA	388,840	1,204,234
Enel SpA	167,860	670,842
Exelon Corp.	38,359	1,207,925
FirstEnergy Corp.	6,551	219,262
Korea Electric Power Corp.	15,450	732,967
PPL Corp.	55,888	1,955,521
Westar Energy, Inc.	19,800	860,508

		9,938,246

Independent Power and Renewable Electricity Producers – 0.3%
Huadian Power International Corp., Ltd. – Class H	1,234,000	667,997
Huaneng Power International, Inc. – Class H	954,000	748,106
TerraForm Global, Inc. – Class A	131,212	415,942

		1,832,045

Multi-Utilities – 0.5%
NiSource, Inc.	66,671	1,432,093
PG&E Corp.	23,403	1,327,652
Public Service Enterprise Group, Inc.	8,000	341,280

		3,101,025

Water Utilities – 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	106,500	599,660

		15,470,976

Materials – 2.3%
Chemicals – 2.0%
Agrium, Inc. (Toronto)	6,130	527,869
Arkema SA	16,475	1,005,848
CF Industries Holdings, Inc.	67,090	2,446,101
Covestro AG(a)(b)	15,507	494,222
Dow Chemical Co. (The)	22,413	1,089,496
Essentra PLC	298,730	3,451,537

AB TAX-MANAGED WEALTH STRATEGIES •	39

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

JSR Corp.	46,500	$651,848
Koninklijke DSM NV	17,417	856,792
LG Chem Ltd.	1,800	437,550
LyondellBasell Industries NV – Class A	27,362	2,194,706

		13,155,969

Metals & Mining – 0.2%
Goldcorp, Inc.	31,380	450,870
Novolipetsk Steel AO (GDR)(b)	57,300	558,995

		1,009,865

Paper & Forest Products – 0.1%
Mondi PLC	38,320	683,679

		14,849,513

Telecommunication Services – 1.7%
Diversified Telecommunication Services – 1.2%
AT&T, Inc.	9,781	361,408
BT Group PLC	348,160	2,344,564
Nippon Telegraph & Telephone Corp.	60,000	2,540,839
Telefonica Brasil SA (Preference Shares)	81,800	778,164
Verizon Communications, Inc.	36,851	1,869,451

		7,894,426

Wireless Telecommunication Services – 0.5%
Rogers Communications, Inc. – Class B	9,490	351,263
SoftBank Group Corp.	11,300	555,291
Tower Bersama Infrastructure Tbk PT(a)	805,500	347,401
Turkcell Iletisim Hizmetleri AS	161,720	602,814
Vodafone Group PLC	524,357	1,590,321

		3,447,090

		11,341,516

Total Common Stocks (cost $435,835,822)		463,484,506

INVESTMENT COMPANIES – 27.5%
Funds and Investment Trusts – 27.5%
AB Multi-Manager Alternative Strategies Fund – Class Z(a)(c)	5,442,245	52,408,816
AB Pooling Portfolio-AB Multi-Asset Real Return Portfolio(c)	5,549,799	29,802,421
AB Pooling Portfolio-AB Volatility Management Portfolio(c)	9,847,483	98,080,934

Total Investment Companies (cost $203,751,020)		180,292,171

40	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.40%(c)(d) (cost $9,306,540)	9,306,540	$9,306,540

Total Investments – 99.7% (cost $648,893,382)		653,083,217
Other assets less liabilities – 0.3%		1,927,723

Net Assets – 100.0%		$655,010,940

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index Futures	3	March 2016	$101,892	$95,753	$(6,139)
TOPIX Index Futures	1	March 2016	140,843	114,230	(26,613)

					$(32,752)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	1,234	NOK	10,572	5/18/16	$(20,015)
Barclays Bank PLC	JPY	89,509	USD	788	5/18/16	(7,620)
BNP Paribas SA	CAD	1,027	USD	736	5/18/16	(23,443)
BNP Paribas SA	KRW	1,694,177	USD	1,390	5/18/16	25,716
Citibank	RUB	26,144	USD	336	4/07/16	(8,081)
Citibank	EUR	5,252	USD	5,930	5/18/16	202,387
Citibank	GBP	4,422	USD	6,381	5/18/16	224,167
Citibank	USD	1,872	AUD	2,662	5/18/16	21,137
Credit Suisse International	JPY	223,927	USD	1,853	5/18/16	(137,408)
Credit Suisse International	USD	1,128	EUR	1,010	5/18/16	(26,787)
Credit Suisse International	USD	875	NOK	7,652	5/18/16	3,857
Deutsche Bank AG	BRL	4,600	USD	1,130	3/02/16	(15,214)
Deutsche Bank AG	USD	1,156	BRL	4,600	3/02/16	(10,348)
Deutsche Bank AG	JPY	71,223	USD	607	5/18/16	(26,507)
HSBC Bank USA	BRL	4,600	USD	1,156	3/02/16	10,348
HSBC Bank USA	USD	1,164	BRL	4,600	3/02/16	(18,863)
HSBC Bank USA	BRL	4,600	USD	1,154	4/04/16	18,236
HSBC Bank USA	CAD	702	USD	487	5/18/16	(31,901)
HSBC Bank USA	HKD	33,199	USD	4,258	5/18/16	(11,405)
HSBC Bank USA	USD	1,082	JPY	126,206	5/18/16	39,831
HSBC Bank USA	USD	4,036	SEK	33,890	5/18/16	(65,988)

AB TAX-MANAGED WEALTH STRATEGIES •	41

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank	USD	950	CHF	952	5/18/16	$6,727
Morgan Stanley & Co., Inc.	EUR	426	USD	464	5/18/16	(696)
Morgan Stanley & Co., Inc.	USD	667	CAD	947	5/18/16	32,890
Royal Bank of Scotland PLC	EUR	1,608	USD	1,825	5/18/16	72,032
Royal Bank of Scotland PLC	KRW	949,356	USD	791	5/18/16	26,278
Royal Bank of Scotland PLC	USD	1,817	CHF	1,762	5/18/16	(45,840)
Societe Generale	GBP	2,759	USD	3,893	5/18/16	51,518
Standard Chartered Bank	JPY	98,742	USD	862	5/18/16	(15,669)
Standard Chartered Bank	USD	7,872	JPY	901,596	5/18/16	143,067
State Street Bank & Trust Co.	EUR	1,070	USD	1,182	5/18/16	15,147
State Street Bank & Trust Co.	GBP	186	USD	268	5/18/16	9,206
State Street Bank & Trust Co.	USD	1,467	CHF	1,418	5/18/16	(41,188)
State Street Bank & Trust Co.	USD	453	JPY	51,029	5/18/16	345
UBS AG	CAD	2,061	USD	1,425	5/18/16	(98,432)

						$297,484

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate market value of these securities amounted to $5,481,384 or 0.8% of net assets.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
RUB	– Russian Ruble
SEK	– Swedish Krona
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
PJSC	– Public Joint Stock Company
REG	– Registered Shares
TOPIX	– Tokyo Price Index

See notes to financial statements.

42	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

AB TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 53.6%
Long-Term Municipal Bonds – 53.6%
Alabama – 4.9%
Alabama Public School & College Authority Series 2010A 5.00%, 5/01/18	$2,040	$2,227,802
Birmingham Water Works Board Series 2010A 5.00%, 1/01/25	3,980	4,672,958

		6,900,760

Arizona – 2.2%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/25	2,100	2,505,825
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/26	410	495,936
Industrial Development Authority of the County of Pima (The) (Global Water Resources LLC) Series 2006 5.45%, 12/01/17(a)	140	141,277

		3,143,038

California – 1.9%
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/23	365	424,736
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/20(b)	1,905	2,228,374

		2,653,110

Colorado – 2.4%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2012A 5.00%, 11/15/27	1,220	1,431,682
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(c)(d)	710	248,500
Regional Transportation District COP Series 2014A 5.00%, 6/01/29	1,475	1,729,644

		3,409,826

AB TAX-MANAGED WEALTH STRATEGIES •	43

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Connecticut – 4.5%
State of Connecticut Series 2014C 5.00%, 6/15/17	$3,275	$3,460,234
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/27	2,390	2,840,371

		6,300,605

District of Columbia – 1.0%
District of Columbia AMBAC Series 2007B 5.25%, 6/01/18	1,200	1,320,516

Florida – 4.6%
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/22	1,000	1,190,130
County of Miami-Dade FL Aviation Revenue Series 2014B 5.00%, 10/01/25	665	817,405
Series 2015A 5.00%, 10/01/27	200	238,776
County of Miami-Dade FL Spl Tax Series 2012A 5.00%, 10/01/25	560	666,859
Florida State Board of Education (State of Florida) Series 2015B 5.00%, 6/01/17	285	301,219
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(c)(e)(f)	25	12,500
Series 2010A-1 6.125%, 5/01/35(c)	15	15,019
Series 2010A-2 6.125%, 5/01/35(c)	35	35,037
Series 2010B 5.125%, 5/01/17(c)	40	40,206
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	70	73,309
Sarasota County School Board COP Series 2010B 5.00%, 7/01/22	1,165	1,352,739
Tampa Bay Water Series 2011A 5.00%, 10/01/23	1,380	1,660,443

		6,403,642

44	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia – 1.7%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2014A 5.00%, 1/01/28	$1,980	$2,364,041

Illinois – 0.7%
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/26	150	180,826
Illinois State Toll Highway Authority Series 2013B 5.00%, 12/01/18	305	339,172
State of Illinois Series 2013 5.00%, 7/01/22	315	355,698
Series 2014 5.00%, 4/01/20	75	83,240

		958,936

Indiana – 2.2%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/19	1,945	2,183,262
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/29	145	169,778
Richmond Hospital Authority (Reid Hospital & Health Care Services, Inc.) Series 2015 5.00%, 1/01/25	580	697,259

		3,050,299

Massachusetts – 0.5%
Commonwealth of Massachusetts NATL Series 2000E 0.495%, 12/01/30(g)	100	91,244
AGM Series 2006B 5.25%, 9/01/24	500	634,865

		726,109

Michigan – 1.9%
Michigan Finance Authority (State of Michigan Unemployment) Series 2012A 5.00%, 7/01/19	955	1,087,458

AB TAX-MANAGED WEALTH STRATEGIES •	45

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/28	$325	$379,347
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/28	1,000	1,167,220

		2,634,025

Mississippi – 0.3%
State of Mississippi Gaming Series 2015E 5.00%, 10/15/28	370	440,607

Nebraska – 0.1%
Douglas County Hospital Authority No 2 (Madonna Rehabilitation Hospital) Series 2014 5.00%, 5/15/21	155	177,029

Nevada – 0.3%
Clark County School District Series 2015A 5.00%, 6/15/18	315	345,023

New Jersey – 4.3%
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.25%, 1/01/25	1,195	1,376,796
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/20	300	338,262
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 6/15/18-6/15/20	1,840	2,001,014
New Jersey Turnpike Authority NATL Series 2000B 0.467%, 1/01/30(g)	100	92,059
Series 2014A 5.00%, 1/01/29	1,870	2,219,447

		6,027,578

46	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York – 5.3%
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/23	$460	$560,942
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/26	2,275	2,753,842
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 7/01/26	205	246,410
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 0.467%, 10/01/36(g)	375	333,233
XLCA Series 2004A 0.501%, 1/01/39(g)	400	354,752
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	425	479,179
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/26	1,000	1,219,440
Series 2013B 5.00%, 11/15/20	1,215	1,439,423

		7,387,221

North Carolina – 0.1%
North Carolina Eastern Municipal Power Agency Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	150	178,207

Pennsylvania – 1.6%
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania) Series 2015 4.00%, 10/01/18	1,000	1,084,150
Pennsylvania Turnpike Commission Series 2014C 5.00%, 12/01/26	1,000	1,206,580
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(c)(d)(e)	55	550

		2,291,280

AB TAX-MANAGED WEALTH STRATEGIES •	47

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 6.9%
Bryan Independent School District Series 2015B 4.00%, 2/15/18	$1,000	$1,067,230
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21-7/01/22	2,815	3,089,501
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	1,710	1,742,011
Harris County-Houston Sports Authority AGM Series 2014A 5.00%, 11/15/25	615	752,286
Texas A&M University Series 2009D 5.00%, 5/15/18	2,765	3,027,288

		9,678,316

Utah – 0.5%
State of Utah Series 2010C 5.00%, 7/01/17	675	715,608

Virginia – 1.1%
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	1,190	1,465,080

Washington – 2.4%
Chelan County Public Utility District No 1 Series 2011B 5.50%, 7/01/24	1,815	2,178,163
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/22	535	648,618
State of Washington Series 2015R 5.00%, 7/01/24	145	181,495
State of Washington COP Series 2015 5.00%, 7/01/18	225	247,023
Washington State Housing Finance Commission (Heron’s Key Obligated Group) Series 2015B 4.375%, 1/01/21(a)	165	167,086

		3,422,385

48	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin – 2.2%
City of Milwaukee WI Series 2015N 3.00%, 3/15/17	$430	$441,292
State of Wisconsin Series 2010C 5.00%, 5/01/18	2,470	2,700,179

		3,141,471

Total Municipal Obligations (cost $71,065,855)		75,134,712

	Shares
COMMON STOCKS – 26.9%
Information Technology – 5.6%
Communications Equipment – 0.3%
Arista Networks, Inc.(f)	1,930	132,282
Cisco Systems, Inc.	6,423	168,154
Palo Alto Networks, Inc.(f)	800	115,832

		416,268

Electronic Equipment, Instruments & Components – 0.3%
Amphenol Corp. – Class A	3,623	192,273
China Railway Signal & Communication Corp., Ltd. – Class H(a)(f)	106,000	55,872
Keysight Technologies, Inc.(f)	5,114	133,424
PAX Global Technology Ltd.	36,000	37,877

		419,446

Internet Software & Services – 1.3%
Alphabet, Inc. – Class A(f)	187	134,120
Alphabet, Inc. – Class C(f)	894	623,807
Baidu, Inc. (Sponsored ADR)(f)	858	148,794
Facebook, Inc. – Class A(f)	5,930	634,036
Tencent Holdings Ltd.	11,400	208,739
Twitter, Inc.(f)	3,710	67,225

		1,816,721

IT Services – 0.8%
Cognizant Technology Solutions Corp. – Class A(f)	3,330	189,743
HCL Technologies Ltd.	3,120	37,144
Tata Consultancy Services Ltd.	3,990	126,601
Vantiv, Inc. – Class A(f)	2,000	104,080
Visa, Inc. – Class A	6,090	440,855
Wirecard AG	2,020	79,692
Worldpay Group PLC(a)(f)	18,152	72,481
Xerox Corp.	11,588	111,361

		1,161,957

AB TAX-MANAGED WEALTH STRATEGIES •	49

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 1.1%
Advanced Semiconductor Engineering, Inc.	71,000	$80,335
Applied Materials, Inc.	9,975	188,228
ARM Holdings PLC	4,257	58,498
ASML Holding NV	1,150	104,762
Infineon Technologies AG	6,300	76,466
Intel Corp.	5,598	165,645
Novatek Microelectronics Corp.	20,000	82,232
NVIDIA Corp.	8,024	251,632
SCREEN Holdings Co., Ltd.	15,000	111,390
Sumco Corp.	10,200	64,800
Taiwan Semiconductor Manufacturing Co., Ltd.	21,000	93,953
Tokyo Electron Ltd.	900	54,250
Xilinx, Inc.	3,496	165,081

		1,497,272

Software – 1.1%
Adobe Systems, Inc.(f)	1,160	98,774
ANSYS, Inc.(f)	1,183	98,213
Aspen Technology, Inc.(f)	3,240	106,823
Constellation Software, Inc./Canada	710	296,237
Dassault Systemes	1,980	149,981
Microsoft Corp.	6,156	313,217
Mobileye NV(f)	2,819	91,505
Nintendo Co., Ltd.	500	69,987
Oracle Corp.	4,850	178,383
ServiceNow, Inc.(f)	1,906	104,811
Tableau Software, Inc. – Class A(f)	1,070	48,846

		1,556,777

Technology Hardware, Storage & Peripherals – 0.7%
Apple, Inc.	5,532	534,889
Hewlett Packard Enterprise Co.	8,836	117,254
HP, Inc.	10,148	108,482
Samsung Electronics Co., Ltd.	175	166,830

		927,455

		7,795,896

Financials – 4.9%
Banks – 1.9%
Axis Bank Ltd.	7,750	42,718
Banco Macro SA (ADR)(f)	1,015	68,208
Bank Hapoalim BM	5,890	28,772
Bank of America Corp.	28,115	352,000
Bank of Baroda	21,360	41,343
Bank of Montreal	690	38,070

50	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Bank of Queensland Ltd.	14,482	$108,781
Citigroup, Inc.	1,477	57,381
Citizens Financial Group, Inc.	8,208	157,840
CYBG PLC(f)	17,785	46,785
Danske Bank A/S	5,490	149,835
Fifth Third Bancorp	1,030	15,718
HDFC Bank Ltd.	4,950	80,734
ING Groep NV	13,714	163,489
Intesa Sanpaolo SpA	20,480	51,730
JPMorgan Chase & Co.	4,599	258,924
KB Financial Group, Inc.	2,420	57,941
Mitsubishi UFJ Financial Group, Inc.	47,100	203,251
OTP Bank PLC	1,920	39,943
PNC Financial Services Group, Inc. (The)	1,105	89,848
Shinhan Financial Group Co., Ltd.	1,130	34,835
SunTrust Banks, Inc.	657	21,799
Toronto-Dominion Bank (The)	1,780	68,977
UniCredit SpA	13,100	48,661
US Bancorp	1,418	54,621
Wells Fargo & Co.	7,899	370,621

		2,652,825

Capital Markets – 0.5%
Amundi SA(a)(f)	895	37,290
Azimut Holding SpA	2,200	42,214
Bank of New York Mellon Corp. (The)	1,250	44,237
BlackRock, Inc. – Class A	284	88,597
Credit Suisse Group AG (REG)(f)	3,826	51,208
Goldman Sachs Group, Inc. (The)	593	88,671
Morgan Stanley	2,091	51,648
Partners Group Holding AG	355	128,496
UBS Group AG	14,433	220,493

		752,854

Consumer Finance – 0.4%
Capital One Financial Corp.	3,472	228,215
Discover Financial Services	2,522	117,071
OneMain Holdings, Inc.(f)	4,191	94,591
Shriram Transport Finance Co., Ltd.	3,530	41,309
Synchrony Financial(f)	5,737	154,612

		635,798

Diversified Financial Services – 0.2%
Berkshire Hathaway, Inc. – Class B(f)	754	101,164
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	13,500	39,065
Challenger Ltd./Australia	13,260	70,930
GRENKELEASING AG	330	65,443

		276,602

AB TAX-MANAGED WEALTH STRATEGIES •	51

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 1.4%
Admiral Group PLC	6,890	$165,450
Aflac, Inc.	552	32,855
AIA Group Ltd.	52,800	268,542
Allstate Corp. (The)	3,223	204,532
American Financial Group, Inc./OH	1,800	120,744
American International Group, Inc.	2,635	132,277
Aviva PLC	7,200	43,687
Chubb Ltd.	196	22,644
Dongbu Insurance Co., Ltd.	820	44,727
First American Financial Corp.	1,505	55,730
FNF Group	3,136	103,425
Hartford Financial Services Group, Inc. (The)	396	16,679
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	420	82,444
NN Group NV	2,796	86,126
Ping An Insurance Group Co. of China Ltd. – Class H	7,500	31,835
Progressive Corp. (The)	850	27,132
Prudential PLC	11,620	202,353
Reinsurance Group of America, Inc. – Class A	798	71,900
Suncorp Group Ltd.	5,650	45,027
Travelers Cos., Inc. (The)	1,219	131,067
Zurich Insurance Group AG(f)	230	48,716

		1,937,892

Real Estate Investment Trusts (REITs) – 0.1%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	45,910	39,828
RLJ Lodging Trust	2,741	57,479

		97,307

Real Estate Management & Development – 0.2%
Ayala Land, Inc.	79,600	54,880
China Overseas Land & Investment Ltd.	12,000	35,772
Daito Trust Construction Co., Ltd.	100	13,544
Global Logistic Properties Ltd.	98,000	123,216
LendLease Group	6,770	62,757
SM Prime Holdings, Inc.	20,900	9,090

		299,259

Thrifts & Mortgage Finance – 0.2%
Housing Development Finance Corp., Ltd.	13,160	205,000
LIC Housing Finance Ltd.	6,950	42,835

		247,835

		6,900,372

52	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 4.5%
Auto Components – 0.6%
Continental AG	515	$102,504
Goodyear Tire & Rubber Co. (The)	3,566	107,408
Hankook Tire Co., Ltd.	1,960	84,579
Lear Corp.	1,048	106,215
Magna International, Inc. – Class A	5,618	218,259
Plastic Omnium SA	1,540	48,908
Sumitomo Electric Industries Ltd.	6,000	71,950
Valeo SA	456	63,043

		802,866

Automobiles – 0.3%
General Motors Co.	2,175	64,032
Honda Motor Co., Ltd.	4,100	105,447
Isuzu Motors Ltd.	5,300	53,024
Peugeot SA(f)	6,320	94,823
Tata Motors Ltd.(f)	6,206	27,183
Tata Motors Ltd. – Class A(f)	13,359	45,888
Toyota Motor Corp.	700	36,496

		426,893

Diversified Consumer Services – 0.0%
TAL Education Group (ADR)(f)	1,153	59,668

Hotels, Restaurants & Leisure – 0.3%
IMAX China Holding, Inc.(a)(f)	8,000	47,451
Melco International Development Ltd.	47,000	54,785
Starbucks Corp.	4,380	254,960
Yum! Brands, Inc.	870	63,049

		420,245

Internet & Catalog Retail – 0.4%
Ctrip.com International Ltd. (ADR)(f)	1,750	71,610
JD.com, Inc. (ADR)(f)	1,100	28,281
Priceline Group, Inc. (The)(f)	258	326,424
Vipshop Holdings Ltd. (ADR)(f)	5,670	62,994

		489,309

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	2,600	51,815
Mattel, Inc.	431	14,016

		65,831

Media – 1.1%
AMC Networks, Inc. – Class A(f)	2,468	161,753
Comcast Corp. – Class A	8,407	485,336
CTS Eventim AG & Co. KGaA	3,325	116,383
Liberty Global PLC – Series C(f)	3,314	119,171
Naspers Ltd. – Class N	1,495	176,769

AB TAX-MANAGED WEALTH STRATEGIES •	53

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Thomson Reuters Corp.	488	$17,861
Time Warner Cable, Inc. – Class A	333	63,556
Twenty-First Century Fox, Inc. – Class A	491	13,267
Vivendi SA	4,900	101,642
Walt Disney Co. (The)	2,972	283,885

		1,539,623

Multiline Retail – 0.4%
B&M European Value Retail SA	33,025	130,957
Dollar General Corp.	1,700	126,225
Dollar Tree, Inc.(f)	3,570	286,492

		543,674

Specialty Retail – 0.9%
Foot Locker, Inc.	1,266	79,125
GameStop Corp. – Class A	3,400	104,788
Home Depot, Inc. (The)	3,705	459,864
Kingfisher PLC	7,700	35,569
L Brands, Inc.	1,330	112,771
L’Occitane International SA	13,000	26,037
O’Reilly Automotive, Inc.(f)	410	106,731
Ross Stores, Inc.	1,102	60,588
Sports Direct International PLC(f)	11,762	65,859
TJX Cos., Inc. (The)	869	64,393
Ulta Salon Cosmetics & Fragrance, Inc.(f)	1,247	205,992

		1,321,717

Textiles, Apparel & Luxury Goods – 0.4%
Cie Financiere Richemont SA	1,905	120,969
HUGO BOSS AG	1,020	58,015
Kering	180	31,319
NIKE, Inc. – Class B	5,306	326,796
Samsonite International SA	20,200	59,195

		596,294

		6,266,120

Health Care – 3.7%
Biotechnology – 0.8%
Alexion Pharmaceuticals, Inc.(f)	1,523	214,438
Biogen, Inc.(f)	1,984	514,689
Gilead Sciences, Inc.	3,939	343,678

		1,072,805

Health Care Equipment & Supplies – 0.7%
Align Technology, Inc.(f)	2,686	177,357
Edwards Lifesciences Corp.(f)	1,030	89,610
Essilor International SA	345	40,980
Intuitive Surgical, Inc.(f)	973	547,857
Sartorius AG (Preference Shares)	768	197,174

		1,052,978

54	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 0.8%
Aetna, Inc.	1,979	$214,979
Express Scripts Holding Co.(f)	1,100	77,418
Premier, Inc. – Class A(f)	3,039	98,828
Quest Diagnostics, Inc.	1,100	73,183
Ramsay Health Care Ltd.	1,210	57,056
UnitedHealth Group, Inc.	4,935	587,759

		1,109,223

Life Sciences Tools & Services – 0.3%
Eurofins Scientific SE	741	263,581
Illumina, Inc.(f)	739	111,027
Mettler-Toledo International, Inc.(f)	333	104,865

		479,473

Pharmaceuticals – 1.1%
Aspen Pharmacare Holdings Ltd.(f)	4,130	72,991
GlaxoSmithKline PLC	5,210	100,970
Johnson & Johnson	3,010	316,682
Merck & Co., Inc.	3,128	157,057
Novo Nordisk A/S – Class B	3,070	158,058
Pfizer, Inc.	10,492	311,298
Roche Holding AG	750	192,311
Shire PLC	2,800	146,075
Sun Pharmaceutical Industries Ltd.	6,550	81,932

		1,537,374

		5,251,853

Industrials – 2.6%
Aerospace & Defense – 0.4%
Airbus Group SE	1,330	85,834
L-3 Communications Holdings, Inc.	1,089	127,751
Northrop Grumman Corp.	230	44,211
Rockwell Collins, Inc.	1,160	101,581
United Technologies Corp.	650	62,803
Zodiac Aerospace	4,955	82,529

		504,709

Airlines – 0.4%
Air Canada(f)	6,620	35,326
Alaska Air Group, Inc.	1,095	80,920
Delta Air Lines, Inc.	2,521	121,613
International Consolidated Airlines Group SA	13,540	102,941
Japan Airlines Co., Ltd.	2,300	82,298
JetBlue Airways Corp.(f)	5,580	122,760
Qantas Airways Ltd.(f)	20,232	55,575

		601,433

Building Products – 0.0%
AO Smith Corp.	690	48,562

AB TAX-MANAGED WEALTH STRATEGIES •	55

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.3%
Babcock International Group PLC	16,030	$202,824
Regus PLC	30,642	122,938
Republic Services, Inc. – Class A	308	14,076

		339,838

Construction & Engineering – 0.0%
IRB Infrastructure Developers Ltd.	6,290	19,818
Quanta Services, Inc.(f)	1,399	28,386

		48,204

Electrical Equipment – 0.2%
Acuity Brands, Inc.	554	116,024
Eaton Corp. PLC	2,897	164,289

		280,313

Industrial Conglomerates – 0.4%
Danaher Corp.	1,877	167,560
General Electric Co.	5,659	164,903
Rheinmetall AG	1,080	76,706
Roper Technologies, Inc.	390	65,493

		474,662

Machinery – 0.3%
Hoshizaki Electric Co., Ltd.	2,200	170,262
IHI Corp.	29,000	51,635
ITT Corp.	2,618	92,311
JTEKT Corp.	7,700	105,122

		419,330

Marine – 0.0%
AP Moeller – Maersk A/S – Class B	29	38,112

Professional Services – 0.4%
Bureau Veritas SA	7,752	154,429
Capita PLC	16,308	226,136
Robert Half International, Inc.	1,890	74,447
Teleperformance	1,655	127,772

		582,784

Road & Rail – 0.1%
Canadian National Railway Co.	510	29,627
CAR, Inc.(f)	11,000	12,549
Central Japan Railway Co.	700	125,242

		167,418

Trading Companies & Distributors – 0.1%
Brenntag AG	800	38,614
Bunzl PLC	3,317	88,774
WESCO International, Inc.(f)	1,491	65,678

		193,066

		3,698,431

56	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 2.0%
Beverages – 0.2%
Asahi Group Holdings Ltd.	900	$26,448
Monster Beverage Corp.(f)	1,678	210,589

		237,037

Food & Staples Retailing – 0.7%
Alimentation Couche-Tard, Inc. – Class B	910	41,175
Costco Wholesale Corp.	1,065	159,782
CP ALL PCL	64,800	78,658
CVS Health Corp.	4,149	403,158
Delhaize Group	1,570	158,768
Lenta Ltd. (GDR)(a)(f)	11,401	64,205
Magnit PJSC (Sponsored GDR)(a)	750	25,125
Olam International Ltd.	54,836	62,222
X5 Retail Group NV (GDR)(a)(f)	1,593	29,710

		1,022,803

Food Products – 0.3%
Archer-Daniels-Midland Co.	791	27,653
Bunge Ltd.	174	8,651
ConAgra Foods, Inc.	460	19,348
First Resources Ltd.	14,500	19,640
Ingredion, Inc.	705	71,360
JBS SA	13,600	38,610
Mondelez International, Inc. – Class A	2,030	82,276
Tyson Foods, Inc. – Class A	1,490	96,477
Universal Robina Corp.	5,050	21,017
WhiteWave Foods Co. (The)(f)	982	38,023

		423,055

Household Products – 0.1%
Kimberly-Clark Corp.	95	12,378
Procter & Gamble Co. (The)	1,317	105,742

		118,120

Personal Products – 0.2%
Estee Lauder Cos., Inc. (The) – Class A	2,460	224,672
Hengan International Group Co., Ltd.	8,500	67,285
Unilever PLC	460	19,653

		311,610

Tobacco – 0.5%
Altria Group, Inc.	2,301	141,672
British American Tobacco PLC	7,155	389,263
Imperial Brands PLC	960	49,551
Philip Morris International, Inc.	719	65,451

		645,937

		2,758,562

AB TAX-MANAGED WEALTH STRATEGIES •	57

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 1.2%
Energy Equipment & Services – 0.2%
Aker Solutions ASA(a)	5,430	$16,108
Schlumberger Ltd.	2,778	199,238

		215,346

Oil, Gas & Consumable Fuels – 1.0%
California Resources Corp.	48	27
Canadian Natural Resources Ltd.	1,270	26,545
Chevron Corp.	1,200	100,128
EOG Resources, Inc.	2,366	153,175
Exxon Mobil Corp.	3,954	316,913
HollyFrontier Corp.	3,012	101,866
JX Holdings, Inc.	31,400	121,968
LUKOIL PJSC (Sponsored ADR)	760	26,843
Occidental Petroleum Corp.	507	34,892
Phillips 66	672	53,350
QEP Resources, Inc.	4,426	43,198
Royal Dutch Shell PLC – Class A	10,598	241,783
TOTAL SA	1,783	79,915
Tupras Turkiye Petrol Rafinerileri AS(f)	2,280	58,257
Valero Energy Corp.	1,929	115,894

		1,474,754

		1,690,100

Utilities – 0.9%
Electric Utilities – 0.6%
American Electric Power Co., Inc.	2,088	128,934
Edison International	1,827	124,528
EDP – Energias de Portugal SA	31,440	97,370
Enel SpA	12,870	51,434
Eversource Energy	404	21,937
Exelon Corp.	2,734	86,094
FirstEnergy Corp.	573	19,178
Korea Electric Power Corp.	1,210	57,404
NextEra Energy, Inc.	274	30,913
PPL Corp.	4,479	156,720
Westar Energy, Inc.	2,000	86,920

		861,432

Independent Power and Renewable Electricity Producers – 0.1%
Huadian Power International Corp., Ltd. – Class H	98,000	53,050
Huaneng Power International, Inc. – Class H	74,000	58,029
TerraForm Global, Inc. – Class A	10,442	33,101

		144,180

58	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 0.2%
DTE Energy Co.	228	$19,179
NiSource, Inc.	5,171	111,073
PG&E Corp.	1,620	91,903
Public Service Enterprise Group, Inc.	700	29,862

		252,017

Water Utilities – 0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	10,400	58,558

		1,316,187

Materials – 0.8%
Chemicals – 0.7%
Agrium, Inc. (Toronto)	500	43,056
Arkema SA	1,230	75,095
CF Industries Holdings, Inc.	5,384	196,301
Covestro AG(a)(f)	1,239	39,488
Dow Chemical Co. (The)	1,771	86,088
Essentra PLC	22,336	258,071
JSR Corp.	3,700	51,868
Koninklijke DSM NV	1,310	64,443
LG Chem Ltd.	140	34,032
LyondellBasell Industries NV – Class A	2,247	180,232

		1,028,674

Metals & Mining – 0.1%
Goldcorp, Inc.	2,530	36,351
Novolipetsk Steel AO (GDR)(a)	4,400	42,925

		79,276

Paper & Forest Products – 0.0%
Mondi PLC	3,011	53,720

		1,161,670

Telecommunication Services – 0.7%
Diversified Telecommunication Services – 0.5%
AT&T, Inc.	784	28,969
BT Group PLC	27,900	187,883
Nippon Telegraph & Telephone Corp.	4,800	203,267
Telefonica Brasil SA (ADR)	238	2,280
Telefonica Brasil SA (Preference Shares)	6,300	59,932
Verizon Communications, Inc.	2,982	151,277

		633,608

Wireless Telecommunication Services – 0.2%
Rogers Communications, Inc. – Class B	780	28,871
SoftBank Group Corp.	900	44,227
Tower Bersama Infrastructure Tbk PT(f)	62,000	26,740

AB TAX-MANAGED WEALTH STRATEGIES •	59

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Turkcell Iletisim Hizmetleri AS	13,480	$50,247
Vodafone Group PLC	41,790	126,745

		276,830

		910,438

Total Common Stocks (cost $35,124,299)		37,749,629

INVESTMENT COMPANIES – 19.2%
Funds and Investment Trusts – 19.2%
AB Multi-Manager Alternative Strategies Fund – Class Z(f)(h)	837,174	8,061,988
AB Pooling Portfolio – AB Multi-Asset Real Return Portfolio(h)	742,782	3,988,740
AB Pooling Portfolio – AB Volatility Management Portfolio(h)	1,487,065	14,811,166

Total Investment Companies (cost $30,185,501)		26,861,894

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.40%(h)(i) (cost $721,587)	721,587	721,587

Total Investments – 100.2% (cost $137,097,242)		140,467,822
Other assets less liabilities – (0.2)%		(244,902)

Net Assets – 100.0%		$140,222,920

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index Futures	1	March 2016	$33,986	$31,918	$(2,068)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	KRW	138,423	USD	114	5/18/16	$2,101
Citibank	RUB	1,909	USD	25	4/07/16	(590)
Citibank	EUR	387	USD	437	5/18/16	14,913
Deutsche Bank AG	BRL	382	USD	94	3/02/16	(1,263)

60	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD	96	BRL	382	3/02/16	$(859)
HSBC Bank USA	BRL	493	USD	124	3/02/16	1,109
HSBC Bank USA	USD	125	BRL	493	3/02/16	(2,022)
HSBC Bank USA	BRL	493	USD	124	4/04/16	1,954
Morgan Stanley & Co., Inc.	BRL	111	USD	28	3/02/16	398
Morgan Stanley & Co., Inc.	USD	28	BRL	111	3/02/16	(250)
Standard Chartered Bank	KRW	78,993	USD	65	5/18/16	1,415
Standard Chartered Bank	USD	624	JPY	71,506	5/18/16	11,346
State Street Bank & Trust Co.	CAD	301	USD	211	5/18/16	(11,690)
State Street Bank & Trust Co.	EUR	331	USD	372	5/18/16	11,498
State Street Bank & Trust Co.	GBP	585	USD	838	5/18/16	23,743
State Street Bank & Trust Co.	HKD	2,444	USD	313	5/18/16	(894)
State Street Bank & Trust Co.	JPY	29,608	USD	249	5/18/16	(13,871)
State Street Bank & Trust Co.	JPY	4,456	USD	40	5/18/16	311
State Street Bank & Trust Co.	USD	149	AUD	212	5/18/16	1,682
State Street Bank & Trust Co.	USD	32	AUD	45	5/18/16	(233)
State Street Bank & Trust Co.	USD	62	CAD	88	5/18/16	3,269
State Street Bank & Trust Co.	USD	334	CHF	323	5/18/16	(8,868)
State Street Bank & Trust Co.	USD	52	CHF	52	5/18/16	589
State Street Bank & Trust Co.	USD	175	EUR	156	5/18/16	(4,566)
State Street Bank & Trust Co.	USD	52	JPY	5,883	5/18/16	(55)
State Street Bank & Trust Co.	USD	102	JPY	11,919	5/18/16	4,321
State Street Bank & Trust Co.	USD	95	NOK	810	5/18/16	(1,470)
State Street Bank & Trust Co.	USD	66	NOK	576	5/18/16	374
State Street Bank & Trust Co.	USD	314	SEK	2,631	5/18/16	(6,087)

						$26,305

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$200	9/02/20	1.548%	CPI#	$(2,075)
Bank of America, NA	900	3/04/24	2.493%	CPI#	(103,636)
Bank of America, NA	600	7/09/24	2.613%	CPI#	(78,219)
Barclays Bank PLC	2,000	1/31/19	2.385%	CPI#	(171,045)
Barclays Bank PLC	200	5/05/25	2.125%	CPI#	(10,823)
Barclays Bank PLC	1,800	1/31/27	2.628%	CPI#	(324,804)
Citibank, NA	2,000	5/05/18	1.843%	CPI#	(33,407)
Citibank, NA	450	8/26/20	2.298%	CPI#	(34,589)
Citibank, NA	1,580	12/14/20	1.548%	CPI#	(7,908)
Citibank, NA	300	5/24/23	2.533%	CPI#	(39,262)
Deutsche Bank AG	700	7/15/20	1.265%	CPI#	10,369
Goldman Sachs Bank USA	1,400	1/31/22	2.515%	CPI#	(179,000)
Morgan Stanley Capital Services LLC	250	4/16/23	2.690%	CPI#	(37,588)

					$(1,011,987)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

AB TAX-MANAGED WEALTH STRATEGIES •	61

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$840	3/01/23	0.904%	SIFMA*	$(750)
JPMorgan Chase Bank, NA	700	10/26/22	1.123%	SIFMA*	(12,722)
JPMorgan Chase Bank, NA	450	2/22/23	0.902%	SIFMA*	(478)
JPMorgan Chase Bank, NA	830	11/06/23	1.321%	SIFMA*	(23,566)

					$(37,516)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate market value of these securities amounted to $739,018 or 0.5% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Illiquid security.

(d)	Security is in default and is non-income producing.

(e)	Defaulted matured security.

(f)	Non-income producing security.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of February 29, 2016 and the aggregate market value of these securities amounted to $871,288 or 0.62% of net assets.

(h)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of February 29, 2016, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.8% and 0.0%, respectively.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
RUB	– Russian Ruble
SEK	– Swedish Krona
USD	– United States Dollar

62	• AB TAX-MANAGED WEALTH STRATEGIES

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Glossary:

ADR	– American Depositary Receipt
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
GDR	– Global Depositary Receipt
NATL	– National Interstate Corporation
OSF	– Order of St. Francis
PJSC	– Public Joint Stock Company
REG	– Registered Shares
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	63

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 67.4%
Long-Term Municipal Bonds – 67.4%
Alabama – 1.4%
Alabama Public School & College Authority Series 2012A 5.00%, 3/01/17	$590	$615,942

Alaska – 1.2%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/24	430	536,786

Arizona – 1.8%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24	675	805,828

Arkansas – 0.3%
State of Arkansas Series 2014 5.00%, 10/01/16	140	143,779

California – 1.1%
State of California Series 2012 5.00%, 9/01/20	270	318,263
State of California Department of Water Resources Power Supply Revenue Series 2015O 5.00%, 5/01/22	130	159,424

		477,687

Colorado – 2.2%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.25%, 11/15/18	500	554,900
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/16-12/01/21	415	444,480

		999,380

Connecticut – 0.2%
State of Connecticut Series 2014A 5.00%, 3/01/30	70	82,333

64	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.6%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/16	$275	$282,147

Florida – 5.9%
Central Florida Expressway Authority Series 2013B 5.00%, 7/01/22	155	187,317
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	110	131,777
City of Jacksonville FL (City of Jacksonville FL Lease) Series 2010A-1 5.00%, 10/01/19	450	513,445
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/24	205	245,941
County of Miami-Dade FL Solid Waste System Revenue Series 2015 5.00%, 10/01/19	205	234,215
Florida Department of Environmental Protection Series 2008B 5.25%, 7/01/17	425	451,503
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/16 (Pre-refunded/ETM)	300	304,524
State of Florida Series 2012B 5.00%, 7/01/17	550	583,011

		2,651,733

Georgia – 3.4%
Fulton County Development Authority (Robert W Woodruff Arts Center, Inc.) Series 2009B 5.25%, 3/15/24	305	339,175
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17	385	400,466
Municipal Electric Authority of Georgia Series 2008A 5.25%, 1/01/17	190	197,477

AB TAX-MANAGED WEALTH STRATEGIES •	65

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012B 5.00%, 1/01/18	$555	$599,000

		1,536,118

Hawaii – 1.3%
State of Hawaii Series 2014E 5.00%, 8/01/24	460	578,496

Illinois – 0.9%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	40	43,474
State of Illinois Series 2012 5.00%, 8/01/21-8/01/23	160	179,446
Series 2014 5.00%, 5/01/22-5/01/28	160	177,861

		400,781

Indiana – 1.3%
County of Jasper IN (Northern Indiana Public Service Co.) NATL Series 1988B 5.60%, 11/01/16	75	77,281
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/20	150	171,180
Indiana Finance Authority (Indiana Finance Authority SRF) Series 2012B 5.00%, 2/01/27	275	324,258

		572,719

Iowa – 0.7%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/18	280	308,806

Kansas – 1.6%
Sedgwick County Unified School District No 266 Maize Series 2015B 5.00%, 9/01/18	435	482,202
State of Kansas Department of Transportation Series 2015A 5.00%, 9/01/22	170	209,885

		692,087

66	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky – 2.0%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2014A 5.00%, 9/01/25	$440	$533,082
Kentucky Turnpike Authority Series 2015B 5.00%, 7/01/18	335	366,808

		899,890

Maryland – 0.3%
University System of Maryland Series 2015A 5.00%, 4/01/18	135	147,276

Massachusetts – 0.7%
Commonwealth of Massachusetts AGM Series 2006C 1.61%, 11/01/19(a)	300	304,086

Michigan – 3.2%
City of Detroit MI Sewage Disposal System Revenue AGM Series 2006D 1.01%, 7/01/32(b)	410	374,437
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/20	915	1,040,620

		1,415,057

Minnesota – 0.7%
Elk River Independent School District No 728 Series 2015C 5.00%, 2/01/18	300	324,804

Missouri – 2.0%
City of Springfield MO Public Utility Revenue Series 2015 5.00%, 8/01/21	235	282,604
City of St Louis MO Airport Revenue (Lambert-St Louis Intl Airport) NATL Series 2005 5.50%, 7/01/16	375	381,191
Missouri Highway & Transportation Commission 5.00%, 5/01/17	230	242,133

		905,928

AB TAX-MANAGED WEALTH STRATEGIES •	67

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 1.8%
State of Nevada (State of Nevada Unemployment) Series 2013 5.00%, 12/01/16	$685	$708,660
State of Nevada Series 2015D 5.00%, 4/01/23	90	111,144

		819,804

New Jersey – 2.0%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2008A 5.00%, 5/01/17	250	260,208
Series 2015X 5.00%, 6/15/19	285	309,473
New Jersey Economic Development Authority (New Jersey Cigarette Tax) Series 2012 5.00%, 6/15/16	330	333,224

		902,905

New Mexico – 1.3%
State of New Mexico Severance Tax Permanent Fund Series 2015 5.00%, 7/01/18	540	593,779

New York – 8.2%
City of New York NY Series 2008C 5.25%, 8/01/17	160	170,650
Metropolitan Transportation Authority Series 2012F 5.00%, 11/15/23-11/15/26	475	575,415
New York State Dormitory Authority (City University of New York State Lease) Series 2008B 5.00%, 7/01/16	150	152,358
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/18	1,000	1,097,640
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009A 5.00%, 3/15/17	385	403,318

68	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2013A 5.00%, 2/15/20	$355	$410,906
Series 2014A 5.00%, 2/15/28	190	228,606
New York State Thruway Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/18	270	293,684
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	165	186,034
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	120	142,392

		3,661,003

Ohio – 0.8%
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.25%, 12/01/25	285	341,131

Pennsylvania – 3.6%
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/17	220	233,083
Philadelphia Gas Works Co. Series 2015 4.00%, 8/01/18	420	448,279
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.125%, 9/01/22	800	930,888

		1,612,250

Rhode Island – 1.5%
Rhode Island Commerce Corp. (State of Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/18	600	657,846

Texas – 7.7%
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/28	160	192,243

AB TAX-MANAGED WEALTH STRATEGIES •	69

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of San Antonio TX Util Drainage System Revenue Series 2013 5.00%, 2/01/27	$135	$160,730
City of San Antonio TX Water System Revenue NATL Series 2007 5.50%, 5/15/16	680	687,446
County of Harris TX (County of Harris TX Toll Road) Series 2015 5.00%, 8/15/27	290	360,058
Northwest Independent School District Series 2015B 4.00%, 2/15/18	200	213,284
SA Energy Acquisition Public Facility Corp. (Goldman Sachs Group, Inc. (The)) Series 2007 5.50%, 8/01/22	460	551,209
Spring Branch Independent School District Series 2015B 5.00%, 2/01/25	100	126,424
Spring Independent School District Series 2011 5.00%, 8/15/24	600	694,836
Texas Public Finance Authority (Texas Public Finance Authority State Lease) Series 2015D 4.00%, 2/01/18	420	447,506

		3,433,736

Virginia – 1.4%
County of Fairfax VA Series 2011A 5.00%, 4/01/17	580	608,727

Washington – 5.0%
Energy Northwest (Bonneville Power Administration) Series 2009A 5.25%, 7/01/18	255	282,053
Series 2012A 5.00%, 7/01/19	620	704,896
State of Washington Series 2011R 5.00%, 7/01/17	650	689,013
University of Washington Series 2015C 5.00%, 12/01/18	500	558,915

		2,234,877

70	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin – 1.3%
State of Wisconsin Series 2014B 5.00%, 5/01/16	$575	$579,675

Total Municipal Obligations (cost $28,984,058)		30,127,396

	Shares
COMMON STOCKS – 17.8%
Information Technology – 3.7%
Communications Equipment – 0.2%
Arista Networks, Inc.(c)	397	27,210
Cisco Systems, Inc.	1,283	33,589
Palo Alto Networks, Inc.(c)	181	26,207

		87,006

Electronic Equipment, Instruments & Components – 0.2%
Amphenol Corp. – Class A	740	39,272
China Railway Signal & Communication Corp., Ltd. – Class H(c)(d)	22,680	11,954
Keysight Technologies, Inc.(c)	1,052	27,447
PAX Global Technology Ltd.	3,000	3,156

		81,829

Internet Software & Services – 0.9%
Alphabet, Inc. – Class A(c)	41	29,406
Alphabet, Inc. – Class C(c)	188	131,181
Baidu, Inc. (Sponsored ADR)(c)	180	31,216
Facebook, Inc. – Class A(c)	1,265	135,254
Tencent Holdings Ltd.	2,500	45,776
Twitter, Inc.(c)	760	13,771

		386,604

IT Services – 0.5%
Cognizant Technology Solutions Corp. – Class A(c)	664	37,835
Tata Consultancy Services Ltd.	880	27,922
Vantiv, Inc. – Class A(c)	416	21,649
Visa, Inc. – Class A	1,279	92,587
Wirecard AG	528	20,830
Worldpay Group PLC(c)(d)	4,018	16,044
Xerox Corp.	2,141	20,575

		237,442

Semiconductors & Semiconductor Equipment – 0.7%
Advanced Semiconductor Engineering, Inc.	15,000	16,972

AB TAX-MANAGED WEALTH STRATEGIES •	71

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Applied Materials, Inc.	2,260	$42,646
ARM Holdings PLC	930	12,780
ASML Holding NV	240	21,863
Infineon Technologies AG	1,350	16,386
Intel Corp.	1,158	34,265
Novatek Microelectronics Corp.	4,000	16,446
NVIDIA Corp.	1,659	52,026
SCREEN Holdings Co., Ltd.	3,000	22,278
Sumco Corp.	2,200	13,976
Taiwan Semiconductor Manufacturing Co., Ltd.	4,000	17,896
Tokyo Electron Ltd.	200	12,056
Xilinx, Inc.	752	35,510

		315,100

Software – 0.8%
Adobe Systems, Inc.(c)	244	20,777
ANSYS, Inc.(c)	251	20,838
Aspen Technology, Inc.(c)	667	21,991
Constellation Software, Inc./Canada	149	62,168
Dassault Systemes	479	36,283
Microsoft Corp.	1,260	64,109
Mobileye NV(c)	578	18,762
Nintendo Co., Ltd.	100	13,997
Oracle Corp.	1,021	37,552
ServiceNow, Inc.(c)	418	22,986
Tableau Software, Inc. – Class A(c)	218	9,952

		329,415

Technology Hardware, Storage & Peripherals – 0.4%
Apple, Inc.	1,130	109,260
Hewlett Packard Enterprise Co.	1,675	22,227
HP, Inc.	2,100	22,449
Samsung Electronics Co., Ltd.	42	40,039

		193,975

		1,631,371

Financials – 3.2%
Banks – 1.2%
Axis Bank Ltd.	1,700	9,370
Banco Macro SA (ADR)(c)	200	13,440
Bank Hapoalim BM	1,200	5,862
Bank of America Corp.	5,750	71,990
Bank of Baroda	3,880	7,510
Bank of Montreal	160	8,828
Bank of Queensland Ltd.	3,032	22,775
Citigroup, Inc.	296	11,500
Citizens Financial Group, Inc.	887	17,057
CYBG PLC(c)	4,400	11,575

72	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Danske Bank A/S	1,160	$31,659
Fifth Third Bancorp	210	3,205
HDFC Bank Ltd.	1,053	17,174
ING Groep NV	2,740	32,664
Intesa Sanpaolo SpA	4,230	10,684
JPMorgan Chase & Co.	991	55,793
KB Financial Group, Inc.	420	10,056
Mitsubishi UFJ Financial Group, Inc.	10,300	44,448
OTP Bank PLC	380	7,905
PNC Financial Services Group, Inc. (The)	275	22,360
Shinhan Financial Group Co., Ltd.	240	7,399
SunTrust Banks, Inc.	131	4,347
Toronto-Dominion Bank (The)	380	14,725
UniCredit SpA	2,730	10,141
US Bancorp	289	11,132
Wells Fargo & Co.	1,664	78,075

		541,674

Capital Markets – 0.4%
Amundi SA(c)(d)	197	8,208
Azimut Holding SpA	500	9,594
Bank of New York Mellon Corp. (The)	450	15,925
BlackRock, Inc. – Class A	59	18,406
Credit Suisse Group AG (REG)(c)	1,020	13,652
Goldman Sachs Group, Inc. (The)	127	18,990
Morgan Stanley	385	9,510
Partners Group Holding AG	80	28,957
UBS Group AG	3,003	45,877

		169,119

Consumer Finance – 0.3%
Capital One Financial Corp.	707	46,471
Discover Financial Services	509	23,628
OneMain Holdings, Inc.(c)	851	19,207
Shriram Transport Finance Co., Ltd.	630	7,372
Synchrony Financial(c)	1,117	30,103

		126,781

Diversified Financial Services – 0.1%
Berkshire Hathaway, Inc. – Class B(c)	161	21,601
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	3,000	8,681
Challenger Ltd./Australia	2,760	14,764
GRENKELEASING AG	70	13,882

		58,928

Insurance – 0.9%
Admiral Group PLC	1,412	33,906
Aflac, Inc.	112	6,666
AIA Group Ltd.	11,800	60,015

AB TAX-MANAGED WEALTH STRATEGIES •	73

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Allstate Corp. (The)	654	$41,503
American Financial Group, Inc./OH	198	13,282
American International Group, Inc.	537	26,957
Aviva PLC	1,650	10,012
Chubb Ltd.	40	4,621
Dongbu Insurance Co., Ltd.	170	9,273
First American Financial Corp.	305	11,294
FNF Group	606	19,986
Hanover Insurance Group, Inc. (The)	185	15,346
Hartford Financial Services Group, Inc. (The)	109	4,591
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	90	17,667
NN Group NV	577	17,773
Ping An Insurance Group Co. of China Ltd. – Class H	1,500	6,367
Progressive Corp. (The)	175	5,586
Prudential PLC	2,485	43,274
Reinsurance Group of America, Inc. – Class A	151	13,605
Suncorp Group Ltd.	1,230	9,802
Travelers Cos., Inc. (The)	248	26,665
Zurich Insurance Group AG(c)	50	10,591

		408,782

Real Estate Investment Trusts (REITs) – 0.1%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	8,970	7,782
RLJ Lodging Trust	599	12,561

		20,343

Real Estate Management & Development – 0.1%
Ayala Land, Inc.	17,700	12,203
China Overseas Land & Investment Ltd.	3,000	8,943
Global Logistic Properties Ltd.	21,000	26,404
LendLease Group	1,480	13,719

		61,269

Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp., Ltd.	2,880	44,863
LIC Housing Finance Ltd.	1,460	8,999

		53,862

		1,440,758

Consumer Discretionary – 2.9%
Auto Components – 0.4%
Continental AG	99	19,705
Goodyear Tire & Rubber Co. (The)	724	21,807
Hankook Tire Co., Ltd.(c)	410	17,692
Lear Corp.	230	23,310
Magna International, Inc. – Class A	1,179	45,804

74	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Plastic Omnium SA	290	$9,210
Sumitomo Electric Industries Ltd.	1,300	15,589
Valeo SA	110	15,208

		168,325

Automobiles – 0.2%
General Motors Co.	400	11,776
Honda Motor Co., Ltd.	900	23,147
Isuzu Motors Ltd.	1,100	11,005
Peugeot SA(c)	1,390	20,855
Tata Motors Ltd.(c)	1,530	6,702
Tata Motors Ltd. – Class A(c)	2,500	8,587
Toyota Motor Corp.	100	5,214

		87,286

Diversified Consumer Services – 0.0%
TAL Education Group (ADR)(c)	237	12,265

Hotels, Restaurants & Leisure – 0.2%
IMAX China Holding, Inc.(c)(d)	1,600	9,490
Melco International Development Ltd.	11,000	12,822
Starbucks Corp.	936	54,485
Yum! Brands, Inc.	185	13,407

		90,204

Internet & Catalog Retail – 0.2%
Ctrip.com International Ltd. (ADR)(c)	140	5,729
JD.com, Inc. (ADR)(c)	240	6,170
Priceline Group, Inc. (The)(c)	55	69,587
Vipshop Holdings Ltd. (ADR)(c)	1,230	13,665

		95,151

Leisure Products – 0.0%
Bandai Namco Holdings, Inc.	600	11,957
Mattel, Inc.	90	2,927

		14,884

Media – 0.7%
AMC Networks, Inc. – Class A(c)	506	33,163
Comcast Corp. – Class A	1,724	99,527
CTS Eventim AG & Co. KGaA	860	30,102
Interpublic Group of Cos., Inc. (The)	260	5,561
Liberty Global PLC – Series C(c)	688	24,740
Naspers Ltd. – Class N	316	37,364
Thomson Reuters Corp.	100	3,660
Time Warner Cable, Inc. – Class A	64	12,215
Twenty-First Century Fox, Inc. – Class A	100	2,702
Vivendi SA	1,026	21,283
Walt Disney Co. (The)	611	58,363

		328,680

AB TAX-MANAGED WEALTH STRATEGIES •	75

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.3%
B&M European Value Retail SA	7,040	$27,916
Dollar General Corp.	327	24,280
Dollar Tree, Inc.(c)	730	58,582

		110,778

Specialty Retail – 0.6%
Foot Locker, Inc.	298	18,625
GameStop Corp. – Class A	631	19,447
Home Depot, Inc. (The)	778	96,565
Kingfisher PLC	1,630	7,529
L Brands, Inc.	275	23,317
L’Occitane International SA	3,000	6,009
O’Reilly Automotive, Inc.(c)	86	22,388
Ross Stores, Inc.	220	12,096
Sports Direct International PLC(c)	2,539	14,217
TJX Cos., Inc. (The)	170	12,597
Ulta Salon Cosmetics & Fragrance, Inc.(c)	264	43,610

		276,400

Textiles, Apparel & Luxury Goods – 0.3%
Cie Financiere Richemont SA	409	25,972
HUGO BOSS AG	271	15,414
Kering	40	6,960
NIKE, Inc. – Class B	1,130	69,596
Samsonite International SA	4,500	13,187

		131,129

		1,315,102

Health Care – 2.5%
Biotechnology – 0.5%
Alexion Pharmaceuticals, Inc.(c)	299	42,099
Biogen, Inc.(c)	418	108,438
Gilead Sciences, Inc.	805	70,236

		220,773

Health Care Equipment & Supplies – 0.5%
Align Technology, Inc.(c)	550	36,317
Edwards Lifesciences Corp.(c)	214	18,618
Essilor International SA	72	8,552
Intuitive Surgical, Inc.(c)	203	114,301
Sartorius AG (Preference Shares)	160	41,078

		218,866

Health Care Providers & Services – 0.5%
Aetna, Inc.	407	44,213
Express Scripts Holding Co.(c)	220	15,484
Premier, Inc. – Class A(c)	591	19,219
Quest Diagnostics, Inc.	244	16,233
Ramsay Health Care Ltd.	360	16,975
UnitedHealth Group, Inc.	1,012	120,529

		232,653

76	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 0.2%
Eurofins Scientific SE	156	$55,491
Illumina, Inc.(c)	151	22,686
Mettler-Toledo International, Inc.(c)	71	22,359

		100,536

Pharmaceuticals – 0.8%
Aspen Pharmacare Holdings Ltd.(c)	900	15,906
GlaxoSmithKline PLC	1,100	21,318
Johnson & Johnson	625	65,756
Merck & Co., Inc.	578	29,021
Novo Nordisk A/S – Class B	604	31,097
Pfizer, Inc.	2,342	69,487
Roche Holding AG	170	43,591
Shire PLC	600	31,302
Sun Pharmaceutical Industries Ltd.	1,370	17,137

		324,615

		1,097,443

Industrials – 1.8%
Aerospace & Defense – 0.3%
Airbus Group SE	280	18,070
L-3 Communications Holdings, Inc.	229	26,864
Northrop Grumman Corp.	100	19,222
Rockwell Collins, Inc.	243	21,280
United Technologies Corp.	199	19,227
Zodiac Aerospace	1,082	18,022

		122,685

Airlines – 0.3%
Air Canada(c)	1,030	5,496
Alaska Air Group, Inc.	233	17,219
Delta Air Lines, Inc.	568	27,400
International Consolidated Airlines Group SA	2,990	22,732
Japan Airlines Co., Ltd.	500	17,891
JetBlue Airways Corp.(c)	1,316	28,952
Qantas Airways Ltd.(c)	4,022	11,048

		130,738

Building Products – 0.0%
AO Smith Corp.	147	10,346
Assa Abloy AB – Class B	430	8,244

		18,590

Commercial Services & Supplies – 0.2%
Babcock International Group PLC	3,267	41,337
Regus PLC	6,754	27,098
Republic Services, Inc. – Class A	63	2,879

		71,314

AB TAX-MANAGED WEALTH STRATEGIES •	77

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 0.0%
IRB Infrastructure Developers Ltd.	2,780	$8,759
Quanta Services, Inc.(c)	304	6,168

		14,927

Electrical Equipment – 0.1%
Acuity Brands, Inc.	117	24,503
Eaton Corp. PLC	636	36,068

		60,571

Industrial Conglomerates – 0.2%
Danaher Corp.	384	34,280
General Electric Co.	1,135	33,074
Rheinmetall AG	230	16,335
Roper Technologies, Inc.	84	14,106

		97,795

Machinery – 0.2%
Hoshizaki Electric Co., Ltd.	500	38,696
IHI Corp.	6,000	10,683
ITT Corp.	536	18,899
JTEKT Corp.	1,700	23,209

		91,487

Marine – 0.0%
AP Moeller – Maersk A/S – Class B	5	6,571

Professional Services – 0.3%
Bureau Veritas SA	1,700	33,866
Capita PLC	3,648	50,585
Robert Half International, Inc.	403	15,874
Teleperformance	343	26,481

		126,806

Road & Rail – 0.1%
Canadian National Railway Co.	110	6,390
CAR, Inc.(c)	2,000	2,282
Central Japan Railway Co.	200	35,783

		44,455

Trading Companies & Distributors – 0.1%
Brenntag AG	255	12,308
Bunzl PLC	680	18,199
WESCO International, Inc.(c)	228	10,044

		40,551

		826,490

Consumer Staples – 1.3%
Beverages – 0.1%
Asahi Group Holdings Ltd.	200	5,877
Monster Beverage Corp.(c)	351	44,051

		49,928

78	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 0.5%
Alimentation Couche-Tard, Inc. – Class B	190	$8,597
Costco Wholesale Corp.	222	33,307
CP ALL PCL	10,200	12,381
CVS Health Corp.	864	83,955
Delhaize Group	345	34,888
Lenta Ltd. (GDR)(c)(d)	2,413	13,589
Magnit PJSC (Sponsored GDR)(d)	170	5,695
Olam International Ltd.	11,936	13,544
X5 Retail Group NV (GDR)(c)(d)	360	6,714

		212,670

Food Products – 0.2%
Archer-Daniels-Midland Co.	166	5,803
ConAgra Foods, Inc.	96	4,038
Ingredion, Inc.	137	13,867
JBS SA	2,800	7,949
Mondelez International, Inc. – Class A	434	17,590
Tyson Foods, Inc. – Class A	302	19,555
Universal Robina Corp.	2,190	9,114
WhiteWave Foods Co. (The)(c)	189	7,318

		85,234

Household Products – 0.1%
Kimberly-Clark Corp.	19	2,476
Procter & Gamble Co. (The)	286	22,963

		25,439

Personal Products – 0.1%
Estee Lauder Cos., Inc. (The) – Class A	490	44,752
Hengan International Group Co., Ltd.	2,000	15,832
Unilever PLC	230	9,826

		70,410

Tobacco – 0.3%
Altria Group, Inc.	510	31,401
British American Tobacco PLC	1,559	84,816
Imperial Brands PLC	194	10,013
Philip Morris International, Inc.	102	9,285

		135,515

		579,196

Energy – 0.8%
Energy Equipment & Services – 0.1%
Aker Solutions ASA(d)	1,200	3,560
Schlumberger Ltd.	566	40,593

		44,153

Oil, Gas & Consumable Fuels – 0.7%
California Resources Corp.	10	6
Canadian Natural Resources Ltd.	240	5,016

AB TAX-MANAGED WEALTH STRATEGIES •	79

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Chevron Corp.	188	$15,687
EOG Resources, Inc.	487	31,528
Exxon Mobil Corp.	815	65,322
HollyFrontier Corp.	627	21,205
JX Holdings, Inc.	6,800	26,414
LUKOIL PJSC (Sponsored ADR)	170	6,004
Occidental Petroleum Corp.	104	7,157
Phillips 66	140	11,115
QEP Resources, Inc.	1,278	12,473
Royal Dutch Shell PLC – Class A	2,540	57,948
TOTAL SA	377	16,897
Tupras Turkiye Petrol Rafinerileri AS(c)	480	12,265
Valero Energy Corp.	399	23,972

		313,009

		357,162

Utilities – 0.6%
Electric Utilities – 0.4%
American Electric Power Co., Inc.	423	26,120
Edison International	371	25,287
EDP – Energias de Portugal SA	6,570	20,347
Enel SpA	2,880	11,510
Eversource Energy	82	4,453
Exelon Corp.	651	20,500
FirstEnergy Corp.	119	3,983
Korea Electric Power Corp.	260	12,335
PPL Corp.	936	32,751
Westar Energy, Inc.	450	19,557

		176,843

Independent Power and Renewable Electricity Producers – 0.1%
Huadian Power International Corp., Ltd. – Class H	20,000	10,827
Huaneng Power International, Inc. – Class H	16,000	12,547
TerraForm Global, Inc. – Class A	2,308	7,316

		30,690

Multi-Utilities – 0.1%
NiSource, Inc.	1,050	22,554
PG&E Corp.	407	23,089
Public Service Enterprise Group, Inc.	150	6,399

		52,042

Water Utilities – 0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	2,000	11,261

		270,836

Materials – 0.6%
Chemicals – 0.5%
Agrium, Inc. (Toronto)	110	9,472
Arkema SA	280	17,095

80	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

CF Industries Holdings, Inc.	1,139	$41,528
Covestro AG(c)(d)	252	8,031
Dow Chemical Co. (The)	406	19,736
Essentra PLC	5,420	62,623
JSR Corp.	800	11,215
Koninklijke DSM NV	303	14,905
LG Chem Ltd.	30	7,292
LyondellBasell Industries NV – Class A	474	38,020

		229,917

Metals & Mining – 0.1%
Goldcorp, Inc.	720	10,345
Novolipetsk Steel AO (GDR)(d)	800	7,804

		18,149

Paper & Forest Products – 0.0%
Mondi PLC	582	10,384

		258,450

Telecommunication Services – 0.4%
Diversified Telecommunication Services – 0.3%
AT&T, Inc.	202	7,464
BT Group PLC	6,160	41,482
Nippon Telegraph & Telephone Corp.	1,000	42,347
Telefonica Brasil SA (Preference Shares)	1,396	13,280
Verizon Communications, Inc.	609	30,895

		135,468

Wireless Telecommunication Services – 0.1%
Rogers Communications, Inc. – Class B	170	6,292
SoftBank Group Corp.	200	9,828
Tower Bersama Infrastructure Tbk PT(c)	14,500	6,254
Turkcell Iletisim Hizmetleri AS	2,750	10,251
Vodafone Group PLC	8,790	26,659

		59,284

		194,752

Total Common Stocks (cost $7,337,767)		7,971,560

INVESTMENT COMPANIES – 14.0%
Funds and Investment Trusts – 14.0%
AB Multi-Manager Alternative Strategies Fund – Class Z(c)(e)	185,425	1,785,640
AB Pooling Portfolio-AB Multi-Asset Real Return Portfolio(e)	80,977	434,846
AB Pooling Portfolio-AB Volatility Management Portfolio(e)	405,476	4,038,541

Total Investment Companies (cost $6,724,006)		6,259,027

AB TAX-MANAGED WEALTH STRATEGIES •	81

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.40%(e)(f) (cost $381,411)	381,411	$381,411

Total Investments – 100.1% (cost $43,427,242)		44,739,394
Other assets less liabilities – (0.1)%		(32,264)

Net Assets – 100.0%		$44,707,130

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index Futures	2	March 2016	$63,054	$63,835	$781

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	KRW	39,020	USD	32	5/18/16	$592
Citibank	RUB	432	USD	6	4/07/16	(134)
Deutsche Bank AG	BRL	112	USD	28	3/02/16	(370)
Deutsche Bank AG	USD	28	BRL	112	3/02/16	(252)
HSBC Bank USA	BRL	112	USD	28	3/02/16	252
HSBC Bank USA	USD	28	BRL	112	3/02/16	(459)
HSBC Bank USA	BRL	112	USD	28	4/04/16	444
State Street Bank & Trust Co.	CAD	49	USD	34	5/18/16	(1,763)
State Street Bank & Trust Co.	EUR	153	USD	173	5/18/16	5,840
State Street Bank & Trust Co.	GBP	148	USD	211	5/18/16	5,041
State Street Bank & Trust Co.	HKD	537	USD	69	5/18/16	(196)
State Street Bank & Trust Co.	JPY	1,864	USD	17	5/18/16	130
State Street Bank & Trust Co.	JPY	7,238	USD	61	5/18/16	(3,178)
State Street Bank & Trust Co.	KRW	14,231	USD	12	5/18/16	261
State Street Bank & Trust Co.	USD	32	AUD	45	5/18/16	357
State Street Bank & Trust Co.	USD	15	CHF	15	5/18/16	170
State Street Bank & Trust Co.	USD	68	CHF	66	5/18/16	(1,565)
State Street Bank & Trust Co.	USD	57	EUR	51	5/18/16	(1,499)
State Street Bank & Trust Co.	USD	18	GBP	13	5/18/16	(399)
State Street Bank & Trust Co.	USD	158	JPY	18,226	5/18/16	3,747
State Street Bank & Trust Co.	USD	18	JPY	2,064	5/18/16	(57)
State Street Bank & Trust Co.	USD	14	NOK	123	5/18/16	80
State Street Bank & Trust Co.	USD	21	NOK	179	5/18/16	(325)

82	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	68	SEK	569	5/18/16	$(1,316)

						$5,401

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 29, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co. LLC/(INTRCONX) CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00%	1.07%	$50	$(66)	$154

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME)	$1,210	3/31/19	3 Month LIBOR	1.056%	$276

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$250	7/09/24	2.613%	CPI	#	$(32,591)
Barclays Bank PLC	500	7/19/17	2.038%	CPI	#	(18,614)
Barclays Bank PLC	300	10/05/22	2.765%	CPI	#	(45,530)
Barclays Bank PLC	200	5/05/25	2.125%	CPI	#	(10,823)
Citibank, NA	250	8/26/20	2.298%	CPI	#	(19,216)
Citibank, NA	630	12/14/20	1.548%	CPI	#	(3,153)
Deutsche Bank AG	250	7/15/20	1.265%	CPI	#	3,703
Deutsche Bank AG	200	9/02/25	1.880%	CPI	#	(5,485)
JPMorgan Chase Bank, NA	200	3/04/24	2.493%	CPI	#	(23,141)
Morgan Stanley Capital Services LLC	1,500	10/31/18	1.960%	CPI	#	(125,188)
Morgan Stanley Capital Services LLC	150	4/16/23	2.690%	CPI	#	(22,553)

						$(302,591)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

AB TAX-MANAGED WEALTH STRATEGIES •	83

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$630	3/01/23	0.904%	SIFMA*	$(562)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Variable rate coupon, rate shown as of February 29, 2016.

(b)	Floating Rate Security. Stated interest rate was in effect at February 29, 2016.

(c)	Non-income producing security.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate market value of these securities amounted to $91,089 or 0.2% of net assets.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of February 29, 2016, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 8.2% and 0.0%, respectively.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
RUB	– Russian Ruble
SEK	– Swedish Krona
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
CDX-NAIG	– North American Investment Grade Credit Default Swap Index
CME	– Chicago Mercantile Exchange
CPI	– Consumer Price Index
ETM	– Escrowed to Maturity
GDR	– Global Depositary Receipt
INTRCONX	– Inter-Continental Exchange
LIBOR	– London Interbank Offered Rates
NATL	– National Interstate Corporation
PJSC	– Public Joint Stock Company
REG	– Registered Shares
SRF	– State Revolving Fund

See	notes to financial statements.

84	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 29, 2016 (unaudited)

	AB Tax-Managed Wealth Appreciation Strategy		AB Tax-Managed Balanced Wealth Strategy		AB Tax-Managed Conservative Wealth Strategy
Assets
Investments in securities, at value
Unaffiliated issuers (cost $435,835,822, $106,190,154 and $36,321,825, respectively)	$463,484,506		$112,884,341		$38,098,956
Affiliated issuers (cost $213,057,560, $30,907,088 and $7,105,417, respectively)	189,598,711		27,583,481		6,640,438
Cash collateral due from broker	18,597		17,630		7,934
Foreign currencies, at value (cost $2,148,293, $164,622 and $39,249, respectively)	2,145,561		164,025		39,081
Receivable for investment securities sold and foreign currency transactions	2,289,505		222,816		47,229
Dividends and interest receivable	1,047,618		880,898		341,737
Receivable for shares of beneficial interest sold	772,320		16,013		576
Unrealized appreciation of forward currency exchange contracts	902,889		79,023		16,914
Receivable for variation margin on exchange-traded derivatives	– 0	–	55		455
Unrealized appreciation on inflation swaps	– 0	–	10,369		3,703
Receivable due from Adviser	– 0	–	– 0	–	8,023

Total assets	660,259,707		141,858,651		45,205,046

Liabilities
Due to custodian	273		54		732
Payable for investment securities purchased and foreign currency transactions	3,704,861		126,629		46,731
Upfront premium received on inflation swaps	– 0	–	500		– 0	–
Payable for variation margin on exchange-traded derivatives	2,526		– 0	–	– 0	–
Payable for shares of beneficial interest redeemed	488,291		159,418		342
Unrealized depreciation on interest rate swaps	– 0	–	37,516		562
Unrealized depreciation on inflation swaps	– 0	–	1,022,356		306,294
Unrealized depreciation of forward currency exchange contracts	605,405		52,718		11,513
Advisory fee payable	291,880		54,702		– 0	–
Distribution fee payable	17,549		36,446		15,268
Transfer Agent fee payable	10,586		9,973		3,822
Administrative fee payable	185		– 0	–	– 0	–
Audit and tax fee payable	32,267		38,284		39,363
Accrued expenses	94,944		97,135		73,289

Total liabilities	5,248,767		1,635,731		497,916

Net Assets	$655,010,940		$140,222,920		$44,707,130

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	85

Statement of Assets & Liabilities

	AB Tax-Managed Wealth Appreciation Strategy	AB Tax-Managed Balanced Wealth Strategy	AB Tax-Managed Conservative Wealth Strategy
Composition of Net Assets
Shares of beneficial interest, at par	$482	$112	$42
Additional paid-in capital	649,485,021	135,797,685	43,411,737
Undistributed net investment income (distributions in excess of net investment income)	(223,027)	1,113,100	17,517
Accumulated net realized gain on investment and foreign currency transactions	1,324,269	969,373	262,772
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	4,424,195	2,342,650	1,015,062

Net Assets	$655,010,940	$140,222,920	$44,707,130

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

AB Tax-Managed Wealth Appreciation Strategy	Net Assets	Shares Outstanding	Net Asset Value

Class A	$31,206,546	2,303,694	$13.55	*

Class B	$629,056	46,817	$13.44

Class C	$13,972,805	1,045,898	$13.36

Advisor Class	$609,202,533	44,843,261	$13.59

AB Tax-Managed Balanced Wealth Strategy

Class A	$74,266,694	5,943,767	$12.49	*

Class B	$1,778,444	141,134	$12.60

Class C	$25,598,690	2,042,142	$12.54

Advisor Class	$38,579,092	3,082,179	$12.52

AB Tax-Managed Conservative Wealth Strategy

Class A	$28,603,603	2,685,107	$10.65	*

Class B	$581,859	52,723	$11.04

Class C	$11,597,124	1,056,527	$10.98

Advisor Class	$3,924,544	367,108	$10.69

*	The maximum offering price per share for Class A shares of Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy was $14.15, $13.04 and $11.12, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

86	• AB TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2016 (unaudited)

	AB Tax-Managed Wealth Appreciation Strategy		AB Tax-Managed Balanced Wealth Strategy		AB Tax-Managed Conservative Wealth Strategy
Investment Income
Dividends
Affiliated issuers	$4,711,936		$652,220		$156,617
Unaffiliated issuers (net of foreign taxes withheld of $123,468, $9,733 and $2,216, respectively)	3,833,928		304,815		64,378
Interest	– 0	–	1,066,784		352,486

Total income	8,545,864		2,023,819		573,481

Expenses
Advisory fee (see Note B)	2,235,205		396,879		126,894
Distribution fee – Class A	42,106		96,615		42,298
Distribution fee – Class B	3,622		10,128		3,409
Distribution fee – Class C	76,133		131,996		59,295
Transfer agency – Class A	4,070		32,682		14,746
Transfer agency – Class B	242		1,162		412
Transfer agency – Class C	2,074		11,616		6,076
Transfer agency – Advisor Class	77,196		16,331		1,888
Custodian	125,980		80,583		69,846
Audit and tax	28,609		32,722		32,722
Registration fees	31,402		26,486		30,467
Legal	27,870		29,992		27,009
Printing	23,067		27,917		12,427
Trustees’ fees	10,816		10,874		10,816
Administrative	19,866		– 0	–	– 0	–
Miscellaneous	24,419		17,070		15,688

Total expenses	2,732,677		923,053		453,993
Less: expenses waived and reimbursed by the Adviser (see Note B)	(273,689)		(41,382)		(159,662)

Net expenses	2,458,988		881,671		294,331

Net investment income	6,086,876		1,142,148		279,150

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	87

Statement of Operations

AB Tax-Managed Wealth Appreciation Strategy	AB Tax-Managed Balanced Wealth Strategy	AB Tax-Managed Conservative Wealth Strategy
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios	$(770,903)	$(22,647)	$8,147
Investment transactions	224,494	134,781	184,750
Futures	(59,251)	(1,396)	– 0	–
Swaps	– 0	–	(4,729)	(95)
Foreign currency transactions	491,644	51,802	8,381
Net realized gain distributions received from affiliated Underlying Portfolios	2,491,063	349,339	97,226
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	(18,719,956)	(2,705,749)	(627,121)
Investments(a)	(27,513,730)	(710,546)	(324,495)
Futures	(1,126)	22	781
Swaps	– 0	–	(224,570)	(41,968)
Foreign currency denominated assets and liabilities	239,320	25,380	5,237

Net loss on investment and foreign currency transactions	(43,618,445)	(3,108,313)	(689,157)

Net Decrease in Net Assets from Operations	$(37,531,569)	$(1,966,165)	$(410,007)

(a)	Net of increase in accrued foreign capital gains taxes of $16,805, $1,416 and $288, respectively.

See notes to financial statements.

88	• AB TAX-MANAGED WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

AB Tax-Managed Wealth Appreciation Strategy
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,086,876	$10,613,368
Net realized gain (loss) on affiliated Underlying Portfolios	(770,903)	– 0	–
Net realized gain on investment transactions and foreign currency transactions	656,887	50,272,511
Net realized gain distributions received from affiliated Underlying Portfolios	2,491,063	2,854,184
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(45,995,492)	(92,767,749)

Net decrease in net assets from operations	(37,531,569)	(29,027,686)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(361,483)	(594,095)
Class B	– 0	–	(9,007)
Class C	(40,174)	(150,441)
Advisor Class	(8,548,992)	(12,450,617)
Net realized gain on investment transactions
Class A	(2,065,522)	(324,756)
Class B	(44,662)	(13,689)
Class C	(955,499)	(149,683)
Advisor Class	(39,003,215)	(5,755,081)
Transactions in Shares of Beneficial Interest
Net increase	43,693,362	1,512,538

Total decrease	(44,857,754)	(46,962,517)
Net Assets
Beginning of period	699,868,694	746,831,211

End of period (including distributions in excess of net investment income of ($223,027) and undistributed net investment income of $2,640,746, respectively)	$655,010,940	$699,868,694

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	89

Statement of Changes in Net Assets

AB Tax-Managed Balanced Wealth Strategy
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,142,148	$2,112,961
Net realized gain (loss) on affiliated Underlying Portfolios	(22,647)	– 0	–
Net realized gain on investment transactions and foreign currency transactions	180,458	5,262,281
Net realized gain distributions from Underlying Portfolios	349,339	452,681
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,615,463)	(11,402,988)

Net decrease in net assets from operations	(1,966,165)	(3,575,065)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,242,662)	(394,952)
Class B	(3,540)	– 0	–
Class C	(208,427)	(25,988)
Advisor Class	(715,637)	(239,626)
Net realized gain on investment transactions
Class A	(2,596,598)	(2,919,890)
Class B	(68,008)	(120,811)
Class C	(891,518)	(957,457)
Advisor Class	(1,269,237)	(1,313,966)
Transactions in Shares of Beneficial Interest
Net decrease	(472,977)	(11,942,619)

Total decrease	(9,434,769)	(21,490,374)
Net Assets
Beginning of period	149,657,689	171,148,063

End of period (including undistributed net investment income of $1,113,100 and $2,141,218, respectively)	$140,222,920	$149,657,689

See notes to financial statements.

90	• AB TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

AB Tax-Managed Conservative Wealth Strategy
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$279,150	$520,940
Net realized gain (loss) on affiliated Underlying Portfolios	8,147	– 0	–
Net realized gain on investment transactions and foreign currency transactions	193,036	1,193,423
Net realized gain distributions from Underlying Portfolios	97,226	126,651
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(987,566)	(2,749,413)

Net decrease in net assets from operations	(410,007)	(908,399)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(568,355)	(131,571)
Class B	(3,703)	– 0	–
Class C	(125,362)	(2,881)
Advisor Class	(82,584)	(25,574)
Net realized gain on investment transactions
Class A	(841,123)	(1,158,534)
Class B	(17,920)	(35,959)
Class C	(326,003)	(453,614)
Advisor Class	(104,969)	(162,353)
Transactions in Shares of Beneficial Interest
Net decrease	(1,706,417)	(6,086,556)

Total decrease	(4,186,443)	(8,965,441)
Net Assets
Beginning of period	48,893,573	57,859,014

End of period (including undistributed net investment income of $17,517 and $518,371, respectively)	$44,707,130	$48,893,573

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	91

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

February 29, 2016 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: AB Growth Fund, AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy, AB Conservative Wealth Strategy, AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategies.

92	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors

AB TAX-MANAGED WEALTH STRATEGIES •	93

Notes to Financial Statements

considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategies may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

94	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of February 29, 2016:

AB Tax-Managed Wealth Appreciation Strategy
Investments in Securities:	Level 1	Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$73,698,971	$21,208,135		$	– 0	–	$94,907,106
Financials	43,001,387	40,894,490			– 0	–	83,895,877
Consumer Discretionary	55,711,443	21,216,606			– 0	–	76,928,049
Health Care	48,611,725	16,338,652			– 0	–	64,950,377
Industrials	21,678,663	24,112,280			– 0	–	45,790,943
Consumer Staples	21,979,418	12,342,380			– 0	–	34,321,798
Energy	14,459,823	6,568,528			– 0	–	21,028,351
Utilities	11,446,830	4,024,146			– 0	–	15,470,976
Materials	6,709,042	8,140,471			– 0	–	14,849,513
Telecommunication Services	3,360,286	7,981,230			– 0	–	11,341,516
Investment Companies	180,292,171	– 0	–		– 0	–	180,292,171
Short-Term Investments	9,306,540	– 0	–		– 0	–	9,306,540

Total Investments in Securities	490,256,299	162,826,918			– 0	–	653,083,217

AB TAX-MANAGED WEALTH STRATEGIES •	95

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	$	– 0	–	$902,889		$	– 0	–	$902,889
Liabilities:
Futures		– 0	–	(32,752)			– 0	–	(32,752	)#
Forward Currency Exchange Contracts		– 0	–	(605,405)			– 0	–	(605,405)

Total^		$490,256,299		$163,091,650		$	– 0	–	$653,347,949

AB Tax-Managed Balanced Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Municipal Obligations	$	– 0	–	$74,401,228			$733,484		$75,134,712
Common Stock:
Information Technology		6,064,006		1,731,890			– 0	–	7,795,896
Financials		3,622,417		3,277,955			– 0	–	6,900,372
Consumer Discretionary		4,586,467		1,679,653			– 0	–	6,266,120
Health Care		3,940,725		1,311,128			– 0	–	5,251,853
Industrials		1,728,321		1,970,110			– 0	–	3,698,431
Consumer Staples		1,801,852		956,710			– 0	–	2,758,562
Energy		1,145,226		544,874			– 0	–	1,690,100
Utilities		998,900		317,287			– 0	–	1,316,187
Materials		542,028		619,642			– 0	–	1,161,670
Telecommunication Services		271,329		639,109			– 0	–	910,438
Investment Companies		26,861,894		– 0	–		– 0	–	26,861,894
Short-Term Investments		721,587		– 0	–		– 0	–	721,587

Total Investments in Securities		52,284,752		87,449,586			733,484		140,467,822
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts		– 0	–	79,023			– 0	–	79,023
Inflation (CPI) Swaps		– 0	–	10,369			– 0	–	10,369

96	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Liabilities:
Futures	$	– 0	–	$(2,068)		$	– 0	–	$(2,068	)#
Forward Currency Exchange Contracts		– 0	–	(52,718)			– 0	–	(52,718)
Inflation (CPI) Swaps		– 0	–	(1,022,356)			– 0	–	(1,022,356)
Interest Rate Swaps		– 0	–	(37,516)			– 0	–	(37,516)

Total^		$52,284,752		$86,424,320			$733,484		$139,442,556

AB Tax-Managed Conservative Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Municipal Obligations	$	– 0	–	$30,127,396		$	– 0	–	$30,127,396
Common Stocks:
Information Technology		1,264,717		366,654			– 0	–	1,631,371
Financials		747,420		693,338			– 0	–	1,440,758
Consumer Discretionary		949,882		365,220			– 0	–	1,315,102
Health Care		814,996		282,447			– 0	–	1,097,443
Industrials		378,291		448,199			– 0	–	826,490
Consumer Staples		369,316		209,880			– 0	–	579,196
Energy		234,074		123,088			– 0	–	357,162
Utilities		203,270		67,566			– 0	–	270,836
Materials		119,101		139,349			– 0	–	258,450
Telecommunication Services		57,931		136,821			– 0	–	194,752
Investment Companies		6,259,027		– 0	–		– 0	–	6,259,027
Short-Term Investments		381,411		– 0	–		– 0	–	381,411

Total Investments in Securities		11,779,436		32,959,958			– 0	–	44,739,394
Other Financial Instruments*:
Assets:
Futures		– 0	–	781			– 0	–	781	#
Forward Currency Exchange Contracts		– 0	–	16,914			– 0	–	16,914
Centrally Cleared Credit Default Swaps		– 0	–	154			– 0	–	154	#
Centrally Cleared Interest Rate Swaps		– 0	–	276			– 0	–	276	#
Inflation (CPI) Swaps		– 0	–	3,703			– 0	–	3,703

AB TAX-MANAGED WEALTH STRATEGIES •	97

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2	Level 3			Total
Liabilities:
Forward Currency Exchange Contracts	$	– 0	–	$(11,513)	$	– 0	–	$(11,513)
Inflation (CPI) Swaps		– 0	–	(306,294)		– 0	–	(306,294)
Interest Rate Swaps		– 0	–	(562)		– 0	–	(562)

Total^		$11,779,436		$32,663,417	$	– 0	–	$44,442,853

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Strategies recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB Tax-Managed Balanced Wealth Strategy	Municipal Obligations		Total
Balance as of 8/31/15	$1,130,576		$1,130,576
Accrued discounts/(premiums)	390		390
Realized gain (loss)	(147,810)		(147,810)
Change in unrealized appreciation/depreciation	161,728		161,728
Purchases	– 0	–	– 0	–
Sales	(411,400)		(411,400)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 2/29/16	$733,484		$733,484

Net change in unrealized appreciation/depreciation from investments held as of 2/29/16*	$(7,376)		$(7,376)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategies. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In

98	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

AB TAX-MANAGED WEALTH STRATEGIES •	99

Notes to Financial Statements

4. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategies are informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

100	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
AB Tax-Managed Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses, inclusive of implied acquired fund fees and expenses relating to AB Multi-Manager Alternative Strategies Fund (“MMAS”), AB Pooling Portfolio—Volatility Management Portfolio (“PPVM”) and AB Pooling Portfolio—Multi-Asset Real Return Portfolio (“PPMRR”) on an annual basis as follows:

	Prior to December 31, 2015
AB Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Conservative Wealth	1.20%	1.90%	1.90%	.90%

	Effective December 31, 2015
AB Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Conservative Wealth	1.15%	1.90%	1.90%	.90%

For the six months ended February 29, 2016, such waiver/reimbursement amounted to $159,662 for the AB Tax-Managed Conservative Wealth Strategy. This agreement will remain in effect until December 31, 2016 and then may be extended by the Adviser for additional one-year terms. In addition, the Adviser has agreed to waive/reimburse additional fees and expenses, as discussed on the following page.

Effective January 1, 2015, AB Wealth Appreciation Strategy may reimburse the Adviser for certain legal and accounting services provided to Strategy by the Adviser. For the six months ended February 29, 2016, the reimbursement for such services amounted to $19,866.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $54,168, $30,356 and $10,679 for the AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed

AB TAX-MANAGED WEALTH STRATEGIES •	101

Notes to Financial Statements

Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy, respectively, for the six months ended February 29, 2016.

The Strategies may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the six months ended February 29, 2016 is as follows:

AB Tax- Managed Strategy	Market Value August 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 29, 2016 (000)	Dividend Income (000)
Wealth Appreciation	$12,755	$66,716	$70,164	$9,307	$10
Balanced Wealth	2,220	14,700	16,198	722	1
Conservative Wealth	732	7,990	8,341	381	1

The Strategies may invest in MMAS, PPVM and PPMRR, open-end management investment companies managed by the Adviser. In connection with AB Tax-Managed Wealth Appreciation Strategy’s and AB Tax Managed Balanced Wealth Strategy’s investments in MMAS, the Adviser has contractually agreed to (i) waive the portion of its advisory fee attributable to its services after paying sub-advisory fees to sub-advisors and (ii) waive an additional portion of the advisory fee in an amount equal to, or reimburse the Strategy for, the total other expenses of MMAS (excluding interest and short sales expenses), in each case as paid by a Strategy as an acquired fund fee and expense. The fee waiver will remain in effect until December 31, 2016. For the six months ended February 29, 2016, the advisory fees paid were reduced by $273,689 and $41,382 for the AB Tax-Managed Wealth Appreciation Strategy and AB Tax-Managed Balanced Wealth Strategy, respectively.

A summary of the Strategies’ transactions in such holdings for the six months ended February 29, 2016 is as follows:

AB Multi-Manager Alternative Strategies Fund
								Distributions
AB Tax-Managed Strategy	Market Value 08/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./(Depr.) (000)	Market Value 02/29/16 (000)	Income (000)	Realized Gains (000)
Wealth Appreciation	$57,377	$6,497	$9,099	$(152)		$(2,214)	$52,409	$414	$	– 0	–
Balanced Wealth	8,495	420	501	(10)		(342)	8,062	60		– 0	–
Conservative Wealth	1,977	16	131	– 0	–*	(76)	1,786	14		– 0	–

102	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

AB Pooling Portfolio—Volatility Management Portfolio
							Distributions
AB Tax-Managed Strategy	Market Value 08/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 02/29/16 (000)	Income (000)	Realized Gains (000)
Wealth Appreciation	$103,722	$9,131	$2,457	$(87)	$(12,228)	$98,081	$3,263	$2,491
Balanced Wealth	14,916	2,425	793	29	(1,766)	14,811	582	225
Conservative Wealth	4,243	568	300	8	(480)	4,039	127	97

AB Pooling Portfolio—Multi-Asset Real Return Portfolio
								Distributions
AB Tax-Managed Strategy	Market Value 08/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./(Depr.) (000)	Market Value 02/29/16 (000)	Income (000)	Realized Gains (000)
Wealth Appreciation	$31,987	$5,079	$2,454	$(532)		$(4,278)	$29,802	$1,025	$	– 0	–
Balanced Wealth	4,187	519	78	(41)		(598)	3,989	133		– 0	–
Conservative Wealth	464	51	10	– 0	–*	(70)	435	15		– 0	–

*	Amount is less than $500.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 29, 2016 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
AB Tax-Managed Strategies	Class A	Class A			Class B			Class C
Wealth Appreciation	$1,211	$	– 0	–	$	– 0	–	$293
Balanced Wealth	543		40			145		541
Conservative Wealth	231		24			65		– 0	–

Brokerage commissions paid on investment transactions for the six months ended February 29, 2016 amounted to $207,720, $15,417 and $3,429 for the AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy, respectively, of which $13 and $0; $1 and $0; and $0 and $0 were paid, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan”

AB TAX-MANAGED WEALTH STRATEGIES •	103

Notes to Financial Statements

and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Strategies’ average daily net assets attributable to Class A shares and 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Effective August 1, 2014, payments under the Class A Plan for AB Tax-Managed Wealth Appreciation Strategy and AB Tax-Managed Balanced Wealth Strategy are limited to an annual rate of .25% of Class A shares’ average daily net assets. Prior to August 1, 2014, payments under Class A Plan for AB Tax-Managed Wealth Appreciation Strategy and AB Tax-Managed Balanced Wealth Strategy were limited to an annual rate of .30% of Class A shares’ average daily net assets. Effective December 31, 2015, payments under the Class A Plan for Tax-Managed Conservative Wealth Strategy are limited to an annual rate of .25% of Class A shares’ average daily net assets. Prior to December 31, 2015, payments under the Class A Plan for AB Tax-Managed Conservative Wealth Strategy were limited to .30% of Class A shares’ average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 29, 2016, were as follows:

AB Tax-Managed Strategy	Purchases	Sales
Wealth Appreciation	$178,248,528	$172,090,176
Balanced Wealth	19,509,404	22,843,803
Conservative Wealth	7,479,970	10,426,046

There were no investment transactions in U.S. government securities during the six months ended February 29, 2016.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized

104	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation (Depreciation)
AB Tax-Managed Strategies	Appreciation	(Depreciation)
Wealth Appreciation	$63,648,690	$(59,458,855)	$4,189,835
Balanced Wealth	9,944,895	(6,574,315)	3,370,580
Conservative Wealth	2,423,565	(1,111,413)	1,312,152

1. Derivative Financial Instruments

The Strategies may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures

The Strategies may buy or sell futures for investment purposes or for the purpose of hedging their portfolios against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategies may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

AB TAX-MANAGED WEALTH STRATEGIES •	105

Notes to Financial Statements

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 29, 2016, the Strategies held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended February 29, 2016, the Strategies held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Strategy may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

106	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Strategy enters into a centrally cleared swap, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared

AB TAX-MANAGED WEALTH STRATEGIES •	107

Notes to Financial Statements

swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 29, 2016, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Strategy held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended February 29, 2016, the AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Strategy held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Strategy may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk

108	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

exposure to defaults by corporate and sovereign issuers held by the Strategy, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Strategy may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Strategy receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Strategy is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Strategy will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Strategy for the same reference obligation with the same counterparty. As of February 29, 2016, the Strategy did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Strategy had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Strategy is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Strategy is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Strategy coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Strategy.

During the six months ended February 29, 2016, the AB Tax-Managed Conservative Strategy held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the

AB TAX-MANAGED WEALTH STRATEGIES •	109

Notes to Financial Statements

agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Strategy typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’ net liability, held by the defaulting party, may be delayed or denied.

The Strategy Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

110	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

At February 29, 2016, the Strategy had entered into the following derivatives:

AB Tax-Managed Wealth Appreciation Strategy
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$32,752	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$902,889	Unrealized depreciation on forward currency exchange contracts	605,405

Total		$902,889		$638,157

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(59,251)	$(1,126)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	354,772	145,962

Total		$295,521	$144,836

AB TAX-MANAGED WEALTH STRATEGIES •	111

Notes to Financial Statements

AB Tax-Managed Balanced Wealth Strategy
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$2,068	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$79,023	Unrealized depreciation on forward currency exchange contracts	52,718

Interest rate contracts			Unrealized depreciation on interest rate swaps	37,516

Interest rate contracts	Unrealized appreciation on inflation swaps	10,369	Unrealized depreciation on inflation swaps	1,022,356

Total		$89,392		$1,114,658

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,396)	$22

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	33,336	23,673

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,729)	(224,570)

Total		$27,211	$(200,875)

112	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

AB Tax-Managed Conservative Wealth Strategy
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$276	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	154	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	781	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	16,914		Unrealized depreciation on forward currency exchange contracts	$11,513

Interest rate contracts				Unrealized depreciation on interest rate swaps	562

Interest rate contracts	Unrealized appreciation on inflation swaps	3,703		Unrealized depreciation on inflation swaps	306,294

Total		$21,828			$318,369

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$	– 0	–	$781

AB TAX-MANAGED WEALTH STRATEGIES •	113

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$4,235		$4,751

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–	(42,122)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(95)		154

Total		$4,140		$(36,436)

The following tables represent the average monthly volume of the Strategy’ derivative transactions during the six months ended February 29, 2016:

AB Tax-Managed Wealth Appreciation Strategy
Futures:
Average original value of buy contracts	$391,261
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$38,615,323
Average principal amount of sale contracts	$51,171,660

AB Tax-Managed Balanced Wealth Strategy
Futures:
Average original value of buy contracts	$35,499	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,979,506
Average principal amount of sale contracts	$3,993,278
Interest Rate Swaps:
Average notional amount	$1,622,000
Inflation Swaps:
Average notional amount	$10,877,143

(a) Positions were open for less than one month during the period.

114	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

AB Tax-Managed Conservative Wealth Strategy
Futures:
Average original value of buy contracts	$63,542	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$683,495
Average principal amount of sale contracts	$893,845
Interest Rate Swaps:
Average notional amount	$630,000	(a)
Inflation Swaps:
Average notional amount	$3,855,714
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,210,000	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$50,000

(a) Positions were open for less than one month during the period.

For financial reporting purposes, the Strategy do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Strategy’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Strategy as of February 29, 2016:

AB Tax-Managed Wealth Appreciation Strategy

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
BNP Paribas SA	$25,716	$(23,443)		$	– 0	–	$	– 0	–	$2,273
Citibank	447,691	(8,081)			– 0	–		– 0	–	439,610
Credit Suisse International	3,857	(3,857)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	68,415	(68,415)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank,	6,727	– 0	–		– 0	–		– 0	–	6,727
Morgan Stanley & Co., Inc.	32,890	(696)			– 0	–		– 0	–	32,194
Royal Bank of Scotland PLC	98,310	(45,840)			– 0	–		– 0	–	52,470
Societe Generale	51,518	– 0	–		– 0	–		– 0	–	51,518
Standard Chartered Bank	143,067	(15,669)			– 0	–		– 0	–	127,398
State Street Bank & Trust Co.	24,698	(24,698)			– 0	–		– 0	–	– 0	–

Total	$902,889	$(190,699)		$	– 0	–	$	– 0	–	$712,190	^

AB TAX-MANAGED WEALTH STRATEGIES •	115

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$2,526	$	– 0	–	$	– 0	–	$	– 0	–		$2,526

Total	$2,526	$	– 0	–	$	– 0	–	$	– 0	–		$2,526

OTC Derivatives:
BNP Paribas SA	$23,443		$(23,443)		$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	20,015		– 0	–		– 0	–		– 0	–		20,015
Barclays Bank PLC	7,620		– 0	–		– 0	–		– 0	–		7,620
Citibank	8,081		(8,081)			– 0	–		– 0	–		– 0	–
Credit Suisse International	164,195		(3,857)			– 0	–		– 0	–		160,338
Deutsche Bank AG	52,070		– 0	–		– 0	–		– 0	–		52,070
HSBC Bank USA	128,156		(68,415)			– 0	–		– 0	–		59,741
Morgan Stanley & Co., Inc.	696		(696)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	45,840		(45,840)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	15,669		(15,669)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	41,188		(24,698)			– 0	–		– 0	–		16,490
UBS AG	98,432		– 0	–		– 0	–		– 0	–		98,432

Total	$605,405		$(190,699)		$	– 0	–	$	– 0	–		$414,706	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 29, 2016.

AB Tax-Managed Balanced Wealth Strategy

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$55	$	– 0	–	$	– 0	–	$	– 0	–	$55

Total	$55	$	– 0	–	$	– 0	–	$	– 0	–	$55

116	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
BNP Paribas SA	$2,101	$	– 0	–	$	– 0	–	$	– 0	–	$2,101
Citibank/Citibank, NA	14,913		(14,913)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	10,369		(2,122)			– 0	–		– 0	–	8,247
HSBC Bank USA	3,063		(2,022)			– 0	–		– 0	–	1,041
Morgan Stanley & Co., Inc./ Morgan Stanley Capital Services LLC	398		(398)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	12,761		– 0	–		– 0	–		– 0	–	12,761
State Street Bank & Trust Co.	45,787		(45,787)			– 0	–		– 0	–	– 0	–

Total	$89,392		$(65,242)		$	– 0	–	$	– 0	–	$24,150	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$183,930	$	– 0	–	$	– 0	–	$	– 0	–	$183,930
Barclays Bank PLC	506,672		– 0	–		– 0	–		– 0	–	506,672
Citibank/Citibank, NA	116,506		(14,913)			– 0	–		– 0	–	101,593
Deutsche Bank AG	2,122		(2,122)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	179,000		– 0	–		– 0	–		– 0	–	179,000
HSBC Bank USA	2,022		(2,022)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	36,766		– 0	–		– 0	–		– 0	–	36,766
Morgan Stanley & Co., Inc./ Morgan Stanley Capital Services LLC	37,838		– 0	–		– 0	–		– 0	–	37,838
State Street Bank & Trust Co.	47,734		(45,787)			– 0	–		– 0	–	1,947

Total	$1,112,590		$(64,844)		$	– 0	–	$	– 0	–	$1,047,746	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 29, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB TAX-MANAGED WEALTH STRATEGIES •	117

Notes to Financial Statements

AB Tax-Managed Conservative Wealth Strategies

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$83	$	– 0	–	$	– 0	–	$	– 0	–	$83
Morgan Stanley & Co., LLC**	372		– 0	–		– 0	–		– 0	–	372

Total	$455	$	– 0	–	$	– 0	–	$	– 0	–	$455

OTC Derivatives:
BNP Paribas SA	$592	$	– 0	–	$	– 0	–	$	– 0	–	$592
Deutsche Bank AG	3,703		(3,703)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	696		(459)			– 0	–		– 0	–	237
State Street Bank & Trust Co.	15,626		(10,298)			– 0	–		– 0	–	5,328

Total	$20,617		$(14,460)		$	– 0	–	$	– 0	–	$6,157	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$32,591	$	– 0	–	$	– 0	–	$	– 0	–	$32,591
Barclays Bank PLC	74,967		– 0	–		– 0	–		– 0	–	74,967
Citibank/ Citibank, NA	23,065		– 0	–		– 0	–		– 0	–	23,065
Deutsche Bank AG	6,107		(3,703)			– 0	–		– 0	–	2,404
HSBC Bank USA	459		(459)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	23,141		– 0	–		– 0	–		– 0	–	23,141
Morgan Stanley Capital Services LLC	147,741		– 0	–		– 0	–		– 0	–	147,741
State Street Bank & Trust Co.	10,298		(10,298)			– 0	–		– 0	–	– 0	–

Total	$318,369		$(14,460)		$	– 0	–	$	– 0	–	$303,909	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 29, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

118	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

2. Currency Transactions

The Strategy may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	AB Tax-Managed Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015

Class A
Shares sold	50,185	113,909	$756,878	$1,850,080

Shares issued in reinvestment of dividends and distributions	154,337	53,129	2,254,865	834,136

Shares converted from Class B	8,838	47,515	130,715	774,366

Shares redeemed	(168,580)	(350,717)	(2,510,251)	(5,669,990)

Net increase (decrease)	44,780	(136,164)	$632,207	$(2,211,408)

Class B
Shares sold	955	5,624	$13,850	$88,809

Shares issued in reinvestment of dividends and distributions	2,958	1,367	42,919	21,284

Shares converted to Class A	(8,939)	(48,128)	(130,715)	(774,366)

Shares redeemed	(2,207)	(17,941)	(34,631)	(288,170)

Net decrease	(7,233)	(59,078)	$(108,577)	$(952,443)

AB TAX-MANAGED WEALTH STRATEGIES •	119

Notes to Financial Statements

	AB Tax-Managed Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015

Class C
Shares sold	16,105	71,346	$237,995	$1,146,118

Shares issued in reinvestment of dividends and distributions	54,517	14,793	786,682	229,587

Shares redeemed	(87,764)	(129,709)	(1,303,273)	(2,087,752)

Net decrease	(17,142)	(43,570)	$(278,596)	$(712,047)

Advisor Class
Shares sold	3,499,668	5,770,342	$51,246,422	$93,100,649

Shares issued in reinvestment of dividends and distributions	3,136,331	1,061,233	45,915,883	16,703,802

Shares redeemed	(3,676,563)	(6,415,000)	(53,713,977)	(104,416,015)

Net increase	2,959,436	416,575	$43,448,328	$5,388,436

	AB Tax-Managed Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015

Class A
Shares sold	100,884	154,901	$1,301,736	$2,132,050

Shares issued in reinvestment of dividends and distributions	268,617	224,112	3,446,354	3,016,559

Shares converted from Class B	36,073	127,675	470,635	1,761,304

Shares redeemed	(412,916)	(1,286,792)	(5,360,193)	(17,636,929)

Net decrease	(7,342)	(780,104)	$(141,468)	$(10,727,016)

Class B
Shares sold	2,308	8,243	$30,188	$113,166

Shares issued in reinvestment of dividends and distributions	5,305	8,645	68,811	116,703

Shares converted to Class A	(36,000)	(127,588)	(470,635)	(1,761,304)

Shares redeemed	(5,234)	(41,872)	(67,536)	(578,283)

Net decrease	(33,621)	(152,572)	$(439,172)	$(2,109,718)

120	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	AB Tax-Managed Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015

Class C
Shares sold	82,210	74,071	$1,075,995	$1,020,848

Shares issued in reinvestment of dividends and distributions	74,375	64,213	959,442	867,516

Shares redeemed	(158,258)	(291,777)	(2,055,726)	(4,004,092)

Net decrease	(1,673)	(153,493)	$(20,289)	$(2,115,728)

Advisor Class
Shares sold	342,347	786,404	$4,435,906	$10,834,341

Shares issued in reinvestment of dividends and distributions	130,158	99,088	1,672,520	1,335,704

Shares redeemed	(453,379)	(664,168)	(5,980,474)	(9,160,202)

Net increase	19,126	221,324	$127,952	$3,009,843

	AB Tax-Managed Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015

Class A
Shares sold	48,723	50,903	$543,755	$585,698

Shares issued in reinvestment of dividends and distributions	106,934	94,775	1,159,162	1,074,748

Shares converted from Class B	8,932	30,805	99,223	357,996

Shares redeemed	(209,194)	(523,063)	(2,322,313)	(6,043,966)

Net decrease	(44,605)	(346,580)	$(520,173)	$(4,025,524)

Class B
Shares sold	685	2,315	$7,799	$27,405

Shares issued in reinvestment of dividends and distributions	1,780	2,781	20,030	32,485

Shares converted to Class A	(8,674)	(29,993)	(99,223)	(357,996)

Shares redeemed	(9,020)	(13,387)	(103,653)	(159,382)

Net decrease	(15,229)	(38,284)	$(175,047)	$(457,488)

AB TAX-MANAGED WEALTH STRATEGIES •	121

Notes to Financial Statements

	AB Tax-Managed Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015

Class C
Shares sold	36,089	43,269	$404,068	$513,709

Shares issued in reinvestment of dividends and distributions	34,977	34,366	391,390	401,396

Shares redeemed	(67,536)	(226,097)	(767,650)	(2,679,903)

Net increase (decrease)	3,530	(148,462)	$27,808	$(1,764,798)

Advisor Class
Shares sold	66,197	134,128	$723,948	$1,548,401

Shares issued in reinvestment of dividends and distributions	12,940	12,904	140,659	146,712

Shares redeemed	(169,070)	(131,711)	(1,903,612)	(1,533,859)

Net increase (decrease)	(89,933)	15,321	$(1,039,005)	$161,254

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategy’ investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.

122	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification Strategy, may have a more significant effect on the Strategy’ net asset value, or NAV, when one of these investments is performing more poorly than another.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invest more of its assets in a particular state’s municipal securities, the Strategy’ may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Indemnification Risk—In the ordinary course of business, the Strategy enter into contracts that contain a variety of indemnifications. The Strategy’ maximum exposure under these arrangements is unknown. However, the Strategy have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategy have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees

AB TAX-MANAGED WEALTH STRATEGIES •	123

Notes to Financial Statements

related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the six months ended February 29, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2015 and August 31, 2014 were as follows:

AB Tax-Managed Wealth Appreciation Strategy	2015	2014
Distributions paid from:
Ordinary income	$13,204,160	$15,777,828
Long-term capital gains	6,243,209	– 0	–

Total taxable distributions	19,447,369	15,777,828

Total distributions paid	$19,447,369	$15,777,828

AB Tax-Managed Balanced Wealth Strategy	2015	2014
Distributions paid from:
Ordinary income	$655,723	$1,703,104
Long-term capital gains	5,312,124	– 0	–

Total taxable distributions	5,967,847	1,703,104
Tax exempt distributions	4,843	1,224,406

Total distributions paid	$5,972,690	$2,927,510

AB Tax-Managed Conservative Wealth Strategy	2015	2014
Distributions paid from:
Ordinary income	$384,875	$428,506
Long-term capital gains	1,580,013	1,610,362

Total taxable distributions	1,964,888	2,038,868
Tax exempt distributions	5,598	314,603

Total distributions paid	$1,970,486	$2,353,471

As of August 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

AB Tax-Managed Strategy	Undistributed Ordinary Income(a)	Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
Wealth Appreciation	$2,901,318	$42,646,437	$48,528,795	$94,076,550
Balanced Wealth	2,158,464	5,491,813	5,738,428	13,388,705
Conservative Wealth	522,257	1,286,687	1,966,425	3,775,369

124	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

(a)	Includes tax exempt income as shown below:

Wealth Appreciation	$	– 0	–
Balanced Wealth		970,322
Conservative Wealth		236,119

(b)	During the fiscal year ended August 31, 2015, Tax-Managed Wealth Appreciation Strategy utilized $2,219,328 of capital loss carryforwards to offset current year net realized gains.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)

For Tax-Managed Balanced Wealth Strategy, the difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2015, none of the Strategy had any capital loss carryforwards.

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient.

The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’ financial statements through this date.

AB TAX-MANAGED WEALTH STRATEGIES •	125

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Wealth Appreciation Strategy
Class A
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 15.41	$ 16.51	$ 13.86	$ 11.85	$ 11.36	$ 10.18

Income From Investment Operations
Net investment income(a)	.11	(b)	.20	(b)	.32	(b)	.10	.11	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.87)	(.91)	2.65	1.98	.53	1.20

Net increase (decrease) in net asset value from operations	(.76)	(.71)	2.97	2.08	.64	1.30

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.25)	(.32)	(.07)	(.15)	(.12)
Distributions from net realized gain on investment transactions	(.94)	(.14)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.10)	(.39)	(.32)	(.07)	(.15)	(.12)

Net asset value, end of period	$ 13.55	$ 15.41	$ 16.51	$ 13.86	$ 11.85	$ 11.36

Total Return
Total investment return based on net asset value(c)	(5.44	)%*	(4.34	)%*	21.66%	17.65	%*	5.76	%*	12.74	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,206	$34,813	$39,534	$32,587	$33,959	$39,441
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.93	%(d)^	.93	%(d)	1.04	%(d)	1.07%	1.08%	1.05	%+
Expenses, before waivers/ reimbursements	1.01	%(d)^	1.00	%(d)	1.04	%(d)	1.07%	1.08%	1.05	%+
Net investment income	1.55	%(b)^	1.24	%(b)	2.05	%(b)	.80%	.93%	.82	%+
Portfolio turnover rate	25%	49%	61%	46%	93%	73%

See footnote summary on page 138.

126	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Wealth Appreciation Strategy
Class B
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 15.19	$ 16.24	$ 13.61	$ 11.66	$ 11.14	$ 9.99

Income From Investment Operations
Net investment income(a)	.05	(b)	.08	(b)	.22	(b)	.01	.02	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.86)	(.90)	2.59	1.94	.54	1.17

Net increase (decrease) in net asset value from operations	(.81)	(.82)	2.81	1.95	.56	1.18

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.09)	(.18)	– 0	–	(.04)	(.03)
Distributions from net realized gain on investment transactions	(.94)	(.14)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.94)	(.23)	(.18)	– 0	–	(.04)	(.03)

Net asset value, end of period	$ 13.44	$ 15.19	$ 16.24	$ 13.61	$ 11.66	$ 11.14

Total Return
Total investment return based on net asset value(c)	(5.81	)%*	(5.09	)%*	20.79%	16.72	%*	5.08	%*	11.83	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$629	$821	$1,837	$2,709	$4,043	$7,297
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.72	%(d)^	1.69	%(d)	1.76	%(d)	1.80%	1.82%	1.81	%+
Expenses, before waivers/reimbursements	1.80	%(d)^	1.77	%(d)	1.76	%(d)	1.80%	1.82%	1.81	%+
Net investment income	.74	%(b)^	.51	%(b)	1.43	%(b)	.08%	.19%	.07	%+
Portfolio turnover rate	25%	49%	61%	46%	93%	73%

See footnote summary on page 138.

AB TAX-MANAGED WEALTH STRATEGIES •	127

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Wealth Appreciation Strategy
Class C
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 15.15	$ 16.23	$ 13.62	$ 11.67	$ 11.16	$ 10.00

Income From Investment Operations
Net investment income(a)	.06	(b)	.07	(b)	.21	(b)	.01	.03	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.87)	(.87)	2.60	1.94	.53	1.18

Net increase (decrease) in net asset value from operations	(.81)	(.80)	2.81	1.95	.56	1.19

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.14)	(.20)	– 0	–	(.05)	(.03)
Distributions from net realized gain on investment transactions	(.94)	(.14)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.98)	(.28)	(.20)	– 0	–	(.05)	(.03)

Net asset value, end of period	$ 13.36	$ 15.15	$ 16.23	$ 13.62	$ 11.67	$ 11.16

Total Return
Total investment return based on net asset value(c)	(5.85	)%*	(4.99	)%*	20.83%	16.71	%*	5.09	%*	11.92	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,973	$16,102	$17,964	$16,589	$18,337	$22,611
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.68	%(d)^	1.68	%(d)	1.75	%(d)	1.78%	1.79%	1.78	%+
Expenses, before waivers/ reimbursements	1.76	%(d)^	1.76	%(d)	1.75	%(d)	1.78%	1.79%	1.78	%+
Net investment income	.82	%(b)^	.47	%(b)	1.35	%(b)	.10%	.22%	.10	%+
Portfolio turnover rate	25%	49%	61%	46%	93%	73%

See footnote summary on page 138.

128	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Wealth Appreciation Strategy
Advisor Class
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 15.47	$ 16.58	$ 13.91	$ 11.90	$ 11.42	$ 10.23

Income From Investment Operations
Net investment income(a)	.13	(b)	.24	(b)	.37	(b)	.14	.14	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.86)	(.91)	2.66	1.98	.53	1.21

Net increase (decrease) in net asset value from operations	(.73)	(.67)	3.03	2.12	.67	1.35

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.30)	(.36)	(.11)	(.19)	(.16)
Distributions from net realized gain on investment transactions	(.94)	(.14)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.15)	(.44)	(.36)	(.11)	(.19)	(.16)

Net asset value, end of period	$ 13.59	$ 15.47	$ 16.58	$ 13.91	$ 11.90	$ 11.42

Total Return
Total investment return based on net asset value(c)	(5.30	)%*	(4.10	)%*	22.08%	17.95	%*	6.04	%*	13.13	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$609,203	$648,133	$687,496	$585,431	$552,610	$511,697
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.68	%(d)^	.68	%(d)	.74	%(d)	.77%	.78%	.77	%+
Expenses, before waivers/ reimbursements	.76	%(d)^	.76	%(d)	.74	%(d)	.77%	.78%	.77	%+
Net investment income	1.81	%(b)^	1.46	%(b)	2.36	%(b)	1.09%	1.23%	1.13	%+
Portfolio turnover rate	25%	49%	61%	46%	93%	73%

See	footnote summary on page 138.

AB TAX-MANAGED WEALTH STRATEGIES •	129

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Balanced Wealth Strategy
Class A
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.32	$ 14.13	$ 12.87	$ 12.28	$ 11.88	$ 11.29

Income From Investment Operations
Net investment income(a)	.11	(b)	.19	(b)	.28	(b)	.17	.18	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.28)	(.49)	1.24	.57	.44	.63

Net increase (decrease) in net asset value from operations	(.17)	(.30)	1.52	.74	.62	.84

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.06)	(.26)	(.15)	(.22)	(.25)
Distributions from net realized gain on investment transactions	(.45)	(.45)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.66)	(.51)	(.26)	(.15)	(.22)	(.25)

Net asset value, end of period	$ 12.49	$ 13.32	$ 14.13	$ 12.87	$ 12.28	$ 11.88

Total Return
Total investment return based on net asset value(c)*	(1.42)%	(2.19)%	11.89%	6.08%	5.26%	7.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,267	$79,242	$95,133	$89,453	$97,866	$115,446
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.14	%(d)^	1.13	%(d)	1.19	%(d)	1.24%	1.19%	1.17	%+
Expenses, before waivers/ reimbursements	1.20	%(d)^	1.18	%(d)	1.20	%(d)	1.24%	1.19%	1.17	%+
Net investment income	1.67	%(b)^	1.39	%(b)	2.03	%(b)	1.32%	1.53%	1.71	%+
Portfolio turnover rate	14%	29%	58%	32%	55%	41%

See	footnote summary on page 138.

130	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Balanced Wealth Strategy
Class B
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.29	$ 14.15	$ 12.90	$ 12.29	$ 11.88	$ 11.30

Income From Investment Operations
Net investment income(a)	.06	(b)	.09	(b)	.19	(b)	.08	.10	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.28)	(.50)	1.24	.58	.43	.62

Net increase (decrease) in net asset value from operations	(.22)	(.41)	1.43	.66	.53	.74

Less: Dividends and Distributions
Dividends from net investment income	(.02)	– 0	–	(.18)	(.05)	(.12)	(.16)
Distributions from net realized gain on investment transactions	(.45)	(.45)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.47)	(.45)	(.18)	(.05)	(.12)	(.16)

Net asset value, end of period	$ 12.60	$ 13.29	$ 14.15	$ 12.90	$ 12.29	$ 11.88

Total Return
Total investment return based on net asset value(c)*	(1.76)%	(2.98)%	11.14%	5.39%	4.49%	6.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,778	$2,322	$4,631	$7,066	$11,386	$19,606
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.92	%(d)^	1.88	%(d)	1.91	%(d)	1.96%	1.91%	1.89	%+
Expenses, before waivers/ reimbursements	1.98	%(d)^	1.94	%(d)	1.91	%(d)	1.96%	1.91%	1.89	%+
Net investment income	.88	%(b)^	.68	%(b)	1.41	%(b)	.62%	.82%	.98	%+
Portfolio turnover rate	14%	29%	58%	32%	55%	41%

See	footnote summary on page 138.

AB TAX-MANAGED WEALTH STRATEGIES •	131

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Balanced Wealth Strategy
Class C
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.30	$ 14.17	$ 12.92	$ 12.32	$ 11.92	$ 11.33

Income From Investment Operations
Net investment income(a)	.06	(b)	.09	(b)	.18	(b)	.08	.10	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.27)	(.50)	1.25	.58	.43	.63

Net increase (decrease) in net asset value from operations	(.21)	(.41)	1.43	.66	.53	.75

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.01)	(.18)	(.06)	(.13)	(.16)
Distributions from net realized gain on investment transactions	(.45)	(.45)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.55)	(.46)	(.18)	(.06)	(.13)	(.16)

Net asset value, end of period	$ 12.54	$ 13.30	$ 14.17	$ 12.92	$ 12.32	$ 11.92

Total Return
Total investment return based on net asset value(c)*	(1.70)%	(2.96)%	11.17%	5.36%	4.48%	6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,599	$27,177	$31,135	$30,434	$35,615	$43,257
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.89	%(d)^	1.88	%(d)	1.90	%(d)	1.95%	1.90%	1.87	%+
Expenses, before waivers/ reimbursements	1.95	%(d)^	1.94	%(d)	1.90	%(d)	1.95%	1.90%	1.87	%+
Net investment income	.91	%(b)^	.63	%(b)	1.33	%(b)	.62%	.83%	1.00	%+
Portfolio turnover rate	14%	29%	58%	32%	55%	41%

See footnote summary on page 138.

132	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Balanced Wealth Strategy
Advisor Class
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.36	$ 14.16	$ 12.88	$ 12.29	$ 11.89	$ 11.31

Income From Investment Operations
Net investment income(a)	.12	(b)	.22	(b)	.31	(b)	.21	.22	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.26)	(.49)	1.26	.57	.44	.61

Net increase (decrease) in net asset value from operations	(.14)	(.27)	1.57	.78	.66	.86

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.08)	(.29)	(.19)	(.26)	(.28)
Distributions from net realized gain on investment transactions	(.45)	(.45)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.70)	(.53)	(.29)	(.19)	(.26)	(.28)

Net asset value, end of period	$ 12.52	$ 13.36	$ 14.16	$ 12.88	$ 12.29	$ 11.89

Total Return
Total investment return based on net asset value(c)*	(1.20)%	(1.96)%	12.29%	6.37%	5.58%	7.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,579	$40,917	$40,249	$27,789	$22,824	$17,257
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.89	%(d)^	.88	%(d)	.89	%(d)	.94%	.90%	.87	%+
Expenses, before waivers/ reimbursements	.95	%(d)^	.94	%(d)	.90	%(d)	.94%	.90%	.87	%+
Net investment income	1.91	%(b)^	1.61	%(b)	2.24	%(b)	1.60%	1.83%	2.02	%+
Portfolio turnover rate	14%	29%	58%	32%	55%	41%

See footnote summary on page 138.

AB TAX-MANAGED WEALTH STRATEGIES •	133

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Conservative Wealth Strategy
Class A
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.27	$ 11.90	$ 11.47	$ 11.19	$ 10.94	$ 10.59

Income From Investment Operations
Net investment income(a)(b)	.08	.13	.17	.10	.13	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	(.33)	.72	.27	.27	.39

Net increase (decrease) in net asset value from operations	(.09)	(.20)	.89	.37	.40	.55

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.04)	(.16)	(.09)	(.15)	(.20)
Distributions from net realized gain on investment transactions	(.32)	(.39)	(.30)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.53)	(.43)	(.46)	(.09)	(.15)	(.20)

Net asset value, end of period	$ 10.65	$ 11.27	$ 11.90	$ 11.47	$ 11.19	$ 10.94

Total Return
Total investment return based on net asset value(c)	(.87	)%*	(1.63	)%*	7.89%	3.30	%*	3.72	%*	5.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,604	$30,770	$36,605	$40,879	$45,221	$54,035
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.10	%(d)^	1.12	%(d)	1.19	%(d)	1.20%	1.20%	1.20	%+
Expenses, before waivers/ reimbursements	1.80	%(d)^	1.72	%(d)	1.60	%(d)	1.56%	1.47%	1.35	%+
Net investment income(b)	1.38	%^	1.14%	1.44%	.85%	1.18%	1.49	%+
Portfolio turnover rate	16%	24%	31%	29%	51%	37%

See footnote summary on page 138.

134	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Conservative Wealth Strategy
Class B
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.55	$ 12.22	$ 11.78	$ 11.50	$ 11.23	$ 10.86

Income From Investment Operations
Net investment income(a)(b)	.04	.06	.10	.02	.06	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	(.34)	.73	.28	.27	.40

Net increase (decrease) in net asset value from operations	(.13)	(.28)	.83	.30	.33	.49

Less: Dividends and Distributions
Dividends from net investment income	(.06)	– 0	–	(.09)	(.02)	(.06)	(.12)
Distributions from net realized gain on investment transactions	(.32)	(.39)	(.30)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.39)	(.39)	(.02)	(.06)	(.12)

Net asset value, end of period	$ 11.04	$ 11.55	$ 12.22	$ 11.78	$ 11.50	$ 11.23

Total Return
Total investment return based on net asset value(c)	(1.17	)%*	(2.30	)%*	7.17%	2.57	%*	2.93	%*	4.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$582	$785	$1,298	$2,629	$4,562	$7,758
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.82	%(d)^	1.82	%(d)	1.89	%(d)	1.90%	1.90%	1.90	%+
Expenses, before waivers/ reimbursements	2.53	%(d)^	2.43	%(d)	2.31	%(d)	2.26%	2.20%	2.07	%+
Net investment income(b)	.63	%^	.46%	.84%	.16%	.50%	.78	%+
Portfolio turnover rate	16%	24%	31%	29%	51%	37%

See footnote summary on page 138.

AB TAX-MANAGED WEALTH STRATEGIES •	135

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Conservative Wealth Strategy
Class C
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.55	$ 12.22	$ 11.78	$ 11.51	$ 11.24	$ 10.88

Income From Investment Operations
Net investment income(a)(b)	.04	.05	.09	.02	.05	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	(.33)	.74	.27	.29	.39

Net increase (decrease) in net asset value from operations	(.13)	(.28)	.83	.29	.34	.48

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.00	)(e)	(.09)	(.02)	(.07)	(.12)
Distributions from net realized gain on investment transactions	(.32)	(.39)	(.30)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.44)	(.39)	(.39)	(.02)	(.07)	(.12)

Net asset value, end of period	$ 10.98	$ 11.55	$ 12.22	$ 11.78	$ 11.51	$ 11.24

Total Return
Total investment return based on net asset value(c)	(1.21	)%*	(2.28	)%*	7.20%	2.53	%*	3.02	%*	4.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,597	$12,160	$14,682	$15,498	$18,499	$22,580
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.82	%(d)^	1.82	%(d)	1.89	%(d)	1.90%	1.90%	1.90	%+
Expenses, before waivers/ reimbursements	2.52	%(d)^	2.42	%(d)	2.30	%(d)	2.26%	2.17%	2.05	%+
Net investment income(b)	.67	%^	.45%	.73%	.16%	.48%	.79	%+
Portfolio turnover rate	16%	24%	31%	29%	51%	37%

See footnote summary on page 138.

136	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Conservative Wealth Strategy
Advisor Class
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.33	$ 11.94	$ 11.50	$ 11.21	$ 10.96	$ 10.61

Income From Investment Operations
Net investment income(a)(b)	.09	.16	.20	.13	.16	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16)	(.32)	.72	.27	.28	.38

Net increase (decrease) in net asset value from operations	(.07)	(.16)	.92	.40	.44	.58

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.06)	(.18)	(.11)	(.19)	(.23)
Distributions from net realized gain on investment transactions	(.32)	(.39)	(.30)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.57)	(.45)	(.48)	(.11)	(.19)	(.23)

Net asset value, end of period	$ 10.69	$ 11.33	$ 11.94	$ 11.50	$ 11.21	$ 10.96

Total Return
Total investment return based on net asset value(c)	(.73	)%*	(1.31	)%*	8.20%	3.62	%*	4.04	%*	5.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,924	$5,178	$5,274	$5,734	$4,909	$4,913
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.82	%(d)^	.82	%(d)	.89	%(d)	.90%	.90%	.90	%+
Expenses, before waivers/ reimbursements	1.51	%(d)^	1.42	%(d)	1.29	%(d)	1.26%	1.17%	1.05	%+
Net investment income(b)	1.66	%^	1.41%	1.74%	1.15%	1.47%	1.79	%+
Portfolio turnover rate	16%	24%	31%	29%	51%	37%

See	footnote summary on page 138.

AB TAX-MANAGED WEALTH STRATEGIES •	137

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Strategy distributions or the redemption of Strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Expense ratios do not include expenses of PPVM, PPMRR and MMAS in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of PPVM, PPMRR and MMAS, including interest expense, were as follows:

	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015	2014
AB Tax-Managed Wealth Appreciation Strategy	.22	%^	.23%	.01%
AB Tax-Managed Balanced Wealth Strategy	.17	%^	.17%	.01%
AB Tax-Managed Conservative Wealth Strategy	.11	%^	.11%	.01%

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance for AB Tax-Managed Wealth Appreciation Strategy for the six months ended February 29, 2016, and for years ended August 31, 2015, August 31, 2013, August 31, 2012, and August 31, 2011 by 0.01%, 0.04%, 0.01%, 0.01% and 0.01%, respectively, AB Tax-Managed Balanced Wealth Strategy for the six months ended February 29, 2016, and for the years ended August 31, 2015, August 31, 2014, August 31, 2013, August 31, 2012, and August 31, 2011 by 0.01%, 0.05%, 0.01%, 0.01%, 0.02% and 0.01%, respectively, and AB Tax-Managed Conservative Wealth Strategy for the six months ended February 29, 2016, and for the years ended August 31, 2015, August 31, 2013 and August 31, 2012 by 0.01%, 0.04% 0.01% , and 0.01%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

138	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Christopher H. Nikolich(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller and Chief Accounting Officer

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy, Nikolich and Zlotnikov are the investment professionals primarily responsible for the day-to-day management of each Strategy’s portfolio.

AB TAX-MANAGED WEALTH STRATEGIES •	139

Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AB Portfolios (the “Trust”) in respect of AB Tax-Managed Balanced Wealth Strategy, AB Tax-Managed Wealth Appreciation Strategy and AB Tax-Managed Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Board of Trustees, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities. The Adviser utilizes separate portfolio accounts (or “portfolio sleeves”) to manage the equity and fixed income (tax-exempt) securities of the Strategies, while investing in AB Multi-Manager Alternative Strategies Fund (“MMAS”), Multi-Asset Real Return Portfolio, and Volatility Management Portfolio of The Pooling Portfolios to manage the Strategies’ volatility created by the equity and fixed income (tax-exempt) securities of the Strategies.3,4 Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve.

1	The information in the fee evaluation was completed on July 23, 2015 and discussed with the Board of Trustees on August 4-5, 2015.

2	Future references to the Strategies do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	Since August 2014, the Strategies had the ability to invest a portion of their investments in Multi-Asset Real Return Portfolio of The Pooling Portfolios.

4	To cite an example, Tax-Managed Balanced Wealth Strategy is managed using separate sleeves for Intermediate Municipal, Tax-Aware Intermediate Municipals, U.S. Growth, U.S. Value, Non-U.S. Growth and Non-U.S. Value, and investing in Volatility Management Portfolio.

140	• AB TAX-MANAGED WEALTH STRATEGIES

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”5

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.6

In connection with the Strategies’ investments in MMAS, the Adviser will waive its advisory fee from each Strategy in an amount equal to the portion of the MMAS management fee that the Adviser retains – i.e., does not pay to MMAS’ sub-advisers, except for Tax-Managed Conservative Wealth Strategy. Specifically,

5	Jones v. Harris at 1427.

6	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB TAX-MANAGED WEALTH STRATEGIES •	141

MMAS’ management fee is 1.90%, and out of this fee, the Adviser will generally pay the sub-advisers a fee of 1.00%. Accordingly, the MMAS management fee rate for each Strategy, except for Tax-Managed Conservative Wealth, would be reduced by approximately 0.90%. The Adviser will also waive other MMAS fees and operating expenses until December 31, 2015.7 The shareholders of the Strategies will indirectly bear their proportionate share of the portion of the management fee that is paid to the sub-advisers as well as other MMAS expenses. To the extent that a sub-advisory fee is greater or less than the 1.00% rate agreed to by all of the proposed initial MMAS sub-advisers, the amount of the advisory fee retained by the Adviser and, therefore, the amount of the Adviser’s fee waiver would change. In addition to the foregoing, the Adviser intends to waive additional fees payable by the Strategies for a period of at least one year in order to eliminate the expense ratio impact of MMAS’ non-advisory other fees and expenses.

With respect to Tax-Managed Conservative Wealth Strategy, pursuant to the Strategy’s expense limitation undertaking, the Strategies’ Class A expenses are capped at 1.20%; Class B and Class C expenses are capped at 1.90%; and Advisor Class expenses are capped at 0.90%. The Strategy’s share of the advisory fee paid by MMAS is subject to the Strategy’s expense cap, but not of the other operating expenses of MMAS and the Multi-Asset Real Return Portfolio of The Pooling Portfolios, resulting in a minimal increase in the expenses borne by the Strategy of approximately 0.01%.

Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 6/30/15 ($MIL)	Strategy
Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$157.4	Tax-Managed Balanced Wealth Strategy

Blend	0.65% on 1st $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	$746.5	Tax-Managed Wealth Appreciation Strategy

Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$50.4	Tax-Managed Conservative Wealth Strategy

With respect to Tax-Managed Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategy. In May 2015, the Board authorized reimbursement payments under these provisions for the first time.

7	The impact of the other MMAS fees and operating expenses waiver for each Strategy will range up to 1 basis point, depending on the size of the Strategy.

142	• AB TAX-MANAGED WEALTH STRATEGIES

The Adviser has agreed to reimburse Tax-Managed Conservative Wealth Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. Set forth below are Tax-Managed Conservative Wealth Strategy’s gross expense ratios for the most recent semi-annual period:8

	Expense Cap Pursuant to Expense Limitation Undertaking[9]							Acquired Fund Fees and Expenses		Fiscal Year End
Strategy		Cap		Net		Gross
Tax-Managed Conservative Wealth Strategy[10],[11]	Class A Class B Class C Advisor	1.15 1.90 1.90 0.90	% % % %	1.16 1.86 1.86 0.86	% % % %	1.70 2.42 2.41 1.40	% % % %	0.04 0.04 0.04 0.04	% % % %	August 31 (ratios as of February 28, 2015)

Set forth below are Tax-Managed Balanced Wealth and Tax-Managed Wealth Appreciation Strategy’s total expense ratios for the most recent semi-annual period:8

	Total Expense Ratio[9]					Acquired Fund Fees and Expenses		Fiscal Year End
Strategy		Net		Gross
Tax-Managed Balanced Wealth Strategy[12]	Class A Class B Class C Advisor	1.24 2.01 2.00 0.99	% % % %	1.30 2.06 2.05 1.05	% % % %	0.15 0.15 0.15 0.15	% % % %	August 31 (ratios as of February 28, 2015)

Tax-Managed Wealth Appreciation Strategy[12]	Class A Class B Class C Advisor	1.13 1.90 1.88 0.88	% % % %	1.21 1.98 1.96 0.96	% % % %	0.21 0.21 0.21 0.21	% % % %	August 31 (ratios as of February 28, 2015)

8	Semi-annual total expense ratios are unaudited.

9	Includes acquired fund fees and expenses.

10	Prior to August 1, 2014, the expense cap of the Strategy’s Class A shares was 1.20%. The new expense cap reflects the reduction of 12b-1 fees from 0.30% to 0.25% effective August 1, 2014.

11	Under the Strategy’s expense limitation undertaking, the Strategy’s share of the advisory fee paid by MMAS would be subject to the Strategy’s expense cap, but not of the other operating expenses of MMAS and the Multi-Asset Real Return Portfolio of The Pooling Portfolios, resulting in a minimal increase in the expenses borne by the Strategy of approximately 0.01%.

12	The semi-annual total expense ratio for the Strategy’s Class A shares reflects the reduction in 12b-1 fees from 0.30% to 0.25% effective August 1, 2014.

AB TAX-MANAGED WEALTH STRATEGIES •	143

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, Tax-Managed Wealth Appreciation is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.13 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment style as any of the Strategies.

13	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

144	• AB TAX-MANAGED WEALTH STRATEGIES

The Adviser represented that it does not sub-advise any registered investment companies with a substantially similar investment style as any of the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.14 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)15 and the Strategy’s contractual management fee ranking.16

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)[17]	Lipper EG Median (%)	Lipper EG Rank
Tax-Managed Balanced Wealth Strategy	0.550	0.650	1/10
Tax-Managed Wealth Appreciation Strategy	0.650	0.915	1/11
Tax-Managed Conservative Wealth Strategy	0.550	0.650	3/11

To reflect the Strategies’ investment in MMAS, Lipper also compared each Strategy’s most recently completed semi-annual total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU is as a broader

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

15	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

17	The contractual management fee does not reflect any advisory fee waiver or expense reimbursements for expense caps that would effectively reduce the actual management fee.

AB TAX-MANAGED WEALTH STRATEGIES •	145

group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.18 The Strategies’ total expense ratio rankings are also shown below:

Strategy	Total Expense Ratio (%)[19]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Tax-Managed Balanced Wealth Strategy	1.243	1.174	8/10	1.129	27/38
Tax-Managed Wealth Appreciation Strategy	1.129	1.416	1/11	1.419	5/37
Tax-Managed Conservative Wealth Strategy	1.156	1.080	10/11	1.063	23/26

Based on the information provided, the Strategies have lower contractual management fees than their respective EG medians. Except for Tax-Managed Wealth Appreciation Strategy, whose total expense ratio is lower than the Strategy’s EG median, the Strategies have a higher total expense ratio than each of their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. Except for Tax-Managed Balanced Wealth Strategy, the Adviser’s profitability from providing investment advisory services to the Strategies decreased during calendar year 2014, relative to 2013.

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	The Class A shares total expense ratio shown for each Strategy is for the semi-annual period ending February 28, 2015.

146	• AB TAX-MANAGED WEALTH STRATEGIES

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AB Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Trust’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Trust. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Tax-Managed Balanced Wealth Strategy	$5,519
Tax-Managed Wealth Appreciation Strategy	$2,763
Tax-Managed Conservative Wealth Strategy	$802

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Tax-Managed Balanced Wealth Strategy	$652,991	$3,307
Tax-Managed Wealth Appreciation Strategy	$305,777	$654
Tax-Managed Conservative Wealth Strategy	$287,367	$745

Fees and reimbursements for out of pocket expenses charged by AB Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are based on the level of the network account and the class of shares held by the account.

AB TAX-MANAGED WEALTH STRATEGIES •	147

ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee
Tax-Managed Balanced Wealth Strategy	$75,011
Tax-Managed Wealth Appreciation Strategy	$109,964
Tax-Managed Conservative Wealth Strategy	$28,243

The Strategies effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

148	• AB TAX-MANAGED WEALTH STRATEGIES

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $485 billion as of June 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings23 of the Strategies relative to their Lipper Performance

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Lipper.

AB TAX-MANAGED WEALTH STRATEGIES •	149

Groups (“PGs”) and Lipper Performance Universes (“PUs”)24 for the periods ended May 31, 2015.25

Strategy	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed Balanced Wealth Strategy[26]
1 year	2.64	5.77	4.88	10/10	84/103
3 year	7.57	10.92	10.42	10/10	89/100
5 year	6.32	10.18	9.33	10/10	81/85
10 year	4.21	6.16	5.96	9/9	60/64

Tax-Managed Wealth Appreciation Strategy[26]
1 year	6.19	6.10	6.28	5/11	25/46
3 year	16.50	16.50	16.41	6/11	22/44
5 year	11.29	12.32	12.58	8/11	25/34
10 year	4.97	6.76	7.22	6/6	13/14

Tax-Managed Conservative Wealth Strategy[26]
1 year	1.75	3.44	2.94	8/11	59/76
3 year	4.69	7.90	7.08	9/10	58/72
5 year	4.12	7.94	7.03	9/9	63/65
10 year	3.21	5.52	5.23	7/7	37/39

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold) versus their benchmarks for the periods ending May 31, 2015.

24	The Strategies’ PGs are identical to their EGs. A Strategy’s PU may not necessarily be identical to its respective EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include funds of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

26	Lipper does not have a separate classification for tax-managed funds. Accordingly, unlike the Strategy, many of the Strategy’s Lipper peers are not tax-managed.

150	• AB TAX-MANAGED WEALTH STRATEGIES

Performance returns for the 10 month period ending May 31, 2015 are shown for the Wealth Strategies to show their performance since MMAS commenced operations.27

	Periods Ending May 31, 2015 Annualized Net Performance (%)
	10 Month (%)[28]	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed Balanced Wealth Strategy	2.87	2.64	7.57	6.32	4.21	5.94
50% S&P 500 / 50% Barclays Capital 5 Yr. GO Municipal Bond Index	5.98	6.41	10.38	9.69	6.26	7.40
Barclays Capital 5Yr GO Municipal Bond Index	0.89	1.03	1.57	2.79	3.83	4.78
S&P 500 Index	11.08	11.81	19.67	16.54	8.12	9.42
Inception Date: May 4, 1992

Tax-Managed Wealth Appreciation Strategy	6.25	6.19	16.50	11.29	4.97	5.86
60% S&P 500 Index / 40% MSCI ACWI Ex USA Net Index	5.94	6.65	16.88	13.18	7.39	8.68
S&P 500 Index	11.08	11.81	19.67	16.54	8.12	8.54
MSCI ACWI Ex USA Net Index	-1.56	-0.90	12.61	8.09	6.04	8.23
Inception Date: September 2, 2003

Tax-Managed Conservative Wealth Strategy	1.75	1.75	4.69	4.12	3.21	4.83
70% Barclays Capital 5 Year GO Muni / 30% S&P 500 Index	3.95	4.25	6.80	6.93	5.35	6.42
Barclays Capital 5 Year GO Muni Bond Index	0.89	1.03	1.57	2.79	3.83	4.78
S&P 500 Index	11.08	11.81	19.67	16.54	8.12	9.42
Inception Date: May 4, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Trustees continue to monitor the impact of MMAS on the total expense ratios and performance of the Strategies. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2015

27	The performance returns are for the Class A shares of the Strategies. Strategy and benchmark performance return information was provided by the Adviser.

28	The 10 month returns, which are not annualized, are shown to indicate the Wealth Strategies’ performance for the period since they began investing in MMAS.

AB TAX-MANAGED WEALTH STRATEGIES •	151

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

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Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

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FIXED INCOME

Municipal

High Income Municipal Portfolio

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Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

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ALTERNATIVES

All Market Real Return Portfolio

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Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

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MULTI-ASSET (continued)

Target-Date

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Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

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Multi-Manager Select 2045 Fund

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Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

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Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

152	• AB TAX-MANAGED WEALTH STRATEGIES

AB Family of Funds

AB TAX-MANAGED WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMW-0152-0216

FEB    02.29.16

SEMI-ANNUAL REPORT

AB WEALTH STRATEGIES

+	AB WEALTH APPRECIATION STRATEGY
+	AB BALANCED WEALTH STRATEGY
+	AB CONSERVATIVE WEALTH STRATEGY

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

April 10, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AB Wealth Strategies (the “Strategies”, and individually a “Strategy”) for the semi-annual reporting period ended February 29, 2016.

The Strategies allocate, in accordance with their respective investment strategies, varying percentages of their assets to investments in the AB Pooling Portfolios, which represent a variety of asset classes and investment styles.

All of the Strategies invest in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. These Underlying Portfolios include the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies through investments allocated to various sub-advisers selected and overseen by AllianceBernstein L.P. (the “Adviser”). These investments will be primarily in four different alternative investment strategies—long/short equity, special situations, credit and global macro. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. As part of their diversification investments, the Strategies invest in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategies’ portfolios and the effects of adverse market conditions on their performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategies’ investments in equity securities.

For the Underlying Portfolios’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (US and non-US), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of their currency risk, the Underlying Portfolios may, from time to time, invest in currency related derivatives, including forward

AB WEALTH STRATEGIES •	1

currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Underlying Portfolios may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps.

AB Wealth Appreciation Strategy

Investment Objective and Policies

AB Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through these investments, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, between US and non-US markets and among diversification investments. The Strategy targets a weighting of approximately 67% of Underlying Portfolios that invest primarily in equity securities of companies, or traditional equity investments, and approximately 33% of Underlying Portfolios that invest primarily in diversification investments.

The Adviser will allow the relative weightings of the Strategy’s investments in growth and value and US and non-US

Underlying Portfolios to vary in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

Within the Strategy’s traditional equity component, the target blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value stocks (approximately 50% each) with approximately 60% of each equity style invested in Underlying Portfolios that invest in US companies and the remaining 40% in Underlying Portfolios that invest in non-US companies.

The Strategy invests approximately 12% of its assets in the Multi-Manager Alternative Strategies Fund, approximately 7% in the Multi-Asset Real Return Portfolio and approximately 14% in the Volatility Management Portfolio.

AB Balanced Wealth Strategy

Investment Objective and Policies

AB Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the

2	• AB WEALTH STRATEGIES

Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity investment styles and in diversification investments to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of approximately 38% of Underlying Portfolios that invest primarily in equity securities of companies, or traditional equity investments, approximately 25% of Underlying Portfolios that invest primarily in traditional debt securities and approximately 37% of Underlying Portfolios that invest primarily in diversification investments with a goal of providing moderate upside potential without excessive volatility.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company Underlying Portfolios to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

Within the Strategy’s traditional equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in US companies and the remaining 40% in Underlying Portfolios that invest in non-US companies.

The Strategy invests approximately 8% of its assets in the Multi-Manager Alternative Strategies Fund, approximately 5% in the Multi-Asset Real Return Portfolio and approximately 17% in the Volatility Management Portfolio.

The Underlying Portfolios’ fixed-income securities will primarily be investment-grade debt securities, but will also include lower-rated securities (“junk bonds”) and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated, at the time of purchase, below investment grade.

AB Conservative Wealth Strategy

Investment Objective and Policies

AB Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating

AB WEALTH STRATEGIES •	3

its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity investment styles and in diversification investments to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of approximately 20% in Underlying Portfolios that invest primarily in equity securities of companies, or traditional equity investments, approximately 52% in Underlying Portfolios that invest primarily in traditional debt securities and approximately 29% in Underlying Portfolios that invest primarily in diversification investments with a goal of providing reduced volatility and modest upside potential.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company Underlying Portfolios to vary in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

Within the Strategy’s traditional equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (approximately 50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in US companies and the remaining 40% in Underlying Portfolios that invest in non-US companies.

The Strategy invests approximately 6% of its assets in the Multi-Manager Alternative Strategies Fund, approximately 2% in the Multi-Asset Real Return Portfolio and approximately 12% in the Volatility Management Portfolio.

All fixed-income securities of the Short Duration Bond Underlying Portfolio and Global Core Bond Underlying Portfolio in which the Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any security held by these Underlying Portfolios falls below investment grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Investment Results

The tables on pages 11-13 show performance for each Strategy compared to its respective benchmarks for the six- and 12-month periods ended February 29, 2016. Each Strategy’s blended benchmark is as follows: AB Wealth Appreciation Strategy, 60% Standard & Poor’s (“S&P”) 500 Index / 40% Morgan Stanley Capital International All Country World

4	• AB WEALTH STRATEGIES

Index (“MSCI ACWI”) ex-US; AB Balanced Wealth Strategy, 65% S&P 500 Index / 35% Barclays US Aggregate Bond Index; and AB Conservative Wealth Strategy, 65% Barclays US Aggregate Bond Index / 35% S&P 500 Index. Performance for each of the Underlying Portfolios compared to its respective benchmark may be found on page 14. Additional performance for the Underlying Portfolios may be found on pages 24-27.

All share classes of the Wealth Appreciation Strategy underperformed the primary and blended benchmarks, and outperformed the secondary benchmark, for both periods, before sales charges. On an absolute level, all equity Underlying Portfolios declined for both periods. For the six-month period, performance was most negatively impacted by the allocation to the International Growth and International Value Portfolios, which were affected by the sharp decline in the international equity markets in the first two months of 2016; the allocation to the Volatility Management Portfolio also detracted. For the 12-month period, the allocation to the International Growth and International Value Portfolios detracted; the allocation to the Volatility Management, Multi-Asset Real Return and Small-Mid Cap Growth Portfolios detracted as well.

All share classes of the Balanced Wealth Strategy underperformed the primary, secondary and blended benchmarks for both periods, before sales charges. On an absolute level, for both periods, performance was most negatively impacted by the allocation to the Volatility Management Portfolio, which was affected by the sharp decline in the international equity markets in the first two months of 2016. For the six-month period, the allocation to the International Growth and International Value Portfolios also detracted, while the allocation to the Global Core Bond and Bond Inflation Protection Portfolios contributed. For the 12-month period, the allocation to the International Growth and International Value Portfolios, as well as the Multi-Asset Real Return Portfolio detracted; while the Global Core Bond Portfolio contributed.

All share classes of the Conservative Wealth Strategy underperformed the primary, secondary and the blended benchmarks for the six-month period, before sales charges; for the 12-month period, all share classes underperformed the primary and blended benchmarks and outperformed the secondary benchmark. On an absolute level, performance for both periods was most negatively impacted by the allocation to the Volatility Management Portfolio, which was affected by the sharp decline in international equity markets in the first two months of 2016. For the six-month period, the allocation to the International Growth and International Value Portfolios, as well as the Volatility Management Portfolio also detracted; the Global Core Bond, Short Duration Bond and Bond Inflation Protection Portfolios contributed. For the 12-month period, the allocation to the International Growth Portfolio and International Value Portfolio detracted; while the Global Core Bond and Short Duration Bond Portfolios contributed.

The US Value Portfolio, US Large Cap Growth Portfolio, Small-Mid Cap

AB WEALTH STRATEGIES •	5

Value Portfolio and Small-Mid Cap Growth Portfolio did not use derivatives during the six- and 12-month periods. The Multi-Manager Alternative Strategies Fund did not use derivatives directly.

The International Value Portfolio utilized derivatives including futures for investment purposes and currency forwards for hedging and investment purposes, which detracted from returns during the six-month period and added during the 12-month period, in absolute terms. The International Growth Portfolio utilized derivatives in the form of currency forwards for hedging purposes, which added to returns during both periods, in absolute terms.

The Short Duration Bond Portfolio utilized derivatives during both periods, including Treasury futures and interest rate swaps to manage duration and yield-curve positioning. Currency forwards were also utilized during both periods to establish currency positioning. Cross currency swaps for hedging purposes had an immaterial impact during both periods, in absolute terms.

During both periods, the Global Core Bond Portfolio utilized derivatives including Treasury futures to manage duration and yield-curve positioning; currency forwards and purchased and written options for hedging and investment purposes had an immaterial impact on performance, in absolute terms.

The Bond Inflation Protection Portfolio utilized derivatives including interest rate swaps and Treasury futures during both periods to manage duration and yield-curve positioning. Overall duration and yield-curve positioning had a modest contribution to returns for the six- and 12-month periods in absolute terms. Credit default swaps, inflation swaps and written options were utilized for hedging and investment purposes, which had an immaterial impact during both periods. Currency forwards were utilized to establish currency positioning.

During both periods, the High Yield Portfolio utilized derivatives including credit default swaps for hedging and investment purposes, and purchased options and interest rate swaps for hedging purposes, which detracted from performance in absolute terms; futures for hedging purposes added. Currency forwards for hedging and investment purposes and written options for hedging purposes had an immaterial impact during the six-month period and added during the 12-month period. During both periods, written swaptions for hedging purposes had an immaterial impact and total return swaps for investment purposes detracted.

The Multi-Asset Real Return Portfolio utilized derivatives for hedging and investment purposes in the form of currency forwards, futures, total return swaps, interest rate swaps and written options, which detracted from returns during both periods in absolute terms; inflation swaps detracted during the six-month period and added during the 12-month period, and purchased options had an immaterial impact during the six-month period and added during the 12-month period.

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The Volatility Management Portfolio utilized derivatives for hedging and investment purposes including currency forwards, which added to returns during both periods, in absolute terms; futures, total return swaps and purchased and written options detracted during both periods.

Market Review and Investment Strategy

Global equities charted a rocky path over the six-month period. Markets mainly rallied through the first half, recovering losses from August’s sharp sell-off. However, 2016 ushered in another dramatic pullback that punished stocks worldwide. The steep decline led to losses for the period, with international and emerging market equities hit hardest. US dollar–based investors also saw a strong US dollar dampen their returns.

As 2015 drew to a close, markets fluctuated as concerns over uneven global growth gave way to hopes for central bank intervention. A US interest rate hike, the first in nine years, helped offset negative sentiment due to inaction from the European Central Bank and a further retrenchment in commodities and oil. However, uncertainty spilled over into the New Year, which began on a sour note as concerns about China’s fiscal policy, slowing growth and oversupply in oil sparked a fresh bout of turmoil in financial markets worldwide. While February offered a modest respite, investors remained cautious by the end of the reporting period.

Bond markets were volatile for the six-month period, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. Oil prices reached their lowest level since 2003, causing volatility within government bond yields; the rate hike by the US Federal Reserve (the “Fed”) added to the volatility. Fixed-income returns diverged between regions and sectors: credit securities generally underperformed developed-market Treasuries; developed-market Treasuries generally outperformed emerging-market local currency Treasuries; and investment-grade securities generally outperformed high yield, which posted some of the worst returns across the fixed-income markets, specifically within the energy and commodities sectors.

A glut of supply overwhelmed solid demand to drive the price of oil to record lows. Commodities suffered and inflation expectations, measured by the spread between the yield on nominal Treasuries and Treasury Inflation-Protected Securities fell sharply, and the US dollar rose, all of which was negative for inflation assets. In February, however, commodity prices and market inflation expectations bounced back, bolstered by a dovish Fed policy and a reversal in the sentiment around China.

Natural resources stocks were similarly weighed down by the collapse in commodity prices, high volatility and headwinds from a strong US dollar. With the Fed moving to a more dovish stance in the new year, this trend was reversed. Metal and mining stocks were especially strong.

Real estate investment trusts (“REITs”) were expensive and faced the risk of interest rate hikes. The risk, however, began to diminish and REITs outperformed over the six-month period.

AB WEALTH STRATEGIES •	7

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index, the MSCI ACWI ex-US and the Barclays US Aggregate Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The MSCI ACWI ex-US (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Barclays US Aggregate Bond Index (US dollar hedged) represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

The Russell 1000® Value Index was used to represent the allocation to U.S. Value, the Russell 1000® Growth Index to represent U.S. Large Cap Growth, the MSCI ACWI ex-US to represent International Value and International Growth, the Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year Treasury Index to represent Short Duration Bond, Barclays Global Aggregate Bond Index (US dollar hedged) to represent Global Core Bond, the Barclays 1-10 Year TIPS Index to represent Bond Inflation Protection, the Barclays US High Yield 2% Issuer Capped Index to represent High-Yield, the Russell 2500® Value Index to represent Small-Mid Cap Value, the Russell 2500® Growth to represent Small-Mid Cap Growth, the MSCI AC World Commodity Producers Index and the All Market Real Return Portfolio Benchmark to represent Multi-Asset Real Return; the MSCI ACWI to represent Volatility Management and the BofA ML 3-Month US T-Bill Index to represent Multi-Manager Alternative Strategies Fund.

The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the US. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the US. The AC World Commodity Index (free float-adjusted, market capitalization-weighted) represents the equity market performance of developed and emerging markets. The BofA ML 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of 1-3 years. The Barclays Global Aggregate Bond Index (US dollar hedged) represents the performance of global investment-grade developed fixed income markets. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. The Barclays High Yield 2% Issuer Capped Index is the 2% issuer-capped component of the US Corporate High Yield Index, which represents the performance of fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the US. The Russell 2500 Growth Index represents the performance of 2,500 small- to mid-cap growth companies within the US. The MSCI AC World Commodity Producers Index (free float-adjusted, market capitalization-weighted) is comprised of commodity producer companies based on the Global Industry Classification Standard (“GICS”). The BofA ML 3-Month US T-Bill Index is an unmanaged index tracking 3-month government securities. The All Market Real Return Portfolio Benchmark is an equally-weighted

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8	• AB WEALTH STRATEGIES

Disclosures and Risks

DISCLOSURES AND RISKS

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blend of the MSCI AC World Commodity Producers Index, the FTSE EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index. The FTSE EPRA/NAREIT Global Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The Dow Jones-UBS Commodity Index measures price movements of the commodities included in the appropriate sub index. It does not account for effects of rolling futures contracts or the physical commodity. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include US and foreign securities. The Balanced Wealth and Conservative Wealth Strategies will include both equity and fixed-income securities. Price fluctuation in the Underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings.

Market Risk: The value of the Strategies’ assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: Investments in non-US issuers may involve more risk than investments in US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce their returns.

Capitalization Risk: Investments in small- and mid-capitalization companies by the Underlying Portfolios may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Allocation Risk: The allocation of investments among the Underlying Portfolios’ different investment styles, such as growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Strategies’ net asset value (“NAV”) when one of these investments is performing more poorly than another.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and may be subject to counterparty risk to a greater degree than more traditional investments.

Credit Risk: (Balanced Wealth and Conservative Wealth Strategies) An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: (Balanced Wealth and Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategies’ investments in Underlying

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Disclosures and Risks

DISCLOSURES AND RISKS

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Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Strategies may be subject to a heightened risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

These risks are fully discussed in the Strategies’ prospectus. As with all investments, you may lose money by investing in the Strategies.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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Disclosures and Risks

AB WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 29, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Wealth Appreciation Strategy
Class A	-6.23%	-11.95%

Class B*	-6.60%	-12.60%

Class C	-6.61%	-12.63%

Advisor Class†	-6.12%	-11.74%

Class R†	-6.46%	-12.37%

Class K†	-6.27%	-12.08%

Class I†	-6.13%	-11.81%

Primary Benchmark: S&P 500 Index	-0.92%	-6.19%

Secondary Benchmark: MSCI ACWI ex-US	-9.29%	-17.37%

Blended Benchmark: 60% S&P 500 Index / 40% MSCI ACWI ex-US	-4.34%	-10.78%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 8-10.

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Historical Performance

AB BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

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THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 29, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Balanced Wealth Strategy
Class A	-4.06%	-8.66%

Class B*	-4.39%	-9.29%

Class C	-4.39%	-9.29%

Advisor Class†	-3.92%	-8.38%

Class R†	-4.21%	-8.97%

Class K†	-4.09%	-8.78%

Class I†	-3.96%	-8.43%

Primary Benchmark: S&P 500 Index	-0.92%	-6.19%

Secondary Benchmark: Barclays US Aggregate Bond Index	2.20%	1.50%

Blended Benchmark: 65% S&P 500 Index / 35% Barclays US Aggregate Bond Index	0.30%	-3.38%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 8-10.

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Historical Performance

AB CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

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THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 29, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Conservative Wealth Strategy
Class A	-1.59%	-4.41%

Class B*	-1.95%	-5.11%

Class C	-1.99%	-5.15%

Advisor Class†	-1.49%	-4.15%

Class R†	-1.72%	-4.78%

Class K†	-1.64%	-4.47%

Class I†	-1.51%	-4.18%

Primary Benchmark: Barclays US Aggregate Bond Index	2.20%	1.50%

Secondary Benchmark: S&P 500 Index	-0.92%	-6.19%

Blended Benchmark: 65% Barclays US Aggregate Bond Index / 35% S&P 500 Index	1.23%	-1.07%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 8-10.

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Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

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EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2016 (unaudited)	Returns
	6 Months	12 Months
AB U.S. Value Portfolio	-4.72%	-10.67%

Russell 1000 Value Index	-2.87%	-9.41%

AB U.S. Large Cap Growth Portfolio	-0.68%	-1.70%

Russell 1000 Growth Index	-1.22%	-5.05%

AB International Value Portfolio	-7.36%	-14.73%

MSCI ACWI ex-US	-9.29%	-17.37%

AB International Growth Portfolio	-7.34%	-14.24%

MSCI ACWI ex-US	-9.29%	-17.37%

AB Short Duration Bond Portfolio	0.51%	0.99%

BofA ML 1-3 Year Treasury Index	0.59%	0.98%

AB Global Core Bond Portfolio	3.13%	2.07%

Barclays Global Aggregate Bond Index (US dollar hedged)	3.15%	2.19%

AB Bond Inflation Protection Portfolio	0.85%	-0.80%

Barclays 1-10 Year TIPS Index	1.16%	0.00%

AB High-Yield Portfolio	-6.61%	-8.69%

Barclays US High Yield 2% Issuer Capped Index	-5.57%	-8.26%

AB Small-Mid Cap Value Portfolio	-6.73%	-10.86%

Russell 2500 Value Index	-5.93%	-12.06%

AB Small-Mid Cap Growth Portfolio	-13.20%	-15.45%

Russell 2500 Growth Index	-11.30%	-14.65%

AB Multi-Asset Real Return Portfolio	-11.47%	-24.07%

Primary Benchmark: MSCI AC World Commodity Producers Index	-10.18%	-28.15%

Secondary Benchmark: All Market Real Return Portfolio Benchmark	-8.59%	-21.27%

AB Volatility Management Portfolio	-6.22%	-12.54%
MSCI ACWI	-5.54%	-12.32%

AB Multi-Manager Alternative Strategies Fund (Class Z Shares)	-3.39%	-5.92%

BofA ML 3-Month US T-Bill Index	0.06%	0.08%

*    Shares of the Underlying Portfolios (specifically Class Z shares in the case of AB Multi-Manager Alternative Strategies Fund) are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein and are not currently offered to the general public. The Underlying Portfolios incur no sales charges or management fees (except in the case of AB Multi-Manager Alternative Strategies Fund).

See Disclosures, Risks and Note about Historical Performance on pages 8-10.

(Historical Performance continued on next page)

14	• AB WEALTH STRATEGIES

Historical Performance

AB WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-11.95%	-15.68%
5 Years	2.94%	2.05%
10 Years	2.03%	1.59%

Class B Shares
1 Year	-12.60%	-16.09%
5 Years	2.18%	2.18%
10 Years	1.44%	1.44%

Class C Shares
1 Year	-12.63%	-13.50%
5 Years	2.17%	2.17%
10 Years	1.30%	1.30%

Advisor Class Shares*
1 Year	-11.74%	-11.74%
5 Years	3.21%	3.21%
10 Years	2.33%	2.33%

Class R Shares*
1 Year	-12.37%	-12.37%
5 Years	2.52%	2.52%
10 Years	1.66%	1.66%

Class K Shares*
1 Year	-12.08%	-12.08%
5 Years	2.84%	2.84%
10 Years	1.97%	1.97%

Class I Shares*
1 Year	-11.81%	-11.81%
5 Years	3.18%	3.18%
10 Years	2.32%	2.32%

See Disclosures, Risks and Note about Historical Performance on pages 8-10.

(Historical Performance and footnotes continued on next page)

AB WEALTH STRATEGIES •	15

Historical Performance

AB WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.41%, 2.17%, 2.16%, 1.16%, 1.85%, 1.54% and 1.21% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.29%, 2.05%, 2.04%, 1.04%, 1.73%, 1.42% and 1.09% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2016. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 8-10.

(Historical Performance continued on next page)

16	• AB WEALTH STRATEGIES

Historical Performance

AB WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-9.59%
5 Years	3.35%
10 Years	2.01%

Class B Shares
1 Year	-9.96%
5 Years	3.50%
10 Years	1.85%

Class C Shares
1 Year	-7.13%
5 Years	3.50%
10 Years	1.72%

Advisor Class Shares*
1 Year	-5.24%
5 Years	4.54%
10 Years	2.75%

Class R Shares*
1 Year	-5.91%
5 Years	3.85%
10 Years	2.08%

Class K Shares*
1 Year	-5.66%
5 Years	4.17%
10 Years	2.39%

Class I Shares*
1 Year	-5.32%
5 Years	4.52%
10 Years	2.74%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 8-10.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	17

Historical Performance

AB BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS FEBRUARY 29, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-8.66%	-12.55%
5 Years	3.06%	2.17%
10 Years	3.29%	2.84%

Class B Shares
1 Year	-9.29%	-12.89%
5 Years	2.31%	2.31%
10 Years	2.70%	2.70%

Class C Shares
1 Year	-9.29%	-10.18%
5 Years	2.33%	2.33%
10 Years	2.55%	2.55%

Advisor Class Shares*
1 Year	-8.38%	-8.38%
5 Years	3.36%	3.36%
10 Years	3.59%	3.59%

Class R Shares*
1 Year	-8.97%	-8.97%
5 Years	2.69%	2.69%
10 Years	2.92%	2.92%

Class K Shares*
1 Year	-8.78%	-8.78%
5 Years	3.00%	3.00%
10 Years	3.22%	3.22%

Class I Shares*
1 Year	-8.43%	-8.43%
5 Years	3.34%	3.34%
10 Years	3.57%	3.57%

See Disclosures, Risks and Note about Historical Performance on pages 8-10.

(Historical Performance and footnotes continued on next page)

18	• AB WEALTH STRATEGIES

Historical Performance

AB BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.23%, 1.99%, 1.98%, 0.98%, 1.64%, 1.33% and 1.00% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.15%, 1.91%, 1.90%, 0.90%, 1.56%, 1.25% and 0.92% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2016. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 8-10.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	19

Historical Performance

AB BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-7.76%
5 Years	3.18%
10 Years	3.21%

Class B Shares
1 Year	-8.22%
5 Years	3.30%
10 Years	3.07%

Class C Shares
1 Year	-5.34%
5 Years	3.33%
10 Years	2.92%

Advisor Class Shares*
1 Year	-3.43%
5 Years	4.37%
10 Years	3.97%

Class R Shares*
1 Year	-4.01%
5 Years	3.69%
10 Years	3.28%

Class K Shares*
1 Year	-3.74%
5 Years	4.02%
10 Years	3.61%

Class I Shares*
1 Year	-3.47%
5 Years	4.36%
10 Years	3.95%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 8-10.

(Historical Performance continued on next page)

20	• AB WEALTH STRATEGIES

Historical Performance

AB CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.41%	-8.50%
5 Years	2.35%	1.46%
10 Years	3.03%	2.58%

Class B Shares
1 Year	-5.11%	-8.86%
5 Years	1.59%	1.59%
10 Years	2.44%	2.44%

Class C Shares
1 Year	-5.15%	-6.09%
5 Years	1.59%	1.59%
10 Years	2.30%	2.30%

Advisor Class Shares*
1 Year	-4.15%	-4.15%
5 Years	2.64%	2.64%
10 Years	3.34%	3.34%

Class R Shares*
1 Year	-4.78%	-4.78%
5 Years	1.96%	1.96%
10 Years	2.66%	2.66%

Class K Shares*
1 Year	-4.47%	-4.47%
5 Years	2.28%	2.28%
10 Years	2.99%	2.99%

Class I Shares*
1 Year	-4.18%	-4.18%
5 Years	2.60%	2.60%
10 Years	3.31%	3.31%

See Disclosures, Risks and Note about Historical Performance on pages 8-10.

(Historical Performance and footnotes continued on next page)

AB WEALTH STRATEGIES •	21

Historical Performance

AB CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.20%, 1.96%, 1.96%, 0.95%, 1.62%, 1.29% and 0.98% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.14%, 1.90%, 1.90%, 0.89%, 1.56%, 1.23% and 0.92% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2016. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 8-10.

(Historical Performance continued on next page)

22	• AB WEALTH STRATEGIES

Historical Performance

AB CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.78%
5 Years	2.00%
10 Years	2.82%

Class B Shares
1 Year	-6.13%
5 Years	2.16%
10 Years	2.69%

Class C Shares
1 Year	-3.26%
5 Years	2.17%
10 Years	2.54%

Advisor Class Shares*
1 Year	-1.38%
5 Years	3.20%
10 Years	3.58%

Class R Shares*
1 Year	-1.95%
5 Years	2.51%
10 Years	2.89%

Class K Shares*
1 Year	-1.62%
5 Years	2.86%
10 Years	3.22%

Class I Shares*
1 Year	-1.40%
5 Years	3.17%
10 Years	3.55%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 8-10.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	23

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF FEBRUARY 29, 2016 (unaudited)
NAV/SEC Returns

AB U.S. Value Portfolio
1 Year	-10.67%
5 Years	8.08%
10 Years	4.01%

AB U.S. Large Cap Growth Portfolio
1 Year	-1.70%
5 Year	12.19%
10 Years	6.88%

AB International Value Portfolio
1 Year	-14.73%
5 Years	-1.62%
10 Years	-0.81%

AB International Growth Portfolio
1 Year	-14.24%
5 Years	-1.80%
10 Years	-1.33%

AB Short Duration Bond Portfolio
1 Year	0.99%
5 Years	1.08%
10 Years	2.24%

AB Global Core Bond Portfolio
1 Year	2.07%
5 Years	4.64%
10 Years	5.57%

AB Bond Inflation Protection Portfolio
1 Year	-0.80%
5 Years	2.41%
10 Years	4.33%

AB High-Yield Portfolio
1 Year	-8.69%
5 Years	4.58%
10 Years	7.11%

AB Small-Mid Cap Value Portfolio
1 Year	-10.86%
5 Years	7.84%
10 Years	7.57%

See Disclosures, Risks and Note about Historical Performance on pages 8-10.

(Historical Performance and footnotes continued on next page)

24	• AB WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF FEBRUARY 29, 2016 (unaudited)
NAV/SEC Returns

AB Small-Mid Cap Growth Portfolio
1 Year	-15.45%
5 Years	7.53%
10 Years	8.53%

AB Multi-Asset Real Return Portfolio
1 Year	-24.07%
5 Years	-7.94%
10 Years	-2.28%

AB Volatility Management Portfolio
1 Year	-12.54%
5 Years	3.49%
Since Inception†	5.58%

AB Multi-Manager Alternative Strategies Fund
1 Year	-5.92%
Since Inception‡	-1.91%

*	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AB that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Underlying Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AB share classes invested in these Underlying Portfolios.

†	Inception date: 4/16/2010.

‡	Inception date: 7/31/2014.

See Disclosures, Risks and Note about Historical Performance on pages 8-10.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	25

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
NAV/SEC Returns

AB U.S. Value Portfolio
1 Year	-3.34%
5 Years	9.51%
10 Years	4.60%

AB U.S. Large Cap Growth Portfolio
1 Year	4.12%
5 Years	13.52%
10 Years	7.51%

AB International Value Portfolio
1 Year	-5.97%
5 Years	0.91%
10 Years	-0.45%

AB International Growth Portfolio
1 Year	-6.64%
5 Years	-0.40%
10 Years	-0.99%

AB Short Duration Bond Portfolio
1 Year	1.03%
5 Years	1.13%
10 Years	2.26%

AB Global Core Bond Portfolio
1 Year	2.62%
5 Years	4.85%
10 Years	5.78%

AB Bond Inflation Protection Portfolio
1 Year	1.92%
5 Years	2.71%
10 Years	4.67%

AB High-Yield Portfolio
1 Year	-4.50%
5 Years	5.38%
10 Years	7.55%

AB Small-Mid Cap Value Portfolio
1 Year	-3.78%
5 Years	9.45%
10 Years	8.26%

See Disclosures, Risks and Note about Historical Performance on pages 8-10.

(Historical Performance and footnotes continued on next page)

26	• AB WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
NAV/SEC Returns

AB Small-Mid Cap Growth Portfolio
1 Year	-9.91%
5 Years	8.04%
10 Years	8.79%

AB Multi-Asset Real Return Portfolio
1 Year	-14.16%
5 Years	-6.69%
10 Years	-1.94%

AB Volatility Management Portfolio
1 Year	-6.83%
5 Years	4.95%
Since Inception†	6.63%

AB Multi-Manager Alternative Strategies Fund
1 Year	-4.55%
Since Inception‡	-0.96%

*	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AB that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Underlying Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AB share classes invested in these Underlying Portfolios.

†	Inception date: 4/16/2010.

‡	Inception date: 7/31/2014.

See Disclosures, Risks and Note about Historical Performance on pages 8-10.

AB WEALTH STRATEGIES •	27

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AB Wealth Appreciation Strategy

	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$937.70	$4.29	0.89%
Hypothetical**	$1,000	$1,020.44	$4.47	0.89%
Class B
Actual	$1,000	$934.00	$8.03	1.67%
Hypothetical**	$1,000	$1,016.56	$8.37	1.67%
Class C
Actual	$1,000	$933.90	$7.93	1.65%
Hypothetical**	$1,000	$1,016.66	$8.27	1.65%

28	• AB WEALTH STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$938.80	$3.09	0.64%
Hypothetical**	$1,000	$1,021.68	$3.22	0.64%
Class R
Actual	$1,000	$935.40	$6.40	1.33%
Hypothetical**	$1,000	$1,018.25	$6.67	1.33%
Class K
Actual	$1,000	$937.30	$4.91	1.02%
Hypothetical**	$1,000	$1,019.79	$5.12	1.02%
Class I
Actual	$1,000	$938.70	$3.33	0.69%
Hypothetical**	$1,000	$1,021.43	$3.47	0.69%

AB Balanced Wealth Strategy

	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$959.40	$4.24	0.87%
Hypothetical**	$1,000	$1,020.54	$4.37	0.87%
Class B
Actual	$1,000	$956.10	$7.93	1.63%
Hypothetical**	$1,000	$1,016.76	$8.17	1.63%
Class C
Actual	$1,000	$956.10	$7.88	1.62%
Hypothetical**	$1,000	$1,016.81	$8.12	1.62%
Advisor Class
Actual	$1,000	$960.80	$3.02	0.62%
Hypothetical**	$1,000	$1,021.78	$3.12	0.62%
Class R
Actual	$1,000	$957.90	$6.18	1.27%
Hypothetical**	$1,000	$1,018.55	$6.37	1.27%
Class K
Actual	$1,000	$959.10	$4.68	0.96%
Hypothetical**	$1,000	$1,020.09	$4.82	0.96%
Class I
Actual	$1,000	$960.40	$3.07	0.63%
Hypothetical**	$1,000	$1,021.73	$3.17	0.63%

AB WEALTH STRATEGIES •	29

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

AB Conservative Wealth Strategy

	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$984.10	$4.69	0.95%
Hypothetical**	$1,000	$1,020.14	$4.77	0.95%
Class B
Actual	$1,000	$980.50	$8.37	1.70%
Hypothetical**	$1,000	$1,016.41	$8.52	1.70%
Class C
Actual	$1,000	$980.10	$8.37	1.70%
Hypothetical**	$1,000	$1,016.41	$8.52	1.70%
Advisor Class
Actual	$1,000	$985.10	$3.45	0.70%
Hypothetical**	$1,000	$1,021.38	$3.52	0.70%
Class R
Actual	$1,000	$982.80	$6.56	1.33%
Hypothetical**	$1,000	$1,018.25	$6.67	1.33%
Class K
Actual	$1,000	$983.60	$5.13	1.04%
Hypothetical**	$1,000	$1,019.69	$5.22	1.04%
Class I
Actual	$1,000	$984.90	$3.55	0.72%
Hypothetical**	$1,000	$1,021.28	$3.62	0.72%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% annual return before expenses.

30	• AB WEALTH STRATEGIES

Expense Example

AB WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,267.9

*	All data are as of February 29, 2016. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 14. Additional performance for the Underlying Portfolios may be found on pages 24-27.

AB WEALTH STRATEGIES •	31

Portfolio Summary

AB BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,016.8

*	All data are as of February 29, 2016. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 14. Additional performance for the Underlying Portfolios may be found on pages 24-27.

32	• AB WEALTH STRATEGIES

Portfolio Summary

AB CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $292.9

*	All data are as of February 29, 2016. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 14. Additional performance for the Underlying Portfolios may be found on pages 24-27.

AB WEALTH STRATEGIES •	33

Portfolio Summary

AB WEALTH APPRECIATION STRATEGY

PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.0%
Funds and Investment Trusts – 100.0%*
AB Multi-Manager Alternative Strategies Fund Class Z(a)	15,880,896	$152,933,032
AB Pooling Portfolio – AB International Growth Portfolio	21,963,687	166,484,745
AB Pooling Portfolio – AB International Value Portfolio	26,896,553	165,951,732
AB Pooling Portfolio – AB Multi-Asset Real Return Portfolio	16,111,621	86,519,408
AB Pooling Portfolio – AB Small-Mid Cap Growth Portfolio	7,648,199	62,332,818
AB Pooling Portfolio – AB Small-Mid Cap Value Portfolio	7,269,926	66,301,729
AB Pooling Portfolio – AB U.S. Large Cap Growth Portfolio	21,120,577	195,576,539
AB Pooling Portfolio – AB U.S. Value Portfolio	16,454,888	195,154,967
AB Pooling Portfolio – AB Volatility Management Portfolio	17,783,861	177,127,261

Total Investments – 100.0% (cost $1,360,476,861)		1,268,382,231
Other assets less liabilities – 0.0%		(454,529)

Net Assets – 100.0%		$1,267,927,702

*	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(a)	Non-income producing security.

See notes to financial statements.

34	• AB WEALTH STRATEGIES

AB Wealth Appreciation Strategy—Portfolio of Investments

AB BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.2%
Funds and Investment Trusts – 100.2%*
AB Multi-Manager Alternative Strategies Fund Class Z(a)	8,565,892	$82,489,537
AB Pooling Portfolio – AB Bond Inflation Protection Portfolio	8,198,973	77,726,263
AB Pooling Portfolio – AB Global Core Bond Portfolio	19,068,060	189,727,195
AB Pooling Portfolio – AB High-Yield Portfolio	7,586,170	67,668,638
AB Pooling Portfolio – AB International Growth Portfolio	9,997,331	75,779,771
AB Pooling Portfolio – AB International Value Portfolio	12,243,620	75,543,137
AB Pooling Portfolio – AB Multi-Asset Real Return Portfolio	8,355,567	44,869,397
AB Pooling Portfolio – AB Small-Mid Cap Growth Portfolio	2,693,493	21,951,969
AB Pooling Portfolio – AB Small-Mid Cap Value Portfolio	2,548,210	23,239,676
AB Pooling Portfolio – AB U.S. Large Cap Growth Portfolio	10,373,409	96,057,772
AB Pooling Portfolio – AB U.S. Value Portfolio	8,175,752	96,964,414
AB Pooling Portfolio – AB Volatility Management Portfolio	16,717,376	166,505,061

Total Investments – 100.2% (cost $1,045,931,422)		1,018,522,830
Other assets less liabilities – (0.2)%		(1,761,824)

Net Assets – 100.0%		$1,016,761,006

*	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(a)	Non-income producing security.

See notes to financial statements.

AB WEALTH STRATEGIES •	35

AB Balanced Wealth Strategy—Portfolio of Investments

AB CONSERVATIVE WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

February 29, 2016 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.2%
Funds and Investment Trusts – 100.2%*
AB Multi-Manager Alternative Strategies Fund Class Z(a)	1,871,476	$18,022,316
AB Pooling Portfolio – AB Bond Inflation Protection Portfolio	3,032,046	28,743,791
AB Pooling Portfolio – AB Global Core Bond Portfolio	7,177,465	71,415,774
AB Pooling Portfolio – AB International Growth Portfolio	1,469,417	11,138,177
AB Pooling Portfolio – AB International Value Portfolio	1,828,389	11,281,162
AB Pooling Portfolio – AB Multi-Asset Real Return Portfolio	770,504	4,137,606
AB Pooling Portfolio – AB Short Duration Bond Portfolio	8,641,195	81,400,060
AB Pooling Portfolio – AB Small-Mid Cap Growth Portfolio	251,143	2,046,816
AB Pooling Portfolio – AB Small-Mid Cap Value Portfolio	239,501	2,184,250
AB Pooling Portfolio – AB U.S. Large Cap Growth Portfolio	1,614,121	14,946,764
AB Pooling Portfolio – AB U.S. Value Portfolio	1,277,423	15,150,234
AB Pooling Portfolio – AB Volatility Management Portfolio	3,301,006	32,878,019

Total Investments – 100.2% (cost $287,351,790)		293,344,969
Other assets less liabilities – (0.2)%		(462,793)

Net Assets – 100.0%		$292,882,176

*	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(a)	Non-income producing security.

See notes to financial statements.

36	• AB WEALTH STRATEGIES

AB Conservative Wealth Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 29, 2016 (unaudited)

AB Wealth Appreciation Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,360,476,861)	$1,268,382,231
Receivable for shares of beneficial interest sold	1,372,833

Total assets	1,269,755,064

Liabilities
Payable for shares of beneficial interest redeemed	843,886
Advisory fee payable	523,364
Distribution fee payable	158,269
Transfer Agent fee payable	104,403
Payable for investments purchased	53,856
Administrative fee payable	185
Accrued expenses	143,399

Total liabilities	1,827,362

Net Assets	$1,267,927,702

Composition of Net Assets
Shares of beneficial interest, at par	$941
Additional paid-in capital	1,396,252,024
Undistributed net investment income	20,031,622
Accumulated net realized loss on investment transactions	(56,262,255)
Net unrealized depreciation on investments	(92,094,630)

$1,267,927,702

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$334,644,834	24,777,127	$13.51	*

B	$17,656,992	1,301,490	$13.57

C	$95,540,940	7,101,826	$13.45

Advisor	$801,061,363	59,460,862	$13.47

R	$3,361,635	250,305	$13.43

K	$14,134,400	1,052,305	$13.43

I	$1,527,538	113,552	$13.45

*	The maximum offering price per share for Class A shares was $14.11 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB WEALTH STRATEGIES •	37

Statement of Assets & Liabilities

AB Balanced Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,045,931,422)	$1,018,522,830
Receivable for investments sold	3,267,894
Receivable for shares of beneficial interest sold	317,798

Total assets	1,022,108,522

Liabilities
Payable for shares of beneficial interest redeemed	4,389,664
Advisory fee payable	374,557
Distribution fee payable	320,396
Transfer Agent fee payable	99,346
Accrued expenses	163,553

Total liabilities	5,347,516

Net Assets	$1,016,761,006

Composition of Net Assets
Shares of beneficial interest, at par	$805
Additional paid-in capital	1,167,453,096
Undistributed net investment income	11,757,180
Accumulated net realized loss on investment transactions	(135,041,483)
Net unrealized depreciation on investments	(27,408,592)

$1,016,761,006

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$658,110,868	52,057,050	$12.64	*

B	$33,512,018	2,657,794	$12.61

C	$198,113,422	15,798,371	$12.54

Advisor	$82,421,475	6,485,709	$12.71

R	$6,926,256	549,762	$12.60

K	$27,279,387	2,164,331	$12.60

I	$10,397,580	820,621	$12.67

*	The maximum offering price per share for Class A shares was $13.20 which reflects a sales charge of 4.25%.

See notes to financial statements.

38	• AB WEALTH STRATEGIES

Statement of Assets & Liabilities

AB Conservative Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $287,351,790)	$293,344,969
Receivable for investments sold	161,735
Receivable for shares of beneficial interest sold	54,427

Total assets	293,561,131

Liabilities
Payable for shares of beneficial interest redeemed	369,786
Advisory fee payable	113,626
Distribution fee payable	109,440
Transfer Agent fee payable	23,097
Accrued expenses	63,006

Total liabilities	678,955

Net Assets	$292,882,176

Composition of Net Assets
Shares of beneficial interest, at par	$251
Additional paid-in capital	303,385,936
Undistributed net investment income	5,354,482
Accumulated net realized loss on investment transactions	(21,851,672)
Net unrealized appreciation on investments	5,993,179

$292,882,176

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$178,509,545	15,218,431	$11.73	*

B	$11,975,505	1,029,906	$11.63

C	$77,563,425	6,701,919	$11.57

Advisor	$12,258,717	1,040,550	$11.78

R	$4,175,982	356,087	$11.73

K	$7,948,829	679,308	$11.70

I	$450,173	38,304	$11.75

*	The maximum offering price per share for Class A shares was $12.25 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB WEALTH STRATEGIES •	39

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2016 (unaudited)

	AB Wealth Appreciation Strategy	AB Balanced Wealth Strategy		AB Conservative Wealth Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios	$32,190,521	$30,915,260		$7,167,319

Expenses
Advisory fee (see Note B)	4,361,695	2,973,669		846,634
Distribution fee – Class A	445,344	862,096		231,139
Distribution fee – Class B	109,772	209,459		75,861
Distribution fee – Class C	517,156	1,054,700		402,843
Distribution fee – Class R	9,119	20,839		12,273
Distribution fee – Class K	18,915	35,995		10,099
Transfer agency – Class A	130,376	371,704		92,744
Transfer agency – Class B	11,705	25,674		8,464
Transfer agency – Class C	41,450	117,791		41,749
Transfer agency – Advisor Class	307,493	48,695		6,903
Transfer agency – Class R	4,742	10,836		5,747
Transfer agency – Class K	15,131	28,796		7,811
Transfer agency – Class I	970	6,772		270
Printing	73,455	72,113		21,957
Registration fees	54,592	52,565		47,547
Custodian	32,763	32,763		32,763
Legal	30,340	29,995		27,525
Audit and tax	15,756	15,756		15,756
Trustees’ fees	10,816	10,816		10,816
Administrative	20,132	– 0	–	– 0	–
Miscellaneous	17,495	15,401		6,121

Total expenses	6,229,217	5,996,435		1,905,022
Less: expenses waived and reimbursed by the Adviser (see Note B)	(808,770)	(437,628)		(92,705)

Net expenses	5,420,447	5,558,807		1,812,317

Net investment income	26,770,074	25,356,453		5,355,002

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	1,609,477	410,096		(122,452)
Net realized gain distributions received from affiliated Underlying Portfolios	75,517,267	36,391,249		5,423,193
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(188,210,873)	(106,905,098)		(15,814,858)

Net loss on transactions	(111,084,129)	(70,103,753)		(10,514,117)

Net Decrease in Net Assets from Operations	$(84,314,055)	$(44,747,300)		$(5,159,115)

See notes to financial statements.

40	• AB WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	AB Wealth Appreciation Strategy
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$26,770,074	$33,826,827
Net realized gain on sale of affiliated Underlying Portfolio shares	1,609,477	6,050,579
Net realized gain distributions from affiliated Underlying Portfolios	75,517,267	100,448,793
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(188,210,873)	(211,090,253)

Net decrease in net assets from operations	(84,314,055)	(70,764,054)
Dividends to Shareholders from
Net investment income
Class A	(5,720,211)	(8,925,808)
Class B	(59,865)	(620,967)
Class C	(777,204)	(1,928,927)
Advisor Class	(15,798,469)	(22,985,759)
Class R	(39,826)	(102,368)
Class K	(218,945)	(323,868)
Class I	(29,121)	(112,616)
Transactions in Shares of Beneficial Interest
Net decrease	(9,249,303)	(69,738,524)

Total decrease	(116,206,999)	(175,502,891)
Net Assets
Beginning of period	1,384,134,701	1,559,637,592

End of period (including undistributed net investment income of $20,031,622 and $15,905,189, respectively)	$1,267,927,702	$1,384,134,701

See notes to financial statements.

AB WEALTH STRATEGIES •	41

Statement of Changes in Net Assets

	AB Balanced Wealth Strategy
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$25,356,453	$36,644,617
Net realized gain on sale of affiliated Underlying Portfolio shares	410,096	11,821,705
Net realized gain distributions from affiliated Underlying Portfolios	36,391,249	53,787,961
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(106,905,098)	(145,426,128)

Net decrease in net assets from operations	(44,747,300)	(43,171,845)
Dividends to Shareholders from
Net investment income
Class A	(16,168,585)	(17,334,528)
Class B	(398,255)	(1,542,609)
Class C	(3,265,158)	(4,302,459)
Advisor Class	(2,323,739)	(2,645,297)
Class R	(147,616)	(229,982)
Class K	(646,694)	(602,439)
Class I	(291,278)	(345,251)
Transactions in Shares of Beneficial Interest
Net decrease	(49,579,856)	(128,179,111)

Total decrease	(117,568,481)	(198,353,521)
Net Assets
Beginning of period	1,134,329,487	1,332,683,008

End of period (including undistributed net investment income of $11,757,180 and $9,642,052, respectively)	$1,016,761,006	$1,134,329,487

See notes to financial statements.

42	• AB WEALTH STRATEGIES

Statement of Changes in Net Assets

	AB Conservative Wealth Strategy
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,355,002	$7,229,380
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	(122,452)	2,571,538
Net realized gain distributions from affiliated Underlying Portfolios	5,423,193	8,594,360
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(15,814,858)	(24,470,061)

Net decrease in net assets from operations	(5,159,115)	(6,074,783)
Dividends to Shareholders from
Net investment income
Class A	(3,973,134)	(851,439)
Class B	(168,366)	– 0	–
Class C	(1,305,359)	– 0	–
Advisor Class	(332,915)	(101,878)
Class R	(93,967)	(11,762)
Class K	(171,049)	(31,582)
Class I	(10,497)	(4,138)
Transactions in Shares of Beneficial Interest
Net decrease	(16,026,654)	(47,466,391)

Total decrease	(27,241,056)	(54,541,973)
Net Assets
Beginning of period	320,123,232	374,665,205

End of period (including undistributed net investment income of $5,354,482 and $6,054,767, respectively)	$292,882,176	$320,123,232

See notes to financial statements.

AB WEALTH STRATEGIES •	43

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

February 29, 2016 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: AB Growth Fund, AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy, AB Conservative Wealth Strategy, AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of The AB Mutual Funds (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP

44	• AB WEALTH STRATEGIES

Notes to Financial Statements

and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share of the Strategies, which may be based on the NAVs of the Underlying Portfolios, is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of February 29, 2016:

Investments in Underlying Portfolios*	Level 1	Level 2			Level 3			Total
AB Wealth Appreciation Strategy
Investment Companies	$293,344,969	$	– 0	–	$	– 0	–	$1,268,382,231

AB Balanced Wealth Strategy
Investment Companies	1,018,522,830		– 0	–		– 0	–	1,018,522,830

AB Conservative Wealth Strategy
Investment Companies	1,268,382,231		– 0	–		– 0	–	293,344,969

*	There were no transfers between any levels during the reporting period.

AB WEALTH STRATEGIES •	45

Notes to Financial Statements

The Strategies recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established a Valuation Committee (the “Committee”) to oversee the pricing and valuation of all securities held in the Strategies. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

46	• AB WEALTH STRATEGIES

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios. Expenses of the Trust are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategies	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
AB Wealth Appreciation	.65%	.55%	.50%
AB Balanced Wealth	.55%	.45%	.40%
AB Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

AB WEALTH STRATEGIES •	47

Notes to Financial Statements

Effective January 1, 2015, AB Wealth Appreciation Strategy may reimburse the Adviser for certain legal and accounting services provided to Strategy by the Adviser. For the six months ended February 29, 2016, the reimbursement for such services amounted to $20,132.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

Such compensation retained by ABIS amounted to $205,073, $185,095 and $50,026 for the AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy, respectively, for the six months ended February 29, 2016.

In connection with their investments in AB Cap Fund—Multi-Manager Alternative Strategies Fund (“MMAS”), the Adviser has contractually agreed to (i) waive the portion of its management fee attributable to its services after paying sub advisory fees to sub-advisers and (ii) waive an additional portion of the Strategies investment advisory fee payable under the Advisory Agreement in an amount equal to, or reimburse the Strategies for, the total other expenses of MMAS (excluding interest and short sales expenses), in each case as paid by a Strategies as an acquired fund fee and expense. This fee waiver will remain in effect until December 31, 2016. For the six months ended February 29, 2016, the advisory fees paid were reduced by $808,770, $437,628 and $92,705 for the AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 29, 2016 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategies	Class A	Class A	Class B	Class C
AB Wealth Appreciation	$7,822	$2,279	$2,166	$2,710
AB Balanced Wealth	12,028	2,381	4,562	3,508
AB Conservative Wealth	2,405	958	1,028	1,966

48	• AB WEALTH STRATEGIES

Notes to Financial Statements

A summary of the Strategies’ affiliated Underlying Portfolio transactions for the period ended February 29, 2016 is as follows:

AB Multi-Manager Alternative Strategies Fund
							Distributions
	Market Value 08/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 02/29/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$172,392	$1,206	$13,759	$(346)	$(6,560)	$152,933	$1,206	$	– 0	–
AB Balanced Wealth	93,338	645	7,823	(130)	(3,540)	82,490	645		– 0	–
AB Conservative Wealth	19,522	136	865	(1)	(770)	18,022	137		– 0	–

AB Pooling Portfolio — Bond Inflation Portfolio
							Distributions
	Market Value 08/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 02/29/16 (000)	Income (000)	Realized Gains (000)
AB Balanced Wealth	$88,940	$2,088	$11,862	$(1,638)	$198	$77,726	$2,088	$	– 0	–
AB Conservative Wealth	31,490	746	2,988	(71)	(433)	28,744	747		– 0	–

AB Pooling Portfolio — Global Core Bond Portfolio
							Distributions
	Market Value 08/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 02/29/16 (000)	Income (000)	Realized Gains (000)
AB Balanced Wealth	$214,138	$8,112	$30,532	$(101)	$(1,890)	$189,727	$8,112	$	– 0	–
AB Conservative Wealth	78,352	3,091	9,321	(85)	(621)	71,416	2,983		– 0	–

AB Pooling Portfolio — High-Yield Portfolio
							Distributions
	Market Value 08/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 02/29/16 (000)	Income (000)	Realized Gains (000)
AB Balanced Wealth	$77,170	$2,714	$4,572	$(431)	$(7,212)	$67,669	$2,714	$	– 0	–

AB Pooling Portfolio — International Growth Portfolio
							Distributions
	Market Value 08/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 02/29/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$181,043	$4,070	$2,193	$(812)	$(15,623)	$166,485	$3,367	$	– 0	–
AB Balanced Wealth	82,698	3,124	2,783	(242)	(7,017)	75,780	1,507		– 0	–
AB Conservative Wealth	12,126	227	110	(5)	(1,100)	11,138	227		– 0	–

AB WEALTH STRATEGIES •	49

Notes to Financial Statements

AB Pooling Portfolio — International Value Portfolio
											Distributions
	Market Value 08/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)			Realized Gain (Loss) (000)			Change in Unrealized Appr./(Depr.) (000)	Market Value 02/29/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$178,924	$10,333	$	– 0	–	$	– 0	–	$(23,305)	$165,952	$10,121	$	– 0	–
AB Balanced Wealth	82,289	4,919		1,103			(304)		(10,258)	75,543	4,616		– 0	–
AB Conservative Wealth	12,116	752		– 0	–		– 0	–	(1,587)	11,281	689		– 0	–

AB Pooling Portfolio — U.S. Large Cap Growth Portfolio
							Distributions
	Market Value 08/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 02/29/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$214,860	$56,952	$18,866	$2,563	$(59,932)	$195,577	$4,574	$52,379
AB Balanced Wealth	107,402	27,898	11,376	2,675	(30,541)	96,058	2,241	25,596
AB Conservative Wealth	16,449	4,324	1,497	288	(4,617)	14,947	348	3,976

AB Pooling Portfolio — Multi-Asset Real Return Portfolio
											Distributions
	Market Value 08/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)			Realized Gain (Loss) (000)			Change in Unrealized Appr./(Depr.) (000)	Market Value 02/29/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$88,539	$11,491	$	– 0	–	$	– 0	–	$(13,511)	$86,519	$2,858	$	– 0	–
AB Balanced Wealth	48,974	3,096		– 0	–		– 0	–	(7,201)	44,869	1,530		– 0	–
AB Conservative Wealth	4,582	235		– 0	–		– 0	–	(679)	4,138	143		– 0	–

AB Pooling Portfolio — Short Duration Portfolio
							Distributions
	Market Value 08/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 02/29/16 (000)	Income (000)	Realized Gains (000)
AB Conservative Wealth	$89,681	$533	$8,715	$(418)	$319	$81,400	$533	$	– 0	–

AB Pooling Portfolio — Small-Mid Cap Growth Portfolio
											Distributions
	Market Value 08/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)			Realized Gain (Loss) (000)			Change in Unrealized Appr./(Depr.) (000)	Market Value 02/29/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$71,384	$10,453	$	– 0	–	$	– 0	–	$(19,504)	$62,333	$307	$9,810
AB Balanced Wealth	25,528	3,662		344			(35)		(6,859)	21,952	108	3,461
AB Conservative Wealth	2,358	334		– 0	–		– 0	–	(645)	2,047	10	324

50	• AB WEALTH STRATEGIES

Notes to Financial Statements

AB Pooling Portfolio — Small-Mid Cap Value Portfolio
							Distributions
	Market Value 08/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 02/29/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$71,661	$9,430	$580	$(118)	$(14,091)	$66,302	$669	$8,760
AB Balanced Wealth	25,955	3,308	1,064	28	(4,987)	23,240	237	3,070
AB Conservative Wealth	2,367	311	26	6	(474)	2,184	22	289

AB Pooling Portfolio — U.S. Value Portfolio
							Distributions
	Market Value 08/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 02/29/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$212,181	$3,105	$7,234	$873	$(13,770)	$195,155	$3,105	$	– 0	–
AB Balanced Wealth	106,061	1,531	4,410	761	(6,979)	96,964	1,531		– 0	–
AB Conservative Wealth	16,335	236	456	163	(1,128)	15,150	236		– 0	–

AB Pooling Portfolio — Volatility Management Portfolio
								Distributions
	Market Value 08/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./(Depr.) (000)	Market Value 02/29/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$193,378	$10,553	$4,339	$(551)		$(21,914)	$177,127	$5,984	$4,569
AB Balanced Wealth	183,212	9,880	5,794	(173)		(20,620)	166,505	5,585	4,264
AB Conservative Wealth	35,280	2,509	831	– 0	–*	(4,080)	32,878	1,093	835

*	Amount is less than $500

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Effective August 1, 2014, payments under the Agreement in respect of Class A shares are limited to an

AB WEALTH STRATEGIES •	51

Notes to Financial Statements

annual rate of .25% of each Strategies’ Class A shares’ average daily net assets. Prior to August 1, 2014, payments under Class A shares were limited to an annual rate of ..30% of each Strategies Class A shares’ average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the six months ended February 29, 2016 were as follows:

Strategies	Purchases	Sales
AB Wealth Appreciation	$117,591,906	$46,971,433
AB Balanced Wealth	70,978,858	81,667,273
AB Conservative Wealth	13,434,080	24,810,548

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Strategies	Appreciation	(Depreciation)
AB Wealth Appreciation	$54,921,089	$(147,015,719)	$(92,094,630)
AB Balanced Wealth	39,316,636	(66,725,228)	(27,408,592)
AB Conservative Wealth	10,407,837	(4,414,658)	5,993,179

1. Currency Translation

A Strategy may invest in non-U.S. dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives,

52	• AB WEALTH STRATEGIES

Notes to Financial Statements

including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	AB Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015

Class A
Shares sold	670,815	1,341,253	$9,539,530	$20,512,484

Shares issued in reinvestment of dividends	380,388	584,309	5,435,751	8,507,539

Shares converted from Class B	488,386	1,449,755	7,080,118	22,459,502

Shares redeemed	(1,902,259)	(4,725,105)	(27,104,597)	(72,599,508)

Net decrease	(362,670)	(1,349,788)	$(5,049,198)	$(21,119,983)

Class B
Shares sold	18,806	45,046	$270,373	$689,793

Shares issued in reinvestment of dividends	4,036	40,767	57,993	593,976

Shares converted to Class A	(489,593)	(1,455,373)	(7,080,118)	(22,459,502)

Shares redeemed	(81,584)	(459,997)	(1,160,495)	(7,027,738)

Net decrease	(548,335)	(1,829,557)	$(7,912,247)	$(28,203,471)

Class C
Shares sold	103,408	345,327	$1,452,109	$5,246,916

Shares issued in reinvestment of dividends	49,520	120,844	705,671	1,753,455

Shares redeemed	(551,658)	(1,588,929)	(7,794,490)	(24,289,933)

Net decrease	(398,730)	(1,122,758)	$(5,636,710)	$(17,289,562)

AB WEALTH STRATEGIES •	53

Notes to Financial Statements

	AB Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015

Advisor Class
Shares sold	4,263,935	8,425,597	$60,673,262	$129,143,853

Shares issued in reinvestment of dividends	1,042,901	1,505,441	14,850,914	21,858,999

Shares redeemed	(4,575,191)	(9,735,795)	(65,047,496)	(149,611,476)

Net increase	731,645	195,243	$10,476,680	$1,391,376

Class R
Shares sold	48,734	63,558	$677,233	$975,134

Shares issued in reinvestment of dividends	2,801	7,070	39,826	102,367

Shares redeemed	(91,563)	(142,831)	(1,287,035)	(2,175,560)

Net decrease	(40,028)	(72,203)	$(569,976)	$(1,098,059)

Class K
Shares sold	63,201	229,856	$897,362	$3,467,711

Shares issued in reinvestment of dividends	15,408	22,351	218,944	323,867

Shares redeemed	(109,240)	(310,254)	(1,551,934)	(4,676,238)

Net decrease	(30,631)	(58,047)	$(435,628)	$(884,660)

Class I
Shares sold	6,227	13,745	$87,889	$211,126

Shares issued in reinvestment of dividends	2,048	7,767	29,120	112,616

Shares redeemed	(16,790)	(190,575)	(239,233)	(2,857,907)

Net decrease	(8,515)	(169,063)	$(122,224)	$(2,534,165)

	AB Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015

Class A
Shares sold	1,312,570	2,688,884	$17,185,133	$37,724,352

Shares issued in reinvestment of dividends	1,153,448	1,204,936	15,040,965	16,182,296

Shares converted from Class B	1,097,478	3,735,097	14,619,257	52,608,142

Shares redeemed	(4,394,730)	(9,404,272)	(57,933,462)	(131,891,786)

Net decrease	(831,234)	(1,775,355)	$(11,088,107)	$(25,376,996)

54	• AB WEALTH STRATEGIES

Notes to Financial Statements

	AB Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015

Class B
Shares sold	30,413	78,353	$402,212	$1,085,633

Shares issued in reinvestment of dividends	29,205	110,185	380,540	1,468,771

Shares converted to Class A	(1,108,026)	(3,775,262)	(14,619,257)	(52,608,142)

Shares redeemed	(204,153)	(894,792)	(2,684,434)	(12,421,557)

Net decrease	(1,252,561)	(4,481,516)	$(16,520,939)	$(62,475,295)

Class C
Shares sold	309,091	584,829	$4,073,646	$8,117,691

Shares issued in reinvestment of dividends	220,830	285,609	2,859,754	3,807,168

Shares redeemed	(1,293,302)	(3,159,867)	(16,787,675)	(43,877,253)

Net decrease	(763,381)	(2,289,429)	$(9,854,275)	$(31,952,394)

Advisor Class
Shares sold	642,529	1,357,573	$8,531,408	$19,153,006

Shares issued in reinvestment of dividends	139,057	139,418	1,821,651	1,880,744

Shares redeemed	(1,287,048)	(2,118,001)	(16,963,181)	(29,784,828)

Net decrease	(505,462)	(621,010)	$(6,610,122)	$(8,751,078)

Class R
Shares sold	102,701	219,678	$1,372,764	$3,031,153

Shares issued in reinvestment of dividends	11,346	16,925	147,616	226,287

Shares redeemed	(367,883)	(260,477)	(4,899,654)	(3,619,365)

Net decrease	(253,836)	(23,874)	$(3,379,274)	$(361,925)

Class K
Shares sold	78,821	609,388	$1,026,177	$8,409,837

Shares issued in reinvestment of dividends	49,746	44,992	646,692	602,438

Shares redeemed	(228,261)	(481,063)	(3,003,889)	(6,736,432)

Net increase (decrease)	(99,694)	173,317	$(1,331,020)	$2,275,843

AB WEALTH STRATEGIES •	55

Notes to Financial Statements

	AB Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015

Class I
Shares sold	19,646	45,810	$259,321	$646,442

Shares issued in reinvestment of dividends	22,222	25,588	290,212	344,159

Shares redeemed	(101,239)	(181,164)	(1,345,652)	(2,527,867)

Net decrease	(59,371)	(109,766)	$(796,119)	$(1,537,266)

	AB Conservative Wealth Strategy
	Shares			Amount
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015		Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015

Class A
Shares sold	373,327	922,459		$4,483,271	$11,419,751

Shares issued in reinvestment of dividends	303,529	63,987		3,605,924	776,805

Shares converted from Class B	465,948	1,102,272		5,628,232	13,739,402

Shares redeemed	(1,505,837)	(3,334,740)		(18,064,773)	(41,377,385)

Net decrease	(363,033)	(1,246,022)		$(4,347,346)	$(15,441,427)

Class B
Shares sold	5,945	22,955		$70,830	$282,348

Shares issued in reinvestment of dividends	13,385	– 0	–	157,810	– 0	–

Shares converted to Class A	(471,939)	(1,115,839)		(5,628,232)	(13,739,402)

Shares redeemed	(76,608)	(373,678)		(907,785)	(4,578,846)

Net decrease	(529,217)	(1,466,562)		$(6,307,377)	$(18,035,900)

Class C
Shares sold	169,458	380,754		$2,001,084	$4,675,458

Shares issued in reinvestment of dividends	97,595	– 0	–	1,145,769	– 0	–

Shares redeemed	(531,249)	(1,155,352)		(6,306,626)	(14,144,825)

Net decrease	(264,196)	(774,598)		$(3,159,773)	$(9,469,367)

56	• AB WEALTH STRATEGIES

Notes to Financial Statements

	AB Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31, 2015

Advisor Class
Shares sold	209,317	208,158	$2,529,145	$2,599,961

Shares issued in reinvestment of dividends	22,760	6,926	271,299	84,352

Shares redeemed	(319,448)	(432,798)	(3,791,090)	(5,415,936)

Net decrease	(87,371)	(217,714)	$(990,646)	$(2,731,623)

Class R
Shares sold	34,499	93,670	$413,084	$1,159,921

Shares issued in reinvestment of dividends	7,910	968	93,967	11,762

Shares redeemed	(149,783)	(213,739)	(1,789,531)	(2,647,963)

Net decrease	(107,374)	(119,101)	$(1,282,480)	$(1,476,280)

Class K
Shares sold	22,034	75,661	$261,017	$934,068

Shares issued in reinvestment of dividends	14,434	2,605	171,048	31,582

Shares redeemed	(32,492)	(97,076)	(384,258)	(1,205,294)

Net increase (decrease)	3,976	(18,810)	$47,807	$(239,644)

Class I
Shares sold	1,624	16,446	$19,558	$203,890

Shares issued in reinvestment of dividends	883	341	10,497	4,138

Shares redeemed	(1,413)	(22,743)	(16,894)	(280,178)

Net increase (decrease)	1,094	(5,956)	$13,161	$(72,150)

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium

AB WEALTH STRATEGIES •	57

Notes to Financial Statements

quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies by Underlying Portfolios may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

Allocation Risk—The allocation of investments among the Underlying Portfolios’ different investment styles, such as equity or debt, growth or value, U.S. or non-U.S securities, or diversification strategies, may have a more significant effect on the Strategy’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 29, 2016.

58	• AB WEALTH STRATEGIES

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2015 and August 31, 2014 were as follows:

AB Wealth Appreciation Strategy	2015	2014
Distributions paid from:
Ordinary income	$35,000,313	$29,005,366

Total taxable distributions	35,000,313	29,005,366

Total distributions paid	$35,000,313	$29,005,366

AB Balanced Wealth Strategy	2015	2014
Distributions paid from:
Ordinary income	$27,002,565	$36,767,347

Total taxable distributions	27,002,565	36,767,347

Total distributions paid	$27,002,565	$36,767,347

AB Conservative Wealth Strategy	2015	2014
Distributions paid from:
Ordinary income	$1,000,799	$6,636,081

Total taxable distributions	1,000,799	6,636,081

Total distributions paid	$1,000,799	$6,636,081

As of August 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategies	Undistributed Ordinary Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
AB Wealth Appreciation	$15,905,189	$(26,057,110)	$(11,215,645)	$(21,367,566)
AB Balanced Wealth	9,642,052	(121,833,707)	29,487,385	(82,704,270)
AB Conservative Wealth	6,050,749	(20,678,507)	15,338,150	710,392

(a)

During the fiscal year ended August 31, 2015 all three Strategies utilized capital loss carryforwards to offset current year net realized gains. AB Wealth Appreciation Strategy utilized $107,831,917 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $26,057,110 at fiscal year end. AB Balanced Wealth Strategy utilized $66,230,804 of capital loss carryforwards during the year, and had a net capital loss carryforward of $121,833,707 at fiscal year end. AB Conservative Wealth Strategy utilized $10,430,963 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $20,678,507 at fiscal year end.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

AB WEALTH STRATEGIES •	59

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2015, the Strategies had net capital loss carryforwards which will expire as follows:

Strategy	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
AB Wealth Appreciation	$26,057,110	n/a	2019
AB Balanced Wealth	41,776,268	n/a	2018
AB Balanced Wealth	80,057,439	n/a	2019
AB Conservative Wealth	7,038,072	n/a	2018
AB Conservative Wealth	13,640,435	n/a	2019

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

60	• AB WEALTH STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Class A
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 14.64		$ 15.76		$ 13.36		$ 11.63	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(a)	.28	(b)	.34	(b)	.37	(b)	.06	.10	.19
Net realized and unrealized gain (loss) on investment transactions	(1.18)		(1.11)		2.30		1.77	.46	1.17

Net increase (decrease) in net asset value from operations	(.90)		(.77)		2.67		1.83	.56	1.36

Less: Dividends
Dividends from net investment income	(.23)		(.35)		(.27)		(.10)	(.19)	(.10)

Net asset value, end of period	$ 13.51		$ 14.64		$ 15.76		$ 13.36	$ 11.63	$ 11.26

Total Return
Total investment return based on net asset value(c)	(6.23)%		(4.89)%		20.21%		15.86%	5.11%	13.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$334,645		$367,939		$417,381		$382,178	$406,461	$471,196
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.89	%^	.88%		1.05%		1.07%	1.09%	1.09	%+
Expenses, before waivers/reimbursements(d)	1.01	%^	1.00%		1.06%		1.07%	1.09%	1.09	%+
Net investment income	3.92	%^(b)	2.18	%(b)	2.52	%(b)	.48%	.88%	1.60	%+
Portfolio turnover rate	3%		9%		20%		4%	29%	4%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	61

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Wealth Appreciation Strategy
Class B
Six Months Ended February 29, 2016 (unaudited)	Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.57	$ 15.64	$ 13.20	$ 11.47	$ 11.08	$ 9.84

Income From Investment Operations
Net investment income (loss)(a)	.21	(b)	.28	(b)	.31	(b)	(.02)	.02	.10
Net realized and unrealized gain (loss) on investment transactions	(1.17)	(1.15)	2.23	1.75	.45	1.16

Net increase (decrease) in net asset value from operations	(.96)	(.87)	2.54	1.73	.47	1.26

Less: Dividends
Dividends from net investment income	(.04)	(.20)	(.10)	– 0	–	(.08)	(.02)

Net asset value, end of period	$ 13.57	$ 14.57	$ 15.64	$ 13.20	$ 11.47	$ 11.08

Total Return
Total investment return based on net asset value(c)	(6.60)%	(5.59)%	19.33%	15.08%	4.29%	12.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,657	$26,943	$57,541	$77,795	$99,167	$135,139
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.67	%^	1.64%	1.76%	1.79%	1.82%	1.83	%+
Expenses, before waivers/reimbursements(d)	1.79	%^	1.76%	1.77%	1.79%	1.82%	1.83	%+
Net investment income (loss)	3.00	%^(b)	1.85	%(b)	2.10	%(b)	(.17)%	.21%	.85	%+
Portfolio turnover rate	3%	9%	20%	4%	29%	4%

See footnote summary on page 82.

62	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Class C
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 14.51		$ 15.62		$ 13.21		$ 11.49	$ 11.09	$ 9.85

Income From Investment Operations
Net investment income (loss)(a)	.22	(b)	.23	(b)	.27	(b)	(.03)	.02	.10
Net realized and unrealized gain (loss) on investment transactions	(1.17)		(1.11)		2.27		1.76	.46	1.16

Net increase (decrease) in net asset value from operations	(.95)		(.88)		2.54		1.73	.48	1.26

Less: Dividends
Dividends from net investment income	(.11)		(.23)		(.13)		(.01)	(.08)	(.02)

Net asset value, end of period	$ 13.45		$ 14.51		$ 15.62		$ 13.21	$ 11.49	$ 11.09

Total Return
Total investment return based on net asset value(c)	(6.61)%		(5.62)%		19.36%		15.02%	4.39%	12.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$95,541		$108,828		$134,675		$129,818	$141,224	$173,437
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.65	%^	1.63%		1.75%		1.78%	1.80%	1.80	%+
Expenses, before waivers/reimbursements(d)	1.77	%^	1.75%		1.76%		1.78%	1.80%	1.80	%+
Net investment income (loss)	3.14	%^(b)	1.51	%(b)	1.84	%(b)	(.22)%	.19%	.88	%+
Portfolio turnover rate	3%		9%		20%		4%	29%	4%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	63

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Advisor Class
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 14.62		$ 15.75		$ 13.37		$ 11.64	$ 11.29	$ 10.02

Income From Investment Operations
Net investment income(a)	.30	(b)	.37	(b)	.41	(b)	.09	.12	.22
Net realized and unrealized gain (loss) on investment transactions	(1.18)		(1.11)		2.30		1.79	.46	1.19

Net increase (decrease) in net asset value from operations	(.88)		(.74)		2.71		1.88	.58	1.41

Less: Dividends
Dividends from net investment income	(.27)		(.39)		(.33)		(.15)	(.23)	(.14)

Net asset value, end of period	$ 13.47		$ 14.62		$ 15.75		$ 13.37	$ 11.64	$ 11.29

Total Return
Total investment return based on net asset value(c)	(6.12)%		(4.66)%		20.53%		16.27%	5.36%	13.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$801,061		$858,681		$921,935		$800,563	$766,969	$716,998
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.64	%^	.63%		.75%		.77%	.79%	.79	%+
Expenses, before waivers/reimbursements(d)	.76	%^	.75%		.76%		.77%	.79%	.79	%+
Net investment income	4.16	%^(b)	2.42	%(b)	2.77	%(b)	.74%	1.07%	1.79	%+
Portfolio turnover rate	3%		9%		20%		4%	29%	4%

See footnote summary on page 82.

64	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Class R
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013		2012	2011

Net asset value, beginning of period	$ 14.51		$ 15.63		$ 13.22		$ 11.45		$ 11.07	$ 9.83

Income From Investment Operations
Net investment income(a)	.25	(b)	.31	(b)	.33	(b)	.03		.08	.14
Net realized and unrealized gain (loss) on investment transactions	(1.18)		(1.14)		2.26		1.74		.44	1.16

Net increase (decrease) in net asset value from operations	(.93)		(.83)		2.59		1.77		.52	1.30

Less: Dividends
Dividends from net investment income	(.15)		(.29)		(.18)		– 0	–	(.14)	(.06)

Net asset value, end of period	$ 13.43		$ 14.51		$ 15.63		$ 13.22		$ 11.45	$ 11.07

Total Return
Total investment return based on net asset value(c)	(6.46)%		(5.33)%		19.75%		15.46%		4.78%	13.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,362		$4,212		$5,665		$5,953		$8,045	$17,480
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.33	%^	1.32%		1.43%		1.41%		1.45%	1.46	%+
Expenses, before waivers/reimbursements(d)	1.45	%^	1.44%		1.44%		1.41%		1.45%	1.46	%+
Net investment income	3.59	%^(b)	2.02	%(b)	2.27	%(b)	.21%		.69%	1.17	%+
Portfolio turnover rate	3%		9%		20%		4%		29%	4%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	65

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Class K
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 14.54		$ 15.66		$ 13.28		$ 11.57	$ 11.18	$ 9.93

Income From Investment Operations
Net investment income(a)	.26	(b)	.28	(b)	.37	(b)	.05	.09	.17
Net realized and unrealized gain (loss) on investment transactions	(1.16)		(1.07)		2.27		1.76	.46	1.18

Net increase (decrease) in net asset value from operations	(.90)		(.79)		2.64		1.81	.55	1.35

Less: Dividends
Dividends from net investment income	(.21)		(.33)		(.26)		(.10)	(.16)	(.10)

Net asset value, end of period	$ 13.43		$ 14.54		$ 15.66		$ 13.28	$ 11.57	$ 11.18

Total Return
Total investment return based on net asset value(c)	(6.27)%		(5.07)%		20.12%		15.78%	5.07%	13.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,134		$15,751		$17,865		$16,319	$16,616	$21,677
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02	%^	1.01%		1.12%		1.11%	1.13%	1.15	%+
Expenses, before waivers/reimbursements(d)	1.14	%^	1.13%		1.13%		1.11%	1.13%	1.15	%+
Net investment income	3.70	%^(b)	1.85	%(b)	2.48	%(b)	.42%	.83%	1.45	%+
Portfolio turnover rate	3%		9%		20%		4%	29%	4%

See footnote summary on page 82.

66	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Class I
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 14.59		$ 15.72		$ 13.34		$ 11.61	$ 11.25	$ 9.99

Income From Investment Operations
Net investment income(a)	.29	(b)	.62	(b)	.41	(b)	.09	.18	.22
Net realized and unrealized gain (loss) on investment transactions	(1.17)		(1.36)		2.29		1.77	.41	1.18

Net increase (decrease) in net asset value from operations	(.88)		(.74)		2.70		1.86	.59	1.40

Less: Dividends
Dividends from net investment income	(.26)		(.39)		(.32)		(.13)	(.23)	(.14)

Net asset value, end of period	$ 13.45		$ 14.59		$ 15.72		$ 13.34	$ 11.61	$ 11.25

Total Return
Total investment return based on net asset value(c)	(6.13)%		(4.72)%		20.53%		16.16%	5.43%	13.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,528		$1,781		$4,576		$3,886	$3,934	$10,552
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.69	%^	.68%		.79%		.79%	.80%	.82	%+
Expenses, before waivers/reimbursements(d)	.81	%^	.80%		.81%		.79%	.80%	.82	%+
Net investment income	4.10	%^(b)	3.99	%(b)	2.78	%(b)	.72%	1.53%	1.82	%+
Portfolio turnover rate	3%		9%		20%		4%	29%	4%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	67

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class A
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 13.49		$ 14.31		$ 12.74		$ 11.85	$ 11.47	$ 10.61

Income From Investment Operations
Net investment income(a)	.32	(b)	.43	(b)	.39	(b)	.23	.22	.33
Net realized and unrealized gain (loss) on investment transactions	(.86)		(.93)		1.56		.89	.44	.83

Net increase (decrease) in net asset value from operations	(.54)		(.50)		1.95		1.12	.66	1.16

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.32)		(.38)		(.23)	(.26)	(.30)
Tax return of capital	– 0	–	– 0	–	– 0	–	.00 (e)	(.02)	– 0	–

Total dividends and distributions	(.31)		(.32)		(.38)		(.23)	(.28)	(.30)

Net asset value, end of period	$ 12.64		$ 13.49		$ 14.31		$ 12.74	$ 11.85	$ 11.47

Total Return
Total investment return based on net asset value(c)	(4.06)%		(3.46)%		15.56%		9.49%	5.81%	10.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$658,112		$713,524		$782,044		$732,322	$790,583	$926,599
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.87	%^	.85%		.98%		.99%	1.00%	.99	%+
Expenses, before waivers/reimbursements(d)	.95	%^	.93%		.99%		.99%	1.00%	.99	%+
Net investment income	4.85	%(b)^	3.07	%(b)	2.87	%(b)	1.87%	1.93%	2.77	%+
Portfolio turnover rate	7%		9%		15%		4%	34%	4%

See footnote summary on page 82.

68	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class B
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 13.32		$ 14.13		$ 12.64		$ 11.80	$ 11.40	$ 10.55

Income From Investment Operations
Net investment income(a)	.26	(b)	.39	(b)	.33	(b)	.16	.14	.24
Net realized and unrealized gain (loss) on investment transactions	(.84)		(.98)		1.50		.86	.43	.82

Net increase (decrease) in net asset value from operations	(.58)		(.59)		1.83		1.02	.57	1.06

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.22)		(.34)		(.18)	(.16)	(.21)
Tax return of capital	– 0	–	– 0	–	– 0	–	.00 (e)	(.01)	– 0	–

Total dividends and distributions	(.13)		(.22)		(.34)		(.18)	(.17)	(.21)

Net asset value, end of period	$ 12.61		$ 13.32		$ 14.13		$ 12.64	$ 11.80	$ 11.40

Total Return
Total investment return based on net asset value(c)	(4.39)%		(4.19)%		14.75%		8.66%	5.06%	10.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,512		$52,097		$118,556		$166,923	$230,241	$309,895
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.63	%^	1.61%		1.69%		1.70%	1.72%	1.72	%+
Expenses, before waivers/reimbursements(d)	1.71	%^	1.69%		1.70%		1.70%	1.72%	1.72	%+
Net investment income	3.94	%^(b)	2.79	%(b)	2.41	%(b)	1.26%	1.25%	2.06	%+
Portfolio turnover rate	7%		9%		15%		4%	34%	4%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	69

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class C
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 13.32		$ 14.15		$ 12.66		$ 11.82	$ 11.42	$ 10.56

Income From Investment Operations
Net investment income(a)	.27	(b)	.33	(b)	.30	(b)	.15	.14	.24
Net realized and unrealized gain (loss) on investment transactions	(.85)		(.92)		1.54		.87	.43	.83

Net increase (decrease) in net asset value from operations	(.58)		(.59)		1.84		1.02	.57	1.07

Less: Dividends and Distributions
Dividends from net investment income	(.20)		(.24)		(.35)		(.18)	(.16)	(.21)
Tax return of capital	– 0	–	– 0	–	– 0	–	.00 (e)	(.01)	– 0	–

Total dividends and distributions	(.20)		(.24)		(.35)		(.18)	(.17)	(.21)

Net asset value, end of period	$ 12.54		$ 13.32		$ 14.15		$ 12.66	$ 11.82	$ 11.42

Total Return
Total investment return based on net asset value(c)	(4.39)%		(4.19)%		14.74%		8.67%	5.08%	10.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$198,113		$220,663		$266,720		$262,751	$296,426	$375,644
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.62	%^	1.60%		1.69%		1.69%	1.70%	1.70	%+
Expenses, before waivers/reimbursements(d)	1.70	%^	1.68%		1.69%		1.69%	1.70%	1.70	%+
Net investment income	4.11	%^(b)	2.40	%(b)	2.20	%(b)	1.17%	1.24%	2.07	%+
Portfolio turnover rate	7%		9%		15%		4%	34%	4%

See footnote summary on page 82.

70	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Advisor Class
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 13.58		$ 14.40		$ 12.79		$ 11.88	$ 11.51	$ 10.64

Income From Investment Operations
Net investment income(a)	.34	(b)	.48	(b)	.43	(b)	.27	.24	.35
Net realized and unrealized gain (loss) on investment transactions	(.86)		(.94)		1.57		.89	.45	.85

Net increase (decrease) in net asset value from operations	(.52)		(.46)		2.00		1.16	.69	1.20

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.36)		(.39)		(.25)	(.30)	(.33)
Tax return of capital	– 0	–	– 0	–	– 0	–	.00 (e)	(.02)	– 0	–

Total dividends and distributions	(.35)		(.36)		(.39)		(.25)	(.32)	(.33)

Net asset value, end of period	$ 12.71		$ 13.58		$ 14.40		$ 12.79	$ 11.88	$ 11.51

Total Return
Total investment return based on net asset value(c)	(3.92)%		(3.21)%		15.94%		9.81%	6.09%	11.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$82,421		$94,932		$109,579		$95,982	$103,716	$103,772
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.62	%^	.60%		.68%		.69%	.70%	.69	%+
Expenses, before waivers/reimbursements(d)	.70	%^	.68%		.69%		.69%	.70%	.69	%+
Net investment income	5.10	%^(b)	3.42	%(b)	3.17	%(b)	2.14%	2.12%	2.93	%+
Portfolio turnover rate	7%		9%		15%		4%	34%	4%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	71

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class R
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 13.39		$ 14.21		$ 12.69		$ 11.82	$ 11.44	$ 10.58

Income From Investment Operations
Net investment income(a)	.30	(b)	.38	(b)	.41	(b)	.20	.18	.25
Net realized and unrealized gain (loss) on investment transactions	(.86)		(.92)		1.47		.87	.42	.87

Net increase (decrease) in net asset value from operations	(.56)		(.54)		1.88		1.07	.60	1.12

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.28)		(.36)		(.20)	(.20)	(.26)
Tax return of capital	– 0	–	– 0	–	– 0	–	.00 (e)	(.02)	– 0	–

Total dividends and distributions	(.23)		(.28)		(.36)		(.20)	(.22)	(.26)

Net asset value, end of period	$ 12.60		$ 13.39		$ 14.21		$ 12.69	$ 11.82	$ 11.44

Total Return
Total investment return based on net asset value(c)	(4.21)%		(3.82)%		15.09%		9.13%	5.35%	10.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,926		$10,762		$11,761		$17,316	$20,020	$34,602
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.27	%^	1.26%		1.34%		1.35%	1.35%	1.35	%+
Expenses, before waivers/reimbursements(d)	1.35	%^	1.34%		1.35%		1.35%	1.35%	1.35	%+
Net investment income	4.51	%^(b)	2.71	%(b)	3.05	%(b)	1.62%	1.56%	2.08	%+
Portfolio turnover rate	7%		9%		15%		4%	34%	4%
See footnote summary on page 82.

72	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class K
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 13.44		$ 14.26		$ 12.71		$ 11.83	$ 11.45	$ 10.60

Income From Investment Operations
Net investment income(a)	.31	(b)	.38	(b)	.35	(b)	.22	.23	.32
Net realized and unrealized gain (loss) on investment transactions	(.85)		(.89)		1.58		.88	.43	.82

Net increase (decrease) in net asset value from operations	(.54)		(.51)		1.93		1.10	.66	1.14

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.31)		(.38)		(.22)	(.26)	(.29)
Tax return of capital	– 0	–	– 0	–	– 0	–	.00 (e)	(.02)	– 0	–

Total dividends and distributions	(.30)		(.31)		(.38)		(.22)	(.28)	(.29)

Net asset value, end of period	$ 12.60		$ 13.44		$ 14.26		$ 12.71	$ 11.83	$ 11.45

Total Return
Total investment return based on net asset value(c)	(4.09)%		(3.55)%		15.44%		9.40%	5.85%	10.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,279		$30,439		$29,819		$25,081	$30,538	$26,355
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.96	%^	.95%		1.03%		1.04%	1.02%	1.04	%+
Expenses, before waivers/ reimbursements(d)	1.04	%^	1.03%		1.04%		1.04%	1.02%	1.04	%+
Net investment income	4.76	%^(b)	2.74	%(b)	2.59	%(b)	1.76%	1.95%	2.72	%+
Portfolio turnover rate	7%		9%		15%		4%	34%	4%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	73

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class I
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 13.54		$ 14.35		$ 12.76		$ 11.85	$ 11.48	$ 10.62

Income From Investment Operations
Net investment income(a)	.34	(b)	.49	(b)	.43	(b)	.26	.27	.36
Net realized and unrealized gain (loss) on investment transactions	(.87)		(.95)		1.55		.89	.42	.83

Net increase (decrease) in net asset value from operations	(.53)		(.46)		1.98		1.15	.69	1.19

Less: Dividends and Distributions
Dividends from net investment income	(.34)		(.35)		(.39)		(.24)	(.30)	(.33)
Tax return of capital	– 0	–	– 0	–	– 0	–	.00 (e)	(.02)	– 0	–

Total dividends and distributions	(.34)		(.35)		(.39)		(.24)	(.32)	(.33)

Net asset value, end of period	$ 12.67		$ 13.54		$ 14.35		$ 12.76	$ 11.85	$ 11.48

Total Return
Total investment return based on net asset value(c)	(3.96)%		(3.18)%		15.82%		9.82%	6.10%	11.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,398		$11,912		$14,204		$12,653	$12,925	$21,796
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.63	%^	.62%		.70%		.71%	.70%	.71	%+
Expenses, before waivers/ reimbursements(d)	.71	%^	.70%		.71%		.71%	.70%	.71	%+
Net investment income	5.10	%^(b)	3.45	%(b)	3.14	%(b)	2.12%	2.34%	3.00	%+
Portfolio turnover rate	7%		9%		15%		4%	34%	4%

See footnote summary on page 82.

74	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class A
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 12.18		$ 12.43		$ 11.59		$ 11.34	$ 11.17	$ 10.66

Income From Investment Operations
Net investment income(a)	.22	(b)	.28	(b)	.23	(b)	.20	.23	.26
Net realized and unrealized gain (loss) on investment transactions	(.41)		(.48)		.82		.25	.20	.51

Net increase (decrease) in net asset value from operations	(.19)		(.20)		1.05		.45	.43	.77

Less: Dividends
Dividends from net investment income	(.26)		(.05)		(.21)		(.20)	(.26)	(.26)

Net asset value, end of period	$ 11.73		$ 12.18		$ 12.43		$ 11.59	$ 11.34	$ 11.17

Total Return
Total investment return based on net asset value(c)	(1.59)%		(1.59)%		9.20%		3.93%	3.93%	7.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$178,509		$189,751		$209,189		$219,653	$255,748	$292,825
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95	%^	.92%		1.02%		1.03%	1.02%	1.01	%+
Expenses, before waivers/reimbursements(d)	1.01	%^	.98%		1.03%		1.03%	1.02%	1.01	%+
Net investment income	3.72	%^(b)	2.28	%(b)	1.88	%(b)	1.70%	2.08%	2.34	%+
Portfolio turnover rate	4%		6%		11%		4%	21%	4%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	75

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class B
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 12.00		$ 12.29		$ 11.50		$ 11.29	$ 11.10	$ 10.60

Income From Investment Operations
Net investment income(a)	.17	(b)	.22	(b)	.15	(b)	.12	.16	.18
Net realized and unrealized gain (loss) on investment transactions	(.40)		(.51)		.81		.24	.19	.50

Net increase (decrease) in net asset value from operations	(.23)		(.29)		.96		.36	.35	.68

Less: Dividends
Dividends from net investment income	(.14)		– 0	–	(.17)		(.15)	(.16)	(.18)

Net asset value, end of period	$ 11.63		$ 12.00		$ 12.29		$ 11.50	$ 11.29	$ 11.10

Total Return
Total investment return based on net asset value(c)	(1.95)%		(2.36)%		8.46%		3.17%	3.21%	6.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,976		$18,706		$37,181		$52,372	$76,229	$101,883
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70	%^	1.68%		1.73%		1.74%	1.75%	1.74	%+
Expenses, before waivers/reimbursements(d)	1.76	%^	1.74%		1.74%		1.74%	1.75%	1.74	%+
Net investment income	2.78	%^(b)	1.80	%(b)	1.28	%(b)	1.06%	1.42%	1.61	%+
Portfolio turnover rate	4%		6%		11%		4%	21%	4%

See footnote summary on page 82.

76	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class C
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 12.00		$ 12.29		$ 11.50		$ 11.29	$ 11.10	$ 10.60

Income From Investment Operations
Net investment income(a)	.17	(b)	.19	(b)	.14	(b)	.11	.15	.18
Net realized and unrealized gain (loss) on investment transactions	(.41)		(.48)		.82		.25	.21	.50

Net increase (decrease) in net asset value from operations	(.24)		(.29)		.96		.36	.36	.68

Less: Dividends
Dividends from net investment income	(.19)		– 0	–	(.17)		(.15)	(.17)	(.18)

Net asset value, end of period	$ 11.57		$ 12.00		$ 12.29		$ 11.50	$ 11.29	$ 11.10

Total Return
Total investment return based on net asset value(c)	(1.99)%		(2.36)%		8.47%		3.18%	3.24%	6.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$77,563		$83,574		$95,109		$104,830	$124,847	$148,245
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70	%^	1.68%		1.73%		1.73%	1.73%	1.72	%+
Expenses, before waivers/reimbursements(d)	1.76	%^	1.74%		1.73%		1.73%	1.73%	1.72	%+
Net investment income	2.93	%^(b)	1.54	%(b)	1.20	%(b)	.98%	1.39%	1.63	%+
Portfolio turnover rate	4%		6%		11%		4%	21%	4%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	77

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Advisor Class
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 12.24		$ 12.48		$ 11.62		$ 11.35	$ 11.19	$ 10.68

Income From Investment Operations
Net investment income(a)	.25	(b)	.33	(b)	.24	(b)	.24	.27	.29
Net realized and unrealized gain (loss) on investment transactions	(.43)		(.49)		.85		.24	.19	.51

Net increase (decrease) in net asset value from operations	(.18)		(.16)		1.09		.48	.46	.80

Less: Dividends
Dividends from net investment income	(.28)		(.08)		(.23)		(.21)	(.30)	(.29)

Net asset value, end of period	$ 11.78		$ 12.24		$ 12.48		$ 11.62	$ 11.35	$ 11.19

Total Return
Total investment return based on net asset value(c)	(1.49)%		(1.31)%		9.52%		4.27%	4.22%	7.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,259		$13,802		$16,800		$11,701	$13,501	$17,706
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70	%^	.67%		.72%		.73%	.72%	.71	%+
Expenses, before waivers/reimbursements(d)	.76	%^	.73%		.73%		.73%	.72%	.71	%+
Net investment income	4.11	%^(b)	2.66	%(b)	1.97	%(b)	2.03%	2.40%	2.63	%+
Portfolio turnover rate	4%		6%		11%		4%	21%	4%

See footnote summary on page 82.

78	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class R
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 12.15		$ 12.42		$ 11.60		$ 11.37	$ 11.19	$ 10.67

Income From Investment Operations
Net investment income(a)	.22	(b)	.25	(b)	.19	(b)	.15	.22	.21
Net realized and unrealized gain (loss) on investment transactions	(.43)		(.50)		.82		.25	.16	.53

Net increase (decrease) in net asset value from operations	(.21)		(.25)		1.01		.40	.38	.74

Less: Dividends
Dividends from net investment income	(.21)		(.02)		(.19)		(.17)	(.20)	(.22)

Net asset value, end of period	$ 11.73		$ 12.15		$ 12.42		$ 11.60	$ 11.37	$ 11.19

Total Return
Total investment return based on net asset value(c)	(1.72)%		(2.02)%		8.84%		3.53%	3.46%	6.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,176		$5,632		$7,237		$7,280	$8,059	$15,068
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.33	%^	1.34%		1.39%		1.39%	1.39%	1.39	%+
Expenses, before waivers/reimbursements(d)	1.39	%^	1.40%		1.39%		1.39%	1.39%	1.39	%+
Net investment income	3.65	%^(b)	2.00	%(b)	1.54	%(b)	1.27%	1.94%	1.86	%+
Portfolio turnover rate	4%		6%		11%		4%	21%	4%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	79

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class K
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 12.15		$ 12.41		$ 11.57		$ 11.32	$ 11.16	$ 10.65

Income From Investment Operations
Net investment income(a)	.22	(b)	.27	(b)	.24	(b)	.18	.20	.23
Net realized and unrealized gain (loss) on investment transactions	(.42)		(.49)		.81		.26	.22	.53

Net increase (decrease) in net asset value from operations	(.20)		(.22)		1.05		.44	.42	.76

Less: Dividends
Dividends from net investment income	(.25)		(.04)		(.21)		(.19)	(.26)	(.25)

Net asset value, end of period	$ 11.70		$ 12.15		$ 12.41		$ 11.57	$ 11.32	$ 11.16

Total Return
Total investment return based on net asset value(c)	(1.64)%		(1.73)%		9.22%		3.91%	3.82%	7.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,949		$8,204		$8,611		$8,519	$9,039	$7,684
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.04	%^	1.01%		1.08%		1.07%	1.05%	1.08	%+
Expenses, before waivers/reimbursements(d)	1.10	%^	1.07%		1.08%		1.07%	1.05%	1.08	%+
Net investment income	3.61	%^(b)	2.19	%(b)	1.97	%(b)	1.58%	1.82%	2.05	%+
Portfolio turnover rate	4%		6%		11%		4%	21%	4%

See footnote summary on page 82.

80	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class I
	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 12.21		$ 12.46		$ 11.60		$ 11.33	$ 11.17	$ 10.66

Income From Investment Operations
Net investment income(a)	.24	(b)	.41	(b)	.31	(b)	.23	.35	.28
Net realized and unrealized gain (loss) on investment transactions	(.42)		(.59)		.78		.25	.11	.52

Net increase (decrease) in net asset value from operations	(.18)		(.18)		1.09		.48	.46	.80

Less: Dividends
Dividends from net investment income	(.28)		(.07)		(.23)		(.21)	(.30)	(.29)

Net asset value, end of period	$ 11.75		$ 12.21		$ 12.46		$ 11.60	$ 11.33	$ 11.17

Total Return
Total investment return based on net asset value(c)	(1.51)%		(1.41)%		9.54%		4.26%	4.19%	7.49%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$450		$454		$538		$874	$1,118	$2,868
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72	%^	.70%		.75%		.75%	.73%	.74	%+
Expenses, before waivers/reimbursements(d)	.78	%^	.76%		.75%		.75%	.73%	.74	%+
Net investment income	3.96	%^(b)	3.32	%(b)	2.56	%(b)	1.98%	3.04%	2.45	%+
Portfolio turnover rate	4%			6%	11%		4%	21%	4%

See footnote summary on page 82.

AB WEALTH STRATEGIES •	81

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Strategy distributions or the redemption of Strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Expense ratios do not include expenses of the AB Pooling Portfolios and MMAS in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the AB Pooling Portfolios and MMAS including interest expense were as follows:

	Six Months Ended February 29, 2016 (unaudited)		Year Ended August 31,
			2015	2014	2013	2012	2011

AB Wealth Appreciation Strategy	.39	%^	.38%	.05%	.04%	.03%	.03%
AB Balanced Wealth Strategy	.29	%^	.27%	.05%	.04%	.03%	.03%
AB Conservative Wealth Strategy	.22	%^	.21%	.04%	.03%	.03%	.03%

(e)	Amount is less than $.005

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

82	• AB WEALTH STRATEGIES

Financial Highlights

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Christopher H. Nikolich(2), Vice President Vadim Zlotnikov(2), Vice President	Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy, Nikolich and Zlotnikov are the investment professionals primarily responsible for the day-to-day management of each Strategy’s portfolio.

AB WEALTH STRATEGIES •	83

Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AB Portfolios (the “Trust”) in respect of AB Balanced Wealth Strategy, AB Wealth Appreciation Strategy and AB Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Board of Trustees, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Strategies seek to achieve their investment objectives by investing in a combination of the AB Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles, and AB Multi-Manager Alternative Strategies Fund (“MMAS”). As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	The information in the fee evaluation was completed on July 23, 2015 and discussed with the Board of Trustees on August 4-5, 2015.

2	Future references to the Strategies do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	The AB Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High Yield Portfolio and Volatility Management Portfolio.

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3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

In connection with the Strategies’ investments in MMAS, the Adviser will waive its advisory fee from each Strategy in an amount equal to the portion of the MMAS management fee that the Adviser retains—i.e., does not pay to MMAS’ sub-advisers. Specifically, MMAS’ management fee is 1.90%, and out of this fee, the Adviser will generally pay the sub-advisers a fee of 1.00%. Accordingly, the fee rate payable by each Strategy in respect of its assets invested in MMAS would be reduced by approximately 0.90%. The Adviser will also waive other MMAS

4	Jones v. Harris at 1427.

5	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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fees and operating expenses until December 31, 2015.6 The shareholders of the Strategies will indirectly bear their proportionate share of the portion of the management fee that is paid to the sub-advisers as well as other MMAS expenses. To the extent that a sub-advisory fee is greater or less than the 1.00% rate agreed to by all of the proposed initial MMAS sub-advisers, the amount of the advisory fee retained by the Adviser and, therefore, the amount of the Adviser’s fee waiver would change. In addition to the foregoing, the Adviser intends to waive additional fees payable by the Strategies for a period of at least one year in order to eliminate the expense ratio impact of MMAS’ non-advisory other fees and expenses.

Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 6/30/15 ($MIL)	Strategy
Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$1,206.5	Balanced Wealth Strategy

Blend	0.65% on 1st $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	$1,485.4	Wealth Appreciation Strategy

Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$333.9	Conservative Wealth Strategy

With respect to the Wealth Appreciation Strategy, the Investment Advisory Agreement was amended on January 6, 2011 to permit reimbursement to the Adviser for certain clerical, legal, accounting, administrative, and other expenses. In May 2015, the Board authorized reimbursement payments under these provisions for the first time. The Investment Advisory Agreement for Balanced Wealth Strategy and Conservative Wealth Strategy does not provide for reimbursements to the Adviser for the above described expenses.

6	The impact of the other MMAS fees and operating expenses waiver for each Wealth Strategy will range up to 1 basis point, depending on the size of the Wealth Strategy.

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Set forth below are the annualized total expense ratios of the Strategies for the most recent semi-annual period:7,8

	Total Expense Ratio[9]					Acquired Fund Fees and Expenses		Fiscal Year End
Strategy		Net		Gross
Balanced Wealth Strategy[10]	Class A Class B Class C Advisor Class R Class K Class I	1.11 1.87 1.87 0.86 1.52 1.21 0.88	% % % % % % %	1.19 1.95 1.95 0.94 1.60 1.29 0.96	% % % % % % %	0.25 0.25 0.25 0.25 0.25 0.25 0.25	% % % % % % %	August 31 (ratios as of February 28, 2015)

Wealth Appreciation Strategy[10]	Class A Class B Class C Advisor Class R Class K Class I	1.24 2.00 1.99 0.99 1.67 1.36 1.03	% % % % % % %	1.36 2.12 2.11 1.11 1.79 1.48 1.14	% % % % % % %	0.35 0.35 0.35 0.35 0.35 0.35 0.35	% % % % % % %	August 31 (ratios as of February 28, 2015)

Conservative Wealth Strategy[10]	Class A Class B Class C Advisor Class R Class K Class I	1.12 1.87 1.87 0.87 1.53 1.22 0.89	% % % % % % %	1.18 1.93 1.93 0.93 1.59 1.28 0.95	% % % % % % %	0.19 0.19 0.19 0.19 0.19 0.19 0.19	% % % % % % %	August 31 (ratios as of February 28, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and

7	The expense ratios include expenses of the underlying Pooling Portfolios and MMAS in which the Strategies invest. With respect to Balanced Wealth Strategy, Wealth Appreciation Strategy and Conservative Wealth Strategy, for the six-month period ended February 28, 2013, the estimated annualized acquired fund fees and expenses related to the Pooling Portfolios were 0.04%, 0.04% and 0.03%, respectively.

8	Semi-annual total expense ratios are unaudited.

9	Includes acquired fund fees and expenses.

10	The semi-annual total expense ratio for the Fund’s Class A shares reflects the reduction in 12b-1 fees from 0.30% to 0.25% effective August 1, 2014.

AB WEALTH STRATEGIES •	87

monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.11 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment style as any of the Strategies.

The AB Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance

11	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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contracts. Set forth below is the fee schedule of AVPS – Balanced Wealth Strategy Portfolio, which has a similar investment style as Balanced Wealth Strategy.12

Strategy	AVPS Portfolio	Fee Schedule
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% Excess of $5 billion

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution-related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Strategies are as follows:

Strategy	ITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balanced – Neutral	0.70%
Wealth Appreciation Strategy	Alliance Global Balanced – Aggressive	0.75%
Conservative Wealth Strategy	Alliance Global Balanced – Conservative	0.65%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy,

12	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, Balanced Wealth Strategy has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

AB WEALTH STRATEGIES •	89

to the median of the Strategy’s Lipper Expense Group (“EG”)14 and the Strategy’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

The original EGs for Balanced Wealth Strategy and Wealth Appreciation Strategy had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, Lipper expanded the Strategies’ EGs to include peers that have a similar but not the same Lipper investment classification/objective.

Strategy	Contractual Management Fee (%)[16]	Lipper EG Median (%)	Lipper EG Rank
Balanced Wealth Strategy[17]	0.550	0.638	5/15
Wealth Appreciation Strategy[18]	0.650	0.650	7/13
Conservative Wealth Strategy	0.550	0.610	4/10

However, because Lipper had expanded the EGs of Balanced Wealth Strategy and Wealth Appreciation Strategy, under Lipper’s standard guidelines, the Lipper Expense Universes (“EUs”) for these Strategies were also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.19

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fee does not reflect any advisory fee waiver or expense reimbursements for expense caps that would effectively reduce the actual management fee.

17	The Strategy’s EG includes the Strategy, six other Mixed-Asset Target Allocation Moderate (“MTAM”) funds and eight Mixed-Asset Target Allocation Growth (“MTAG”) funds.

18	The Strategy’s EG includes the Strategy, which is a MTAA fund, and 12 MTAG funds.

19	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

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Set forth below is a comparison of the Strategies’ total expense ratios and the medians of the Strategies’ EGs and EUs. To reflect the Strategies’ investment in MMAS, the Strategies’ total expense ratios shown are for semi-annual period ending February 28, 2015.

Strategy	Expense Ratio (%)[20]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Balanced Wealth Strategy[21]	1.113	1.113	8/15	1.157	29/74
Wealth Appreciation Strategy[22]	1.237	1.165	12/13	1.173	26/37
Conservative Wealth Strategy	1.120	1.068	8/10	1.069	20/27

Based on this analysis, the Strategies have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Strategies decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser

20	The Class A shares total expense ratio shown for each Strategy is for the semi-annual period ending February 28, 2015.

21	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end MTAM and MTAG funds, excluding outliers.

22	The Strategy’s EU includes the Strategy, the EG and all other MTAG funds, excluding outliers.

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and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AB Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Trust’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Balanced Wealth Strategy	$47,168
Wealth Appreciation Strategy	$22,635
Conservative Wealth Strategy	$11,262

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC fees from the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Balanced Wealth Strategy	$6,593,325	$36,597
Wealth Appreciation Strategy	$3,354,986	$22,326
Conservative Wealth Strategy	$2,146,607	$10,089

Fees and reimbursements for out of pocket expenses charged by AB Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies during the most recently completed fiscal year:

Strategy	ABIS Fee
Balanced Wealth Strategy	$521,597
Wealth Appreciation Strategy	$541,791
Conservative Wealth Strategy	$143,136

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There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. Multi-Asset Real Return Portfolio, International Value Portfolio, Small-Mid Cap Growth Portfolio and MMAS effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the Pooling Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

AB WEALTH STRATEGIES •	93

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli23 study on advisory fees and various fund characteristics.24 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $485 billion as of June 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings26 of the Strategies relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)27 for the periods ended May 31, 2015.28

23	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

24	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

26	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Lipper.

27	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include strategies of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

28	Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

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Strategy	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy
1 year	4.45	4.45	4.88	4/7	58/103
3 year	10.86	11.01	10.42	5/7	43/100
5 year	8.78	10.65	9.33	7/7	57/85
10 year	5.51	6.69	5.96	5/6	42/64

Wealth Appreciation Strategy[29]
1 year	5.38	N/A	7.09	1/1	23/29
3 year	15.26	N/A	15.85	1/1	18/29
5 year	10.76	N/A	12.32	1/1	23/25
10 year	5.22	N/A	6.61	1/1	17/17

Conservative Wealth Strategy
1 year	3.13	3.44	2.94	8/10	34/76
3 year	5.96	7.90	7.08	8/10	48/72
5 year	5.55	7.94	7.03	9/9	51/65
10 year	4.21	5.52	5.23	7/7	32/39

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold) versus their benchmarks for the periods ending May 31, 2015. Performance returns for the 10 month period ending May 31, 2015 are shown for the Wealth Strategies to show their performance since MMAS commenced operations.30

	Periods Ending May 31, 2015 Annualized Net Performance (%)
	10 Month (%)[31]	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Balanced Wealth Strategy	4.38	4.46	10.86	8.78	5.51	6.18
65% S&P 500 / 35% Barclays Capital U.S. Aggregate Index	8.38	8.77	13.38	12.18	7.16	7.57
S&P 500 Index	11.08	11.81	19.67	16.54	8.12	8.54
Barclays Capital U.S. Aggregate Index	3.24	3.03	2.21	3.90	4.61	4.76
Inception Date: September 2, 2003

Wealth Appreciation Strategy	5.52	5.38	15.26	10.76	5.22	6.20
60% S&P 500 Index / 40% MSCI ACWI Ex USA Net Index	5.94	6.65	16.88	13.18	7.39	8.68
S&P 500 Index	11.08	11.81	19.67	16.54	8.12	8.54
MSCI ACWI Ex USA Net Index	-1.56	-0.90	12.61	8.09	6.04	8.23
Inception Date: September 2, 2003

29	The Strategy’s PG is omitted since the Strategy has no PG peers. Generally, a PG will consist of EG peers of the same Lipper investment classification/objective as the subject Strategy.

30	The performance returns are for the Class A shares of the Strategies. Strategy and benchmark performance return information was provided by the Adviser.

31	The 10 month returns, which are not annualized, are shown to indicate the Wealth Strategies’ performance for the period since they began investing in MMAS.

AB WEALTH STRATEGIES •	95

	Periods Ending May 31, 2015 Annualized Net Performance (%)
	10 Month (%)[31]	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Conservative Wealth Strategy	3.04	3.13	5.96	5.55	4.21	4.66
65% Barclays Capital U.S. Aggregate / 35% S&P 500 Index	6.03	6.14	8.14	8.38	6.10	6.27
Barclays Capital U.S. Aggregate Index	3.24	3.03	2.21	3.90	4.61	4.76
S&P 500 Index	11.08	11.81	19.67	16.54	8.12	8.54
Inception Date: September 2, 2003

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Trustees continue to monitor the impact of MMAS on the total expense ratios and performance of the Strategies. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2015

96	• AB WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB WEALTH STRATEGIES •	97

AB Family of Funds

NOTES

98	• AB WEALTH STRATEGIES

NOTES

AB WEALTH STRATEGIES •	99

NOTES

100	• AB WEALTH STRATEGIES

AB WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

WS-0152-0216

ITEM 2.     CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.     SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.     CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.     EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	April 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	April 26, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	April 26, 2016